UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-0792

                                CNI CHARTER FUNDS
               (Exact name of registrant as specified in charter)
                                    --------


                             400 North Roxbury Drive
                             Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-889-0799

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2008

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2008

ITEM 1.   REPORTS TO STOCKHOLDERS.


                                              (CNI CHARTER FUNDS(SM) LOGO)(LOGO)

                                   (GRAPHIC)

2008 ANNUAL REPORT

                                                    September 30, 2008

This report and the financial statements contained herein are provided for the general information of the shareholders of the CNI Charter Funds. This report is not authorized for distribution to prospective investors in the CNI Charter Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of CNI Charter Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

                         CNI Charter Funds Annual Report

 2   Letter to Our Shareholders
 4   Equity Funds Investment Adviser's Report
 7   Equity Funds Overview
12   Fixed Income Funds Investment Adviser's Report
14   Fixed Income Funds Overview
18   Money Market Funds Investment Adviser's Report
20   Schedules of Investments
64   Statements of Assets & Liabilities
67   Statements of Operations
70   Statements of Changes in Net Assets
74   Financial Highlights
77   Notes to Financial Statements
85   Report of Independent Registered Public Accounting Firm
86   Trustees and Officers
89   Notice to Shareholders
90   Disclosure of Fund Expenses
92   Board Approval of Investment Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q is also available on the Funds' website at www.cnicharterfunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds' portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds' website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's website at www.sec.gov.


                           CNI CHARTER FUNDS | PAGE 1
letter to our shareholders

SEPTEMBER 30, 2008

This annual report covers the CNI Charter Funds for the fiscal year ended September 30, 2008. On the following pages, you will find the specific details of each Fund's portfolio and investment performance.

Our unique philosophy and disciplined approach to capital market investment continued to show well over the last twelve months. Despite significant turmoil in the global financial markets and extreme price dislocations, strict adherence to our underlying investment philosophy proved successful once again.

The past twelve months witnessed an otherwise innocuous slowdown in global economic growth that was interrupted and exacerbated by a credit and liquidity crisis of historic proportions. The financial markets virtually came to a halt during the final weeks of this fiscal year (mid-September), demanding significant and repeated intervention by the central banking authorities around the world. Fears of a global financial meltdown, not seen since the Great Depression, were further fueling a "flight to quality" in the investment markets that pushed pricing to extreme levels. At one end of the spectrum, gold and short-term U.S. Treasury bill prices were driven to all time highs, while virtually all other asset classes were discarded. Consumer and investor confidence hit all-time lows and drove risky-asset prices to extreme levels. "AA"-rated debt spreads widened to junk bond levels. Stock prices plummeted around the world, led by the emerging markets, which slid by 50-70% in a matter of weeks.

During this period, the only safe havens were in the fixed income markets, as equity, commodity, and other risky-asset prices tumbled:

Twelve-Month                              October 2007 -
Index Watch:                              September 2008
------------                              --------------
EQUITIES:
S&P 500 Stock Index ...................       - 22.0%
Russell 2000 Small Cap Index ..........       - 14.5%
MSCI EAFE Index .......................      - 30.51%
Dow Jones AIG Commodity Index .........        - 3.7%

Twelve-Month                              October 2007 -
Index Watch:                              September 2008
------------                              --------------
BONDS:
Barclays U.S. Government/Credit
   Bond Index .........................        +2.4%
Barclays U.S. Aggregate Bond Index ....        +3.7%
Barclays CA Intermediate Muni Index ...        +2.5%

City National Asset Management, Inc.'s underlying investment philosophy is to pursue the long-term goals and objectives specified for each of the Funds. With an active yet disciplined style, all Funds are managed to achieve competitive rates of return consistent with their respective, prescribed risk parameters. CNI Charter Funds follow a disciplined investment process that begins with a thorough assessment of the macroeconomic environment and the financial markets. Our broad based research process takes advantage of the most advanced investment technology, fundamental valuation, and quantitative tools to determine the most attractive sectors and securities within each Fund's area of concentration. The final step is to construct and continuously monitor precise portfolios that meet the objectives of the specific Funds, without being swayed by short-term trends and fads. This approach continued to serve shareholders well during the maturing phase of this economic cycle encountered in the period ended September 30, 2008.

CNI CHARTER FUND PERFORMANCE AND HIGHLIGHTS

(ALL RETURNS LISTED REFER TO INSTITUTIONAL CLASS SHARES)

By adhering to our basic investment discipline and maintaining the appropriate amount of risk control in the various portfolios, the Funds continued to provide returns that are competitive in their respective investment arenas.

Although our equity funds dropped in value during the year ending September 30, 2008, two showed extremely well vis-a-vis their respective investment benchmarks, outperforming by over 300 basis points.


                           CNI CHARTER FUNDS | PAGE 2

Our LARGE CAP GROWTH EQUITY FUND lost 16.4% over the twelve-month period, versus a 19.4% loss for its S&P/Citigroup Growth Index benchmark. The LARGE CAP VALUE EQUITY FUND lost 21.6% vis-a-vis a 24.5% loss for its S&P 500/Citigroup Value Index benchmark. The RCB SMALL CAP VALUE EQUITY FUND was hardest hit during this tumultuous period and showed a 35.0% drop in value.

Our newly minted MULTI-ASSET FUND, designed to buffer against the harmful effects of a bear market did just that during the period, and showed a 9.8% drop for the nine-month period ending September 30, 2008, since inception.

Our three, high-grade CNI Charter Bond Funds eked out positive returns for the year. The GOVERNMENT BOND FUND led the pack by gaining 4.9%, while the CALIFORNIA TAX-EXEMPT BOND FUND rose 1.4%, and the CORPORATE BOND FUND returned 0.04%. Only the HIGHYIELD BOND FUND showed a loss of 9.8% during the twelve-month period in keeping with market averages for the junk bond sector.

Lastly, all three of the CNI Charter Money Market Funds produced steady, consistent, and competitive returns. These returns were in line with their respective investment mandates.

Please read the following pages carefully as they contain important information on the assets and financial condition of the Funds. If you have any questions about this report or the CNI Charter Funds, please call your investment professional or (888) 889-0799.

Thank you for choosing CNI Charter Funds.

Sincerely,


/s/ Richard A. Weiss

Richard A. Weiss
PRESIDENT
CITY NATIONAL ASSET MANAGEMENT, INC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CERTAIN SHAREHOLDERS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX (AMT). FEDERAL INCOME TAX RULES APPLY TO ANY CAPITAL GAIN DISTRIBUTIONS.

FUND EXPENSES HAVE BEEN WAIVED DURING THE PERIOD ON WHICH THE PERFORMANCE IS BASED. WITHOUT WAIVERS, PERFORMANCE WOULD BE LOWER.

THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTING IN MUTUAL FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. IN ADDITIONAL TO THE NORMAL RISKS ASSOCIATED WITH INVESTING, INVESTMENTS IN SMALLER COMPANIES TYPICALLY EXHIBIT HIGHER VOLATILITY. AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

*NOT FDIC INSURED *NO BANK GUARANTEE *MAY LOSE VALUE

              INTRODUCING THE CNI CHARTER OPPORTUNISTIC VALUE FUND

In turbulent markets, a disciplined approach to identifying and capitalizing on fundamental valuation makes sense. The latest addition to the CNI Charter Fund family, managed by SKBA Capital Management, LLC, is an equity fund that relies on proven, value-based disciplines to uncover opportunities when prices deviate from their underlying, true value. SKBA Capital Management, LLC is a registered investment advisor with $582 million in assets under management and a strong track record of proven investment success.

For more information about the Opportunistic Value Fund or other CNI Charter Funds visit cnicharterfunds.com.


                           CNI CHARTER FUNDS | PAGE 3
investment adviser's report

SEPTEMBER 30, 2008

EQUITY FUNDS

For the fiscal year ending September 30, 2008, the U.S. equity market, as measured by the S&P 500 Index, returned -22.0%. Equities responded to a market that was hoping for an economic recovery by mid 2008, but instead was dealt a global credit crisis and financial contagion. This poor performance finds the market in an official bear market, ending the five-year bull market that effectively started in March 2003. The housing market and the issue of sub-prime mortgages continued to be the main culprit. Investors worried about the strength of financial institutions burdened by this toxic debt. The concern also reflected the impact weak financial institutions would have on the rest of the economy. This concern evidenced itself in early January 2008, as the Federal Reserve lowered interest rates 75 basis points in a surprise move, as the risk to economic growth increased. The market continued to trade lower in March 2008 with JPMorgan Chase's government assisted takeover of Bear Stearns. This was just the sign of things to come with respect to the actions of the Federal Reserve in keeping the U.S. financial system, and de facto the global markets, functioning. September brought increased price declines with the government's takeover of Fannie Mae and Freddie Mac. These "Sunday Night Specials" continued with Lehman Brothers' bankruptcy, followed closely by the Federal Reserve's loan to American International Group, effectively taking control of the company. Credit markets froze worldwide and the Federal Reserve was using every conceivable vehicle to inject liquidity into the various credit markets. The fiscal year ended with Congress failing to pass a $700 billion rescue package putting further downside pressure on the markets. Ultimately, Congress passed the legislation, but this action provided little relief to a market where fear was the predominant sentiment.

EQUITY FUND PERFORMANCE

(ALL RETURNS FOR CNI CHARTER FUNDS REFER TO INSTITUTIONAL CLASS SHARES)

     - The LARGE CAP VALUE EQUITY FUND fell 21.6% during the 12 months ending September 30, 2008. This performance outperformed both the S&P500/Citigroup Value Index return of -24.5% and the Lipper Large Cap Value Funds Classification return of -23.8%. Norfolk Southern and CSX gained 30.1% and 29.3%, respectively, as railroad companies benefited by higher charges to customers and improved railway efficiencies. Rohm & Haas, a chemical producer specializing in acrylic technology, gained 29.1% due to the announced purchase by Dow Chemical. Keycorp, the provider of multi-line financial services in the U.S., lost 63.2% as the company increased its loan loss reserve and continued to write down sizeable loan losses. Constellation Energy, which distributes electricity and gas, fell 71.0% due to the credit crisis and investors' fear that it would not be able to find a partner for its energy-trading business.

     - The LARGE CAP GROWTH EQUITY FUND lost 16.4% during the 12 months ending September 30, 2008. This performance outperformed both the S&P500/Citigroup Growth Index return of -19.4% and the Lipper Large Cap Growth Funds Classification return of -23.0%. Revenue for the world's largest retailer, Wal-Mart Stores, increased during the weak economy. The company gained 39.6% as it positioned itself as the low-price leader. Genzyme, a company that focuses on treating genetic disorders and other chronic debilitating diseases, gained 30.6% as its core


                           CNI CHARTER FUNDS | PAGE 4
investment adviser's report

SEPTEMBER 30, 2008

          products still show strong growth. SanDisk, a manufacturer of data storage products, fell 52.3% as the prices for the company's memory products continued to drop sharply. The global real estate service firm, CB Richard Ellis, fell 52.0% as the real estate sales and leasing activities dropped due to the troubled global credit markets.

     - The RCB SMALL CAP VALUE FUND returned -35.0% during the 12 months ending September 30, 2008. The Russell 2000 Value Index returned -12.3%, the Russell 2000 Index returned -14.5%, and the Lipper Small Cap Value Funds Classification returned -16.4%. This bear market has caused liquidity driven selling which disproportionately affected the price of several of our holdings. Performance was punished by some of our more economically sensitive stocks in the consumer discretionary sector, a sector which represents 23% of the Fund. An example is LodgeNet Interactive, a provider of in-room movies, internet and games for hotel properties, which declined 92% because of expectations of a decline in hotel occupancy rates and the company's leverage risk. Among the Fund's positive contributors was Ralcorp Holdings, a private label food manufacturer, considered a defensive stock in this economic environment. During the summer the company completed its acquisition of Post cereals, which expands and enhances Ralcorp's product offerings. The stock returned 22% for the period. While the markets may be unstable, the Fund continues to focus on the long-term outlook for the issuers that are in the portfolio.

     - The OPPORTUNISTIC VALUE FUND declined 6.9% during the period from June 26, 2008 (Fund inception date) to September 30, 2008. This performance was in line with the Russell 1000 Value Index return of -6.1% and the S&P 500 Index return of -8.4% for the same period. Materials and financials were bright spots in the Fund. Rohm and Haas announced it would be acquired by Dow Chemical for a significant premium. Despite its 50% return during the period, however, it was not the top contributor to the strategy's overall performance. That honor goes to International Bancshares. Other top contributors included HCC Insurance, Capital One Financial and Nasdaq. Unit, Chesapeake and ConocoPhilips were three detractors to overall performance during the period. Consumer discretionary issues also detracted from the Fund's performance. With valuations compressing significantly, long-term attraction of stocks over alternative asset classes has increased. We are reaching levels not experienced in years and intend to capitalize on recent turmoil by purchasing exceptional franchises at bargain basement prices.

     - The MULTI-ASSET FUND declined 9.8% during the year ending September 30, 2008. This compares favorably to the Lipper Flexible Portfolio Funds Classification return which declined 14.0% for the same period. The Fund returns were negatively affected by exposure to the U.S. equity market over the course of the year. Commodity investments benefited returns during the first half of the year, as did investments in international bonds which appreciated largely due to favorable currency exposures. During the course of the year, the Fund divested international equities which limited overall Fund declines. The Fund ended the fiscal year with a large cash position that has provided some stability during a period of extreme price volatility in virtually every asset class.


                           CNI CHARTER FUNDS | PAGE 5
investment adviser's report

SEPTEMBER 30, 2008

EQUITY FUNDS

LOOKING FORWARD

Most economists believe the economy will experience negative real growth in the third and fourth quarters of 2008 and possibly on into the first quarter of 2009. The most pessimistic forecasts expect this economic slowdown to be longer than normal, possibly lasting through all of 2009. We are confident, though, that the Federal Reserve's actions will dampen the magnitude of the economic slowdown and remain hopeful that the market lows reached in October 2008 will be the low water mark for this most recent bear run. Ultimately, these low price levels represent a fantastic opportunity for future price returns. In this historic period, as in all market environments, we will continue to apply our disciplined investment approach with the objective of providing superior investment results across the various strategies we manage.

Sincerely,


/s/ Brian L. Garbe

Brian L. Garbe
DIRECTOR OF RESEARCH
CITY NATIONAL ASSET MANAGEMENT, INC.

THIS MATERIAL REPRESENTS THE MANAGER'S ASSESSMENT OF THE PORTFOLIO AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.


                           CNI CHARTER FUNDS | PAGE 6
fund overview

SEPTEMBER 30, 2008

LARGE CAP VALUE EQUITY FUND

The Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depositary Receipts of large foreign corporations which are undervalued and whose market valuations compare favorably relative to similar companies.

Comparison of Change in the Value of a $10,000 Investment in the CNI Large Cap Value Equity Fund, Institutional Class or Class N Shares, versus the S&P 500/ Citigroup Value Index, and the Lipper Large Cap Value Funds Classification(1)

                               (PERFORMANCE GRAPH)

               CNI Large Cap     CNI Large Cap
            Value Equity Fund,   Value Equity                        Lipper Large Cap
               Institutional     Fund, Class N   S&P 500/Citigroup      Value Funds
               Class Shares         Shares+         Value Index       Classification
            ------------------   -------------   -----------------   ----------------
1/14/00          $10,000            $10,000           $10,000            $10,000
9/30/00          $10,099            $10,094           $ 9,871            $10,463
9/30/01          $ 8,447            $ 8,410           $ 8,508            $ 9,710
9/30/02          $ 6,852            $ 6,814           $ 6,989            $ 7,957
9/30/03          $ 8,499            $ 8,433           $ 8,579            $ 9,745
9/30/04          $10,148            $10,036           $10,271            $11,393
9/30/05          $11,608            $11,455           $11,951            $12,987
9/30/06          $13,291            $13,087           $13,796            $14,584
9/30/07          $15,365            $15,081           $16,018            $16,742
9/30/08          $12,051            $11,806           $12,093            $12,757

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                            Ticker   1-Year   3-Year   5-Year   Inception
Shares                      Symbol   Return   Return   Return    to Date
------                      ------   ------   ------   ------   ---------
Institutional Class (1)##    CNLIX   -21.57%   1.26%    7.23%     2.16%
Class N (2)                  CVEAX   -21.72%   1.01%    6.96%     1.92%

(1)  Commenced operations on January 14, 2000.

(2)  Commenced operations on April 13, 2000.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

+ Class N Shares' performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class N Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings

                         % OF PORTFOLIO
                         --------------
JPMorgan Chase                3.9
AT&T                          3.6
Wells Fargo                   3.6
Verizon Communications        2.7
Bank of America               2.6
Procter & Gamble              2.0
Wal-Mart Stores               1.8
Pfizer                        1.8
US Bancorp                    1.7
Occidental Petroleum          1.7


                           CNI CHARTER FUNDS | PAGE 7
fund overview

SEPTEMBER 30, 2008

LARGE CAP GROWTH EQUITY FUND

The Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depositary Receipts of large foreign corporations with the potential for growth and that possess superior management, strong market position, consistent records of increased earnings and a strong operating and financial position.

Comparison of Change in the Value of a $10,000 Investment in the CNI Large Cap Growth Equity Fund, Institutional Class or Class N Shares, versus the S&P 500/ Citigroup Growth Index, and the Lipper Large Cap Growth Funds Classification(1)

                               (PERFORMANCE GRAPH)

               CNI Large Cap
            Growth Equity Fund,      CNI Large Cap                          Lipper Large Cap
               Institutional      Growth Equity Fund,   S&P 500/Citigroup     Growth Funds
               Class Shares         Class N Shares+        Growth Index      Classification
            -------------------   -------------------   -----------------   ----------------
1/14/00           $10,000               $10,000              $10,000            $10,000
9/30/00           $ 9,370               $ 9,350              $ 9,764            $10,370
9/30/01           $ 6,360               $ 6,330              $ 5,950            $ 6,287
9/30/02           $ 5,250               $ 5,210              $ 4,538            $ 5,008
9/30/03           $ 6,379               $ 6,320              $ 5,717            $ 6,063
9/30/04           $ 6,774               $ 6,691              $ 6,202            $ 6,552
9/30/05           $ 7,489               $ 7,379              $ 6,709            $ 7,407
9/30/06           $ 7,833               $ 7,714              $ 7,138            $ 7,704
9/30/07           $ 9,001               $ 8,833              $ 8,336            $ 9,273
9/30/08           $ 7,525               $ 7,371              $ 6,715            $ 7,146

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                            Ticker   1-Year   3-Year   5-Year   Inception
Shares                      Symbol   Return   Return   Return    to Date
------                      ------   ------   ------   ------   ---------
Institutional Class (1)##    CNGIX   -16.40%   0.16%    3.36%     -3.21%
Class N (2)                  CLEAX   -16.55%  -0.03%    3.12%     -3.44%

(1)  Commenced operations on January 14, 2000.

(2)  Commenced operations on March 28, 2000.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

+ Class N Shares' performance for the period prior to March 28, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class N Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings

                    % OF PORTFOLIO
                    --------------
Exxon Mobil               5.8
Microsoft                 3.9
Chevron                   3.5
Johnson & Johnson         3.3
Wal-Mart Stores           2.9
Procter & Gamble          2.8
IBM                       2.8
Qualcomm                  2.6
Google                    2.4
PepsiCo                   2.4


                           CNI CHARTER FUNDS | PAGE 8
fund overview

SEPTEMBER 30, 2008

RCB SMALL CAP VALUE FUND

The Fund seeks to provide capital appreciation by investing primarily in smaller U.S. corporations which are considered undervalued.

Comparison of Change in the Value of a $10,000 Investment in the CNI RCB Small Cap Value Fund, Institutional Class, Class N or Class R Shares, versus the Russell 2500 Value Index, the Russell 2000 Index, the Russell 2000 Value Index, the Lipper Small Cap Value Funds Classification, and the Lipper Small Cap Core Funds Classification(1)

                               (PERFORMANCE GRAPH)

             CNI RCB Small
            Cap Value Fund,    CNI RCB Small     CNI RCB Small                                                 Lipper Small Cap
             Institutional    Cap Value Fund,   Cap Value Fund,   Russell 2500   Russell 2000   Russell 2000      Value Funds
             Class Shares     Class N Shares+   Class R Shares     Value Index       Index       Value Index    Classification
            ---------------   ---------------   ---------------   ------------   ------------   ------------   ----------------
9/30/1998       $10,000           $10,000           $ 9,650          $10,000        $10,000        $10,000           $10,000
9/30/1999       $15,120           $15,120           $14,591          $10,840        $11,907        $10,583           $11,271
9/30/2000       $16,858           $16,858           $16,268          $12,547        $14,692        $12,208           $13,345
9/30/2001       $18,394           $18,394           $17,751          $12,863        $11,576        $12,893           $13,884
9/30/2002       $16,353           $16,331           $15,739          $12,783        $10,499        $12,704           $13,741
9/30/2003       $23,802           $23,715           $22,854          $16,778        $14,331        $16,727           $17,800
9/30/2004       $29,744           $29,559           $28,483          $20,898        $17,022        $21,019           $22,136
9/30/2005       $32,679           $32,381           $31,206          $25,353        $20,078        $24,750           $26,307
9/30/2006       $32,810           $32,437           $31,251          $28,175        $22,070        $28,217           $28,624
9/30/2007       $36,306           $35,802           $34,510          $30,651        $24,793        $29,934           $31,527
9/30/2008       $23,596           $23,213           $22,426          $25,810        $21,203        $26,267           $26,353

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                            Ticker   1-Year   3-Year   5-Year   10-Year   Inception
Shares                      Symbol   Return   Return   Return    Return    to Date
------                      ------   ------   ------   ------   -------   ---------
Institutional Class (1)##    RCBIX   -35.01%  -10.29%  -0.17%    8.96%      3.48%
Class N (1)                  RCBAX   -35.16%  -10.50%  -0.43%    8.79%      3.24%
Class R (2)                  RCBSX   -35.02%  -10.43%  -0.38%    8.80%      8.80%
Class R with load            RCBSX   -37.29%  -11.49%  -1.08%    8.41%      8.41%

(1)  Commenced operations on October 3, 2001.

(2)  Commenced operations on September 30, 1998.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

+ The performance of the Institutional Class and Class N Shares for the period prior to October 3, 2001 reflect the performance of the Class R Shares of a predecessor mutual fund. The performance of the Class R Shares has not been adjusted to reflect the expenses applicable to Institutional and Class N Shares. Fees for the Institutional Class Shares are lower than the fees for the Class R Shares; correspondingly, Institutional Class performance would have been higher than that shown.

Top Ten Holdings

                                  % OF PORTFOLIO
                                  --------------
Central Garden & Pet                    7.7
Alleghany                               6.8
White Mountains Insurance Group         5.5
Ralcorp Holdings                        5.3
Wendy's/Arby's Group                    4.6
Fisher Communications                   4.4
Annaly Capital Management               3.9
Exterran Holdings                       3.5
United Online                           3.5
Fair Isaac                              3.4


                           CNI CHARTER FUNDS | PAGE 9
fund overview

SEPTEMBER 30, 2008

OPPORTUNISTIC VALUE FUND

The Fund seeks to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities which are undervalued.

Comparison of Change in the Value of a $10,000 Investment in the CNI Opportunistic Value Fund, Institutional Class, Class E, or Class N Shares, versus the Russell 1000 Value Index, the S&P 500 Index, and the Lipper Multi-Cap Value Funds Classification(1)

                               (PERFORMANCE GRAPH)

            CNI Opportunistic
               Value Fund,      CNI Opportunistic   CNI Opportunistic                            Lipper Multi-Cap
              Institutional         Value Fund,         Value Fund,     Russell 1000   S&P 500      Value Funds
              Class Shares        Class E Shares      Class N Shares     Value Index    Index     Classification
            -----------------   -----------------   -----------------   ------------   -------   ----------------
3/31/04          $10,000             $10,000             $10,000           $10,000     $10,000        $10,000
9/30/04          $10,000             $10,026             $ 9,987           $10,244     $ 9,982        $10,051
9/30/05          $11,873             $11,933             $11,841           $11,953     $11,205        $11,613
9/30/06          $12,879             $12,964             $12,799           $13,701     $12,414        $12,876
9/30/07          $14,382             $14,523             $14,262           $15,680     $14,455        $14,633
9/30/08          $11,860             $11,985             $11,740           $11,986     $11,278        $10,990

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                            Ticker    1-Year    3-Year   Inception
Shares                      Symbol   Return+   Return+    to Date+
------                      ------   -------   -------   ---------
Institutional Class (1)##    OPVIX    -17.54%   -0.04%     3.86%
Class E (1)                  OPVEX    -17.48%    0.14%     4.10%
Class N (1)                  OPVNX    -17.68%   -0.28%     3.63%

(1)  Commenced operations on June 26, 2008.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

+ For periods prior to June 26, 2008 the performance data quoted above represents past performance of an institutional account that converted into Class N shares of the Fund (the "Predecessor Account"), adjusted to reflect fees and expenses borne by the Fund. The Predecessor Account was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Account's performance may have been lower.The cumulative returns for the Institutional Class, Class N and Class E shares, from their inception to September 30, 2008, were -6.90%, -6.90% and -7.00, respectively.

Top Ten Holdings*

                              % OF PORTFOLIO
                              --------------
Nasdaq OMX Group                    3.9
Cardinal Health                     3.4
Quest Diagnostics                   3.4
Unit                                3.1
3M                                  3.1
Brookfield Asset Management         3.1
Tyco International                  3.1
Johnson & Johnson                   3.0
ConocoPhillips                      3.0
Portland General Electric           2.9

*    Excludes Cash Equivalents


                           CNI CHARTER FUNDS | PAGE 10
fund overview

SEPTEMBER 30, 2008

MULTI-ASSET FUND

The Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments.

Comparison of Change in the Value of a $10,000 Investment in the CNI Multi-Asset Fund, Institutional Class or Class N Shares, versus the Barclays U.S. TIPS Index, a 60/40 hybrid of the following two indexes: the S&P 500 Index, and the Barclays Intermediate U.S. Government/Credit Index, and a CPI +500 Basis Points benchmark.

                               (PERFORMANCE GRAPH)

                                                                                                                Lipper
              CNI Multi-     CNI Multi-   60/40 Hybrid                Barclays                                  Flexible
             Asset Fund,    Asset Fund,      of the                 Intermediate    Barclays    CPI + 500      Portfolio
            Institutional     N Class      following     S&P 500   US Government/    US TIPS      basic          Funds
             Class Shares      Shares     two indexes:    Index     Credit Index      Index      points     Classification
            -------------   -----------   ------------   -------   --------------   --------   ----------   --------------
10/01/07       $10,000        $10,000        $10,000     $10,000       $10,000      $10,000      $10,000        $10,000
9/30/08        $ 9,016        $ 8,988        $ 8,686     $ 7,700       $10,316      $10,619      $11,016        $ 8,606

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                                     Cumulative
                            Ticker    Inception
Shares                      Symbol     to Date
------                      ------   ----------
Institutional Class (1)##    CNLIX      -9.84%
Class N (1)                  CVEAX     -10.12%

(1)  Commenced operations on October 1, 2007.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

Top Ten Holdings*

                                                % OF PORTFOLIO
                                                --------------
SPDR S&P 500 Fund                                    19.8
iShares Lehman TIPS Bond Fund                         9.8
CNI Corporate Bond Fund, Institutional Class          8.2
U.S. Treasury Inflation Protection Security           7.9
CNI Government Bond Fund, Institutional Class         6.8
T. Rowe Price International Bond Fund                 5.7
Powershares DB Agricultural Fund                      5.2
Market Vectors Gold Miners Fund                       4.2
iShares Lehman 1-3 Year T-Bill                        3.7
PIMCO Commodity Real Return Strategy Fund             3.6

*    Excludes Cash Equivalents


                           CNI CHARTER FUNDS | PAGE 11
investment adviser's report

SEPTEMBER 30, 2008

FIXED INCOME FUNDS

The credit markets were once again front and center during the third quarter of 2008, as investors worried about the severity and duration of the morphing financial market and economic downturn. Indeed, bids for a wide array of credit instruments (mortgage backed securities, corporate and municipal bonds) all but vanished as investors re-evaluated risk. The yield curve has since steepened, with shorter-term rates declining in the face of monetary policy changes and importantly, yield spreads/premiums seem to be stabilizing.

During the fiscal year, City National Asset Management, Inc. altered its strategy by moving to a more defensive posture in terms of duration and quality. This strategy shift came on the heels of the liquidity crisis and unprecedented government intervention. The Fed looks poised to continue to inject liquidity into the markets as needed through the many new programs instituted this year.

BOND FUND PERFORMANCE

(ALL RETURNS FOR CNI CHARTER FUNDS REFER TO INSTITUTIONAL CLASS SHARES)

     - The CORPORATE BOND FUND produced a total return of 0.04% for the last 12 months. For the same period, the Barclays Intermediate U.S. Corporate Index returned -5.3%. The strategy of underweighting lower quality issues in favor of higher quality issues fared well during this period of slower economic growth. Furthermore, our conservative maturity profile also enabled the Fund to outperform both the benchmark and its peer group, as the Lipper Short/Intermediate Investment Grade Objective was down 1.0%.

     - The GOVERNMENT BOND FUND produced a total return of 4.9% for the last 12 months. For the same period, the Barclays Intermediate U.S. Government Bond Index returned 7.5%. The Fund trailed the benchmark due to its underweight in U.S. Treasuries and the flight to quality during the credit crunch. We maintain our neutral maturity stance versus the benchmark due to an uncertain economic environment. Active sector allocation has helped the Fund to outperform its peer group during this period as evidenced by the Lipper Short/Intermediate U.S. Government Objective return of 4.6%.

     - The CALIFORNIA TAX EXEMPT BOND FUND produced a total return of 1.4% for the last 12 months. For the same period, the Barclays CA Intermediate-Short Municipal Bond Index returned 3.6%. The past fiscal year was a historically volatile one for the municipal asset class which resulted in disparate returns. In general, the Fund was modestly longer duration with more focus on insured issues than the Index. During the period, longer maturity and insured issues underperformed in the market. The Fund did fare better against its peer group, as the Lipper California Short/Intermediate Municipal Fund Objective returned 0.3%.

     - The HIGH YIELD BOND FUND produced a total return of -9.8% for the last 12 months. For the same period, the Citigroup High Yield Market Capped Index returned -8.4%. The Fund's sector allocation helped relative performance in an otherwise very difficult operating environment. The Fund's relative performance vis-a-vis its peer group remained competitive, as the Lipper High Current Yield Funds Objective returned -11.0%.


                           CNI CHARTER FUNDS | PAGE 12
investment adviser's report

SEPTEMBER 30, 2008

STRATEGIES OUTLOOK FOR BOND FUNDS

As the fiscal year closed, fixed income investors were very focused on the duration of the economic and financial market slowdown and the accessibility of credit for corporate America and the public sector municipalities. While we do feel that the macro outlook is not yet positive, many of the requisite signs are pointing toward more positive territory. Indeed, factors such as looser monetary policy bias, lower money market rates, and narrowing yield spreads are all positive signs that the markets are finding a bottom. Against that backdrop, we are also keeping a watchful eye on unemployment, the consumer and corporate earnings momentum. There may still be more fallout ahead for the economy from the continued weakness in residential housing and tighter credit markets. Given this, we maintain our higher quality tilt along with a neutral duration bias (vs. the indexes) until we see signs the economy is rebounding from its current trajectory.

Sincerely,


/s/ Rodney J. Olea

Rodney J. Olea
DIRECTOR OF FIXED INCOME
CITY NATIONAL ASSET MANAGEMENT, INC.

THIS MATERIAL REPRESENTS THE MANAGER'S ASSESSMENT OF THE PORTFOLIO AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.


                           CNI CHARTER FUNDS | PAGE 13
fund overview

SEPTEMBER 30, 2008

CORPORATE BOND FUND

The Fund seeks to provide current income (as the primary component of a total return, intermediate duration strategy) by investing in a diversified portfolio of investment grade fixed income securities, primarily corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the CNI Corporate Bond Fund, Institutional Class or Class N Shares, versus the Barclays Intermediate U.S. Corporate Index, and Lipper Short/Intermediate Investment Grade Debt Objective(1)

                              (PERFORMANCE GRAPH)

            CNI Corporate                                           Lipper Short/
             Bond Fund,      CNI Corporate        Barclays          Intermediate
            Institutional     Bond Fund,      Intermediate U.S.   Investment Grade
            Class Shares    Class N Shares+    Corporate Index     Debt Objective
            -------------   ---------------   -----------------   ----------------
1/14/00        $10,000          $10,000            $10,000             $10,000
9/30/00        $10,576          $10,593            $10,645             $10,562
9/30/01        $11,860          $11,872            $11,993             $11,728
9/30/02        $12,578          $12,548            $12,853             $12,374
9/30/03        $13,425          $13,359            $14,130             $12,973
9/30/04        $13,714          $13,625            $14,686             $13,240
9/30/05        $13,887          $13,749            $14,946             $13,419
9/30/06        $14,330          $14,151            $15,479             $13,840
9/30/07        $14,984          $14,760            $16,166             $14,434
9/30/08        $14,990          $14,744            $15,313             $14,293

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                            Ticker   1-Year   3-Year   5-Year   Inception
Shares                      Symbol   Return   Return   Return    to Date
------                      ------   ------   ------   ------   ---------
Institutional Class (1)##    CNCIX    0.04%    2.58%    2.23%     4.76%
Class N (2)                  CCBAX   -0.11%    2.36%    1.99%     4.56%

(1)  Commenced operations on January 14, 2000.

(2)  Commenced operations on April 13, 2000.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

+ Class N Shares' performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class N Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings*

                             % OF PORTFOLIO
                             --------------
ING US Funding
   2.570%, 10/07/08                3.1
Caterpillar
   2.150%, 10/30/08                2.9
Toyota Motor Credit
   4.350%, 12/15/10                2.7
General Electric Capital,
   Ser A, MTN
   6.000%, 06/15/12                2.1
Berkshire Hathaway Finance
   4.125%, 01/15/10                2.1
Walt Disney, MTN
   5.700%, 07/15/11                2.1
Bottling Group
   4.625%, 11/15/12                2.0
Dexia Delaware
   2.830%, 11/10/08                2.0
FHLMC
   5.125%, 04/18/11                1.9
Anheuser Busch
   7.500%, 03/15/12                1.7

*    Excludes Cash Equivalents


                          CNI CHARTER FUNDS | PAGE 14
fund overview

SEPTEMBER 30, 2008

GOVERNMENT BOND FUND

The Fund seeks to provide current income (as the primary component of a total return, intermediate duration strategy) by investing primarily in U.S. government securities either issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the CNI Government Bond Fund, Institutional Class or Class N Shares, versus the Barclays Intermediate U.S. Government Bond Index, and the Lipper Short/Intermediate U.S. Government Objective(1)

                              (PERFORMANCE GRAPH)

            CNI Government                         Barclays         Lipper Short/
              Bond Fund,     CNI Government    Intermediate U.S.    Intermediate
             Institutional      Bond Fund,         Government      U.S. Government
             Class Shares    Class N Shares+       Bond Index         Objective
            --------------   ---------------   -----------------   ---------------
1/14/00         $10,000          $10,000            $10,000            $10,000
9/30/00         $10,564          $10,534            $10,659            $10,539
9/30/01         $11,796          $11,720            $12,031            $11,699
9/30/02         $12,685          $12,596            $13,046            $12,471
9/30/03         $13,025          $12,937            $13,502            $12,813
9/30/04         $13,130          $13,008            $13,760            $12,973
9/30/05         $13,317          $13,159            $13,940            $13,099
9/30/06         $13,702          $13,505            $14,432            $13,513
9/30/07         $14,392          $14,149            $15,279            $14,130
9/30/08         $15,093          $14,799            $16,427            $14,781

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                            Ticker   1-Year   3-Year   5-Year   Inception
Shares                      Symbol   Return   Return   Return    to Date
------                      ------   ------   ------   ------   ---------
Institutional Class (1)##    CNBIX    4.87%    4.26%    2.99%     4.84%
Class N (2)                  CGBAX    4.59%    3.99%    2.73%     4.60%

(1)  Commenced operations on January 14, 2000.

(2)  Commenced operations on April 13, 2000.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

+ Class N Shares' performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class N Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings*

                               % OF PORTFOLIO
                               --------------
U.S. Treasury Note
   6.000%, 08/15/09                  7.4
FFCB REMIC, Ser IA4, Cl 1
   5.770%, 02/21/14                  6.2
FNMA
   6.250%, 02/01/11                  5.9
GNMA REMIC, Ser 31, Cl PB
   5.500%, 02/16/32                  5.9
FHLMC REMIC, Ser R010, Cl AB
   5.500%, 12/15/19                  5.8
FFCB REMIC, Ser IA3, Cl 1
   5.370%, 09/25/13                  4.9
FFCB REMIC, Ser IA8, Cl 1
   4.650%, 01/21/14                  4.7
FNMA
   6.625%, 09/15/09                  4.1
FHLB
   5.000%, 12/11/15                  3.7
FHLB
   5.250%, 10/14/11                  3.6

*    Excludes Cash Equivalents


                          CNI CHARTER FUNDS | PAGE 15
fund overview

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT BOND FUND

The Fund seeks to provide current income exempt from Federal and California state income tax (as the primary component of a total return strategy) by investing primarily in investment grade California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the CNI California Tax Exempt Bond Fund, Institutional Class or Class N Shares, versus the Barclays CA Intermediate-Short Municipal Index, and the Lipper CA Short/Intermediate Municipal Debt Objective(1)

                              (PERFORMANCE GRAPH)

              CNI California      CNI California                         Lipper CA Short/
              Tax-Exempt Bond     Tax-Exempt Bond       Barclays CA        Intermediate
            Fund, Institutional    Fund, Class N    Intermediate-Short    Municipal Debt
               Class Shares           Shares+         Municipal Index        Objective
            -------------------   ---------------   ------------------   ----------------
1/14/00           $10,000             $10,000             $10,000             $10,000
9/30/00           $10,543             $10,532             $10,545             $10,449
9/30/01           $11,303             $11,277             $11,403             $11,132
9/30/02           $12,160             $12,112             $12,272             $11,810
9/30/03           $12,480             $12,399             $12,633             $12,051
9/30/04           $12,730             $12,627             $13,000             $12,238
9/30/05           $12,940             $12,803             $13,250             $12,627
9/30/06           $13,351             $13,163             $13,677             $13,018
9/30/07           $13,749             $13,534             $14,185             $13,357
9/30/08           $13,938             $13,685             $14,690             $13,395

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                            Ticker   1-Year   3-Year   5-Year   Inception
Shares                      Symbol   Return   Return   Return    to Date
------                      ------   ------   ------   ------   ---------
Institutional Class (1)##    CNTIX    1.38%    2.51%    2.24%     3.88%
Class N (2)                  CCTEX    1.12%    2.25%    1.99%     3.67%

(1)  Commenced operations on January 14, 2000.

(2)  Commenced operations on April 13, 2000.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

+ Class N Shares' performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class N Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings

                                        % OF PORTFOLIO
                                        --------------
Arizona School Facilities
   Board, Ser C, COP, FSA
   Callable 09/01/14 @ 100
   5.000%, 09/01/15                           2.3
Golden State, Tobacco
   Settlement, Ser A-3, RB
   Pre-Refunded @ 100
   7.875%, 06/01/13                           2.3
Escondido, Union School District,
   Refunding & Financing Project,
   COP, MBIA
   4.750%, 07/01/19                           2.2
California State, Public Works
   Board Lease, Department of
   Corrections-State Prisons Project,
   Ser A, RB, AMBAC
   5.250%, 12/01/13                           1.8
North Orange County,
   Community College District,
   Ser A, GO, MBIA
   Pre-Refunded @ 101
   5.375%, 08/01/12                           1.6
California State, Department
   of Water Resources, Water
   Systems Project J-2, RB
   7.000%, 12/01/12                           1.6
Los Angeles, Unified School
   District, GO, MBIA
   5.750%, 07/01/16                           1.6
University of California,
   Ser B, RB, AMBAC
   Pre-Refunded @ 100
   5.500%, 05/15/14                           1.6
New York State, Local
   Assistance Correction
   Authority, Ser E, RB
   6.000%, 04/01/14                           1.6
California State, Health
   Facilities Financing Authority,
   Valley Care Project, Ser A, RB
   Pre-Refunded @ 100
   5.375%, 05/01/12                           1.5


                          CNI CHARTER FUNDS | PAGE 16
fund overview

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund may also invest in fixed income securities rated below investment grade issued by governments and agencies, both U.S. and foreign, and in equity securities. The Fund seeks to invest in securities that offer a high current yield as well as total return potential and diversifies across issuers, industries and sectors to control risks.

Comparison of Change in the Value of a $10,000 Investment in the CNI High Yield Bond Fund, Institutional Class or Class N Shares, versus the Citigroup High Yield Market Capped Index and the Lipper High Current Yield Bond Funds Objective(1)

                               (PERFORMANCE GRAPH)

            CNI High Yield                                      Lipper High
              Bond Fund,     CNI High Yield   Citigroup High   Current Yield
             Institutional     Bond Fund,      Yield Market      Bond Fund
             Class Shares    Class N Shares    Capped Index      Objective
            --------------   --------------   --------------   -------------
1/14/00       $10,000            $10,000          $10,000         $10,000
9/30/00       $10,421            $10,394          $ 9,973         $ 9,905
9/30/01       $10,165            $10,109          $ 9,372         $ 9,103
9/30/02       $10,654            $10,563          $ 9,458         $ 8,951
9/30/03       $12,757            $12,611          $12,390         $11,258
9/30/04       $14,349            $14,142          $13,914         $12,543
9/30/05       $15,044            $14,784          $14,792         $13,341
9/30/06       $16,082            $15,756          $15,793         $14,249
9/30/07       $17,251            $16,852          $16,985         $15,257
9/30/08       $15,556            $15,150          $15,563         $13,580

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS

                            Ticker   1-Year   3-Year   5-Year   Inception
Shares                      Symbol   Return   Return   Return    to Date
------                      ------   ------   ------   ------   ---------
Institutional Class (1)##    CHYIX    -9.83%   1.12%    4.05%     5.20%
Class N (1)                  CHBAX   -10.10%   0.82%    3.74%     4.88%

(1)  Commenced operations on January 14, 2000.

## The Fund's Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

Top Ten Holdings

                                     % OF PORTFOLIO
                                     --------------
Energy Future Holdings
   10.875%, 11/01/17                       1.5
El Paso
   7.000%, 05/15/11                        0.9
Charter Communications Holdings II
   10.250%, 09/15/10                       0.9
Whiting Petroleum
   7.000%, 02/01/14                        0.8
Qwest
   7.625%, 06/15/15                        0.8
Cablevision Systems, Ser B
   8.000%, 04/15/12                        0.8
Koppers Holdings
   13.995%, 11/15/14                       0.7
Allied Waste North America, Ser B
   7.125%, 05/15/16                        0.7
Southern States Cooperative
   10.500%, 11/01/10                       0.7
Allegheny Energy Supply
   7.800%, 03/15/11                        0.6


                           CNI CHARTER FUNDS | PAGE 17
investment adviser's report

SEPTEMBER 30, 2008

MONEY MARKET FUNDS

In last year's annual report, we reflected on the prepositioning of our Funds for a slowing economy, the (as we now know) beginning effects of a credit crisis, easing monetary policy, the ongoing housing crisis and its impact on consumer spending. In 2008, these problems combined to cause a complete seizing of the liquidity and credits markets. The failure of Lehman Brothers in mid-September ignited a chain of events that left every asset class in a complete standstill. The Federal Reserve (the "Fed") and Treasury took unprecedented steps to restore confidence in the world financial system. The impact of the credit crunch on the fixed income markets has been severe, with September being one of the worst performing months on record for fixed income assets (other than U.S. Treasuries, which benefited from a flight to safety even at abnormally low yields.) Most municipal bond portfolios and taxable (non-Treasury) bond portfolios had negative total returns of -1% to -3% during September. However, since the end of the Funds' fiscal year, the massive flight to quality eased as investors weighed the effects of the financial rescue plan and fixed income asset prices began to normalize.

An area we are watching closely is overnight borrowing rates, specifically the Libor (London Interbank Offered Rate). Libor is a benchmark for the valuation of most money market instruments. Recent bank failures have made financial institutions wary of lending to each other, except at highly elevated rates. This caused a spike in Libor rates accompanied by sharply lower valuations for commercial paper and other short-term credit instruments. This, along with the collapse of Lehman Brothers and the failure of a major money market fund to maintain the critical $1 a share level, precipitated a near-run on money market funds, which in turn led the U.S. Treasury to offer a guarantee program for these widely held vehicles. Our funds opted to participate in this program as an extra layer of protection for our shareholders. The Treasury's goal, successful so far, was to stem the outflow of funds from panicky money market fund shareholders into Treasury obligations. As we go to press, we believe that the worst of the credit and liquidity crisis tsunami is behind us. We may still experience some dislocations in the credit markets, but with the successful passage of the economic stabilization plan and the Treasury's Troubled Assets Relief Program (TARP), we believe investor confidence will gradually return to the markets as time passes.

     - The PRIME MONEY MARKET FUND continued to emphasize high quality liquid issuers as a way to weather the credit crunch felt in certain types of asset-backed commercial paper (ABCP). With our strategy focusing primarily on the highest quality and liquid issuers, the Fund fared well during this period. Furthermore, we added short term agency debt as a way to capture some of the flight to quality in the short-term markets. That strategy played out well as those holdings appreciated with the Fed ease and increased demand. We've also managed the average portfolio maturity of the Fund to around 47 days in order to maintain higher yielding holdings as a slight hedge against further Fed movements.

     - The GOVERNMENT MONEY MARKET FUND was positioned well for changes in Fed policy and the slower economic growth environment. We have maintained our maturity profile to over 40 days average portfolio maturity in the Fund in order to benefit from higher yielding holdings in the face of continued easing of monetary policy and lower rates.

     - Our objective for the CALIFORNIA TAX EXEMPT MONEY MARKET FUND continues to focus on the fundamental objective of safety and liquidity. We have maintained a 34 day average portfolio maturity in the fund by emphasizing high quality short term assets. Additionally, we continue to watch the state of California very closely as the economic slowdown takes hold. The size of the


                           CNI CHARTER FUNDS | PAGE 18
investment adviser's report

SEPTEMBER 30, 2008

          state and the diverse nature of its economic makeup should help to weather the slowdown and we remain confident in our positioning. We will look to increase the average days to maturity as we see opportunities in the supply and yields.

STRATEGIC OUTLOOK

Our outlook remains favorable for money market instruments due to the high demand for liquid assets in these uncertain economic times. The Money Market Funds are positioned well for a declining rate environment and slower economic growth in coming quarters. Our focus on safety and liquidity remains a key element as we have positioned ourselves for economic weakness. We will attempt to maintain around a 50 day portfolio maturity in our Funds to protect against reinvestment risk as we manage inflows, yields and supply available in the marketplace. City National Asset Management, Inc. continues to monitor the objectives of the Funds very closely and seek opportunities in the markets to best serve our shareholders.

Sincerely,


/s/ Rodney J. Olea

Rodney J. Olea
DIRECTOR OF FIXED INCOME
CITY NATIONAL ASSET MANAGEMENT, INC.

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR ADVICE REGARDING ANY INVESTMENT. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.


                           CNI CHARTER FUNDS | PAGE 19
schedule of investments

SEPTEMBER 30, 2008

LARGE CAP VALUE EQUITY FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

Financials                   27.6%
Industrials                  13.3%
Consumer Staples             10.7%
Healthcare                    9.7%
Consumer Discretionary        8.9%
Information Technology        6.8%
Utilities                     6.7%
Telecommunication Services    6.3%
Energy                        4.4%
Materials                     4.2%
Short-Term Investments        1.4%

*    Percentages based on total investments.

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
COMMON STOCK [98.9%]
   AEROSPACE & DEFENSE [4.5%]
   Goodrich                                                 16,400   $       682
   Lockheed Martin                                          13,000         1,426
   Northrop Grumman                                         17,000         1,029
   Raytheon                                                 25,200         1,349
                                                                     -----------
   TOTAL AEROSPACE & DEFENSE                                               4,486
                                                                     ===========
   AIR FREIGHT & LOGISTICS [0.8%]
   FedEx                                                     9,600           759
                                                                     ===========
   AUTO COMPONENTS [0.2%]
   Johnson Controls                                          7,900           240
                                                                     ===========
   BEVERAGES [3.2%]
   Coca-Cola                                                24,700         1,306
   Coca-Cola Enterprises                                    37,700           632
   Molson Coors
      Brewing, Cl B                                         15,400           720
   Pepsi Bottling Group                                     17,300           505
                                                                     -----------
   TOTAL BEVERAGES                                                         3,163
                                                                     ===========
   CAPITAL MARKETS [3.5%]
   Bank of New York Mellon                                  28,900           942
   Goldman Sachs Group                                      11,200         1,434
   Morgan Stanley                                           12,700           292
   State Street                                             15,000           853
                                                                     -----------
   TOTAL CAPITAL MARKETS                                                   3,521
                                                                     ===========
   CHEMICALS [2.3%]
   Dow Chemical                                             36,000         1,144

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   EI Du Pont de Nemours                                     9,000   $       363
   PPG Industries                                           14,000           816
                                                                     -----------
   TOTAL CHEMICALS                                                         2,323
                                                                     ===========
   COMMERCIAL BANKS [7.2%]
   BB&T                                                     21,100           798
   PNC Financial Services Group                             14,300         1,068
   US Bancorp                                               48,000         1,729
   Wells Fargo                                              94,960         3,564
                                                                     -----------
   TOTAL COMMERCIAL BANKS                                                  7,159
                                                                     ===========
   COMMUNICATIONS EQUIPMENT [0.6%]
   Corning                                                  37,100           580
                                                                     ===========
   COMPUTERS & PERIPHERALS [3.6%]
   Hewlett-Packard                                          36,600         1,692
   IBM                                                      14,300         1,673
   Lexmark International, Cl A*                              5,800           189
                                                                     -----------
   TOTAL COMPUTERS & PERIPHERALS                                           3,554
                                                                     ===========
   CONSTRUCTION & ENGINEERING [0.3%]
   Fluor                                                     5,800           323
                                                                     ===========
   CONSUMER FINANCE [0.3%]
   Capital One Financial                                     6,000           306
                                                                     ===========
   CONTAINERS & PACKAGING [0.3%]
   Ball                                                      7,200           284
                                                                     ===========
   DIVERSIFIED FINANCIAL SERVICES [6.8%]
   Bank of America                                          75,896         2,656
   CIT Group                                                36,400           253
   JPMorgan Chase                                           83,200         3,886
                                                                     -----------
   TOTAL DIVERSIFIED FINANCIAL SERVICES                                    6,795
                                                                     ===========
   DIVERSIFIED TELECOMMUNICATION SERVICES [6.3%]
   AT&T                                                    129,917         3,627
   Verizon Communications                                   83,509         2,680
                                                                     -----------
   TOTAL DIVERSIFIED
      TELECOMMUNICATION SERVICES                                           6,307
                                                                     ===========
   ELECTRIC UTILITIES [3.7%]
   Edison International                                     32,600         1,301
   Entergy                                                   9,300           828

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 20
schedule of investments

SEPTEMBER 30, 2008

LARGE CAP VALUE EQUITY FUND (CONTINUED)

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   FPL Group                                                13,000   $       654
   PPL                                                      24,100           892
                                                                     -----------
   TOTAL ELECTRIC UTILITIES                                                3,675
                                                                     ===========
   ELECTRICAL EQUIPMENT [0.4%]
   Emerson Electric                                         10,200           416
                                                                     ===========
   ELECTRONIC EQUIPMENT [0.4%]
   Tyco Electronics                                         16,200           448
                                                                     ===========
   FOOD & STAPLES RETAILING [3.5%]
   Kroger                                                   30,800           846
   Safeway                                                  21,400           508
   SUPERVALU                                                14,200           308
   Wal-Mart Stores                                          31,000         1,857
                                                                     -----------
   TOTAL FOOD & STAPLES RETAILING                                          3,519
                                                                     ===========
   FOOD PRODUCTS [2.1%]
   Archer-Daniels-Midland                                   22,400           491
   ConAgra Foods                                             8,000           155
   General Mills                                            13,200           907
   Sara Lee                                                 42,500           537
                                                                     -----------
   TOTAL FOOD PRODUCTS                                                     2,090
                                                                     ===========
   HEALTH EQUIPMENT & PROVIDERS [1.3%]
   Baxter International                                     19,400         1,273
                                                                     ===========
   HEALTH CARE PROVIDERS & SERVICES [2.7%]
   Aetna                                                    27,600           997
   Cigna                                                    19,500           663
   McKesson                                                 20,000         1,076
                                                                     -----------
   TOTAL HEALTH CARE PROVIDERS & SERVICES                                  2,736
                                                                     ===========
   HOTELS, RESTAURANTS & LEISURE [0.8%]
   Darden Restaurants                                       17,000           487
   Wyndham Worldwide                                        17,100           268
                                                                     -----------
   TOTAL HOTELS, RESTAURANTS & LEISURE                                       755
                                                                     ===========
   HOUSEHOLD DURABLES [0.7%]
   Whirlpool                                                 8,700           690
                                                                     ===========

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   HOUSEHOLD PRODUCTS [2.0%]
   Procter & Gamble                                         28,500   $     1,986
                                                                     ===========
   INDUSTRIAL CONGLOMERATES [1.8%]
   General Electric                                         33,500           854
   Tyco International                                       27,600           967
                                                                     -----------
   TOTAL INDUSTRIAL CONGLOMERATES                                          1,821
                                                                     ===========
   INSURANCE [9.4%]
   ACE                                                      24,600         1,331
   Aflac                                                     9,600           564
   Allstate                                                  5,000           231
   Assurant                                                  9,600           528
   Chubb                                                    27,100         1,488
   Hartford Financial Services Group                        12,300           504
   MetLife                                                  23,806         1,333
   Principal Financial Group                                 5,800           252
   Prudential Financial                                     15,300         1,102
   Reinsurance Group of America, Cl B*                       1,132            54
   Travelers                                                27,000         1,220
   Unum Group                                               31,000           778
                                                                     -----------
   TOTAL INSURANCE                                                         9,385
                                                                     ===========
   LIFE SCIENCES TOOLS & SERVICES [0.8%]
   PerkinElmer                                              32,000           799
                                                                     ===========
   MACHINERY [1.9%]
   Caterpillar                                              10,600           632
   Eaton                                                     8,400           472
   Illinois Tool Works                                       9,700           431
   Parker Hannifin                                           7,700           408
                                                                     -----------
   TOTAL MACHINERY                                                         1,943
                                                                     ===========
   MEDIA [4.4%]
   CBS, Cl B                                                38,750           565
   Comcast, Cl A                                            36,200           710
   Omnicom Group                                            14,700           567
   Time Warner                                              83,800         1,099
   Viacom, Cl B*                                            15,000           372
   Walt Disney                                              35,900         1,102
                                                                     -----------
   TOTAL MEDIA                                                             4,415
                                                                     ===========

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 21
schedule of investments

SEPTEMBER 30, 2008

LARGE CAP VALUE EQUITY FUND (CONCLUDED)

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   METALS & MINING [0.4%]
   United States Steel                                       5,800   $       450
                                                                     ===========
   MULTILINE RETAIL [0.8%]
   Target                                                   15,500           760
                                                                     ===========
   MULTI-UTILITIES [3.0%]
   Dominion Resources                                        9,200           394
   PG&E                                                     24,100           902
   Public Service Enterprise Group                          32,100         1,053
   Sempra Energy                                            13,700           691
                                                                     -----------
   TOTAL MULTI-UTILITIES                                                   3,040
                                                                     ===========
   OIL, GAS & CONSUMABLE FUELS [4.4%]
   Chevron                                                  20,240         1,670
   ConocoPhillips                                           11,580           848
   Marathon Oil                                              4,800           191
   Occidental Petroleum                                     24,400         1,719
                                                                     -----------
   TOTAL OIL, GAS & CONSUMABLE FUELS                                       4,428
                                                                     ===========
   PAPER & FOREST PRODUCTS [1.1%]
   International Paper                                      24,500           641
   MeadWestvaco                                             20,400           476
                                                                     -----------
   TOTAL PAPER & FOREST PRODUCTS                                           1,117
                                                                     ===========
   PHARMACEUTICALS [5.0%]
   Abbott Laboratories                                      14,200           818
   Bristol-Myers Squibb                                     66,000         1,376
   Merck                                                    14,100           445
   Pfizer                                                   95,500         1,761
   Wyeth                                                    15,500           572
                                                                     -----------
   TOTAL PHARMACEUTICALS                                                   4,972
                                                                     ===========
   REAL ESTATE INVESTMENT TRUSTS [0.5%]
   Host Hotels & Resorts                                    41,000           545
                                                                     ===========
   ROAD & RAIL [3.6%]
   CSX                                                      31,400         1,714
   Norfolk Southern                                         12,600           834
   Union Pacific                                            14,500         1,032
                                                                     -----------
   TOTAL ROAD & RAIL                                                       3,580
                                                                     ===========

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT [1.2%]
   Intel                                                    15,000   $       281
   Texas Instruments                                        44,900           965
                                                                     -----------
   TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT                          1,246
                                                                     ===========
   SOFTWARE [1.0%]
   Microsoft                                                37,500         1,001
                                                                     ===========
   SPECIALTY RETAIL [0.9%]
   Best Buy                                                 12,200           457
   Sherwin-Williams                                          8,200           469
                                                                     -----------
   TOTAL SPECIALTY RETAIL                                                    926
                                                                     ===========
   TEXTILES, APPAREL & LUXURY GOODS [1.2%]
   Nike, Cl B                                               17,900         1,198
                                                                     -----------
         TOTAL COMMON STOCK
            (Cost $100,126)                                               99,014
                                                                     ===========
CASH EQUIVALENTS [1.4%]
   Fidelity Institutional Domestic Money Market
      Portfolio, Cl I, 2.660%**                            194,735           195
   Goldman Sachs Financial Square Funds -
      Government Fund, 2.040%**                          1,167,502         1,167
                                                                     -----------
         TOTAL CASH EQUIVALENTS
            (Cost $1,362)                                                  1,362
                                                                     ===========
         TOTAL INVESTMENTS [100.3%]
            (Cost $101,488)                                          $   100,376
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $100,073 ($ THOUSANDS).

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

CL -- CLASS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 22
schedule of investments

SEPTEMBER 30, 2008

LARGE CAP GROWTH EQUITY FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

Information Technology   23.4%
Energy                   20.9%
Healthcare               15.7%
Consumer Staples         13.4%
Industrials               8.4%
Consumer Discretionary    7.9%
Financials                4.9%
Materials                 2.5%
Short-Term Investments    2.4%
Utilities                 0.5%

*    Percentages based on total investments.

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
COMMON STOCK [98.2%]
   AEROSPACE & DEFENSE [2.7%]
   Boeing                                                    6,000   $       344
   L-3 Communications Holdings, Cl 3                         3,000           295
   Lockheed Martin                                           2,000           219
   Precision Castparts                                       3,600           284
                                                                     -----------
   TOTAL AEROSPACE & DEFENSE                                               1,142
                                                                     ===========
   AIR FREIGHT & LOGISTICS [0.6%]
   Expeditors International of Washington                    7,700           268
                                                                     ===========
   AUTOMOBILES [0.5%]
   Harley-Davidson                                           6,200           231
                                                                     ===========
   BEVERAGES [3.4%]
   Coca-Cola                                                 7,600           402
   PepsiCo                                                  14,500         1,033
                                                                     -----------
   TOTAL BEVERAGES                                                         1,435
                                                                     ===========
   BIOTECHNOLOGY [4.9%]
   Biogen Idec*                                              7,000           352
   Celgene*                                                  4,400           279
   Genentech*                                                3,000           266
   Genzyme - General Division*                               6,500           526
   Gilead Sciences*                                         14,400           656
                                                                     -----------
   TOTAL BIOTECHNOLOGY                                                     2,079
                                                                     ===========
   CAPITAL MARKETS [2.8%]
   Franklin Resources                                        4,500           397
   Goldman Sachs Group                                       3,400           435

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   T Rowe Price Group                                        7,000   $       376
                                                                     -----------
   TOTAL CAPITAL MARKETS                                                   1,208
                                                                     ===========
   CHEMICALS [1.2%]
   Hercules                                                 11,400           226
   Monsanto                                                  2,700           267
                                                                     -----------
   TOTAL CHEMICALS                                                           493
                                                                     ===========
   COMMERCIAL SERVICES & SUPPLIES [0.6%]
   RR Donnelley & Sons                                       9,900           243
                                                                     ===========
   COMMUNICATIONS EQUIPMENT [2.6%]
   Qualcomm                                                 25,500         1,096
                                                                     ===========
   COMPUTERS & PERIPHERALS [5.2%]
   Apple*                                                    5,375           611
   Hewlett-Packard                                           8,723           403
   IBM                                                      10,200         1,193
                                                                     -----------
   TOTAL COMPUTERS & PERIPHERALS                                           2,207
                                                                     ===========
   CONSTRUCTION & ENGINEERING [0.9%]
   Fluor                                                     3,500           195
   Jacobs Engineering Group*                                 3,700           201
                                                                     -----------
   TOTAL CONSTRUCTION & ENGINEERING                                          396
                                                                     ===========
   DIVERSIFIED FINANCIAL SERVICES [1.0%]
   CME Group, Cl A                                           1,200           446
                                                                     ===========
   ELECTRIC UTILITIES [0.3%]
   Edison International                                      3,100           124
                                                                     ===========
   ENERGY EQUIPMENT & SERVICES [7.1%]
   Baker Hughes                                              4,500           272
   ENSCO International                                      10,300           594
   National Oilwell Varco*                                   6,100           306
   Noble                                                    13,100           575
   Schlumberger                                             11,300           882
   Smith International                                       6,200           364
                                                                     -----------
   TOTAL ENERGY EQUIPMENT & SERVICES                                       2,993
                                                                     ===========
   FOOD & STAPLES RETAILING [3.2%]
   Sysco                                                     3,300           102
   Wal-Mart Stores                                          20,775         1,244
                                                                     -----------
   TOTAL FOOD & STAPLES RETAILING                                          1,346
                                                                     ===========

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 23
schedule of investments

SEPTEMBER 30, 2008

LARGE CAP GROWTH EQUITY FUND (CONTINUED)

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   FOOD PRODUCTS [1.8%]
   General Mills                                             4,300   $       296
   Kellogg                                                   8,700           488
                                                                     -----------
   TOTAL FOOD PRODUCTS                                                       784
                                                                     ===========
   HEALTH CARE EQUIPMENT & SUPPLIES [2.8%]
   Bard (C.R.)                                               3,200           304
   Stryker                                                   9,300           579
   Zimmer Holdings*                                          4,900           316
                                                                     -----------
   TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                                  1,199
                                                                     ===========
   HEALTH CARE PROVIDERS & SERVICES [2.7%]
   Cardinal Health                                           4,600           227
   DaVita*                                                   3,400           194
   McKesson                                                  4,300           231
   UnitedHealth Group                                       18,700           475
                                                                     -----------
   TOTAL HEALTH CARE PROVIDERS & SERVICES                                  1,127
                                                                     ===========
   HOUSEHOLD PRODUCTS [4.7%]
   Colgate-Palmolive                                        10,400           783
   Procter & Gamble                                         17,202         1,199
                                                                     -----------
   TOTAL HOUSEHOLD PRODUCTS                                                1,982
                                                                     ===========
   INDEPENDENT POWER PRODUCERS & ENERGY
      TRADERS [0.2%]
   AES*                                                      7,600            89
                                                                     ===========
   INSURANCE [0.9%]
   Aflac                                                     6,600           388
                                                                     ===========
   INTERNET & CATALOG RETAIL [0.8%]
   Amazon.Com*                                               4,400           320
                                                                     ===========
   INTERNET SOFTWARE & SERVICES [4.7%]
   eBay*                                                    30,575           684
   Google, Cl A*                                             2,600         1,041
   Yahoo!*                                                  15,000           260
                                                                     -----------
   TOTAL INTERNET SOFTWARE & SERVICES                                      1,985
                                                                     ===========
   MACHINERY [2.9%]
   Caterpillar                                              10,700           638
   Cummins                                                   4,100           179

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   Danaher                                                   4,100   $       284
   Manitowoc                                                 7,900           123
                                                                     -----------
   TOTAL MACHINERY                                                         1,224
                                                                     ===========
   MEDIA [2.2%]
   Comcast, Cl A                                            18,150           356
   DIRECTV Group*                                           12,700           332
   Omnicom Group                                             6,000           232
                                                                     -----------
   TOTAL MEDIA                                                               920
                                                                     ===========
   METALS & MINING [1.3%]
   Freeport-McMoRan Copper & Gold                            6,800           386
   Nucor                                                     4,200           166
                                                                     -----------
   TOTAL METALS & MINING                                                     552
                                                                     ===========
   MULTILINE RETAIL [0.5%]
   Target                                                    4,000           196
                                                                     ===========
   OIL, GAS & CONSUMABLE FUELS [13.9%]
   Anadarko Petroleum                                        2,200           107
   Apache                                                    3,300           344
   Chevron                                                  18,000         1,484
   ConocoPhillips                                            5,600           410
   EOG Resources                                             2,300           206
   Exxon Mobil                                              32,000         2,485
   Occidental Petroleum                                      8,200           578
   XTO Energy                                                6,400           298
                                                                     -----------
   TOTAL OIL, GAS & CONSUMABLE FUELS                                       5,912
                                                                     ===========
   PERSONAL PRODUCTS [0.4%]
   Avon Products                                             4,300           179
                                                                     ===========
   PHARMACEUTICALS [5.4%]
   Johnson & Johnson                                        20,064         1,390
   Pfizer                                                   26,400           487
   Wyeth                                                    11,050           408
                                                                     -----------
   TOTAL PHARMACEUTICALS                                                   2,285
                                                                     ===========
   PROFESSIONAL SERVICES [0.7%]
   Robert Half International                                12,400           307
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 24
schedule of investments

SEPTEMBER 30, 2008

LARGE CAP GROWTH EQUITY FUND (CONCLUDED)

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   REAL ESTATE MANAGEMENT & DEVELOPMENT [0.2%]
   CB Richard Ellis Group, Cl A*                             5,100   $        68
                                                                     ===========
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT [1.4%]
   Broadcom, Cl A*                                           4,900            91
   MEMC Electronic Materials*                                6,500           184
   Texas Instruments                                        14,400           310
                                                                     -----------
   TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT                            585
                                                                     ===========
   SOFTWARE [9.7%]
   Adobe Systems*                                            4,900           193
   Autodesk*                                                17,000           570
   Citrix Systems*                                           8,275           209
   Microsoft                                                62,180         1,660
   Oracle*                                                  43,265           879
   Symantec*                                                31,300           613
                                                                     -----------
   TOTAL SOFTWARE                                                          4,124
                                                                     ===========
   SPECIALTY RETAIL [2.3%]
   Autozonex*                                                2,500           308
   Best Buy                                                  9,200           345
   GameStop, Cl A*                                           4,500           154
   Lowe's                                                    7,200           171
                                                                     -----------
   TOTAL SPECIALTY RETAIL                                                    978
                                                                     ===========
   TEXTILES, APPAREL & LUXURY GOODS [1.7%]
   Coach*                                                   18,100           453
   Nike, Cl B                                                4,300           288
                                                                     -----------
   TOTAL TEXTILES, APPAREL & LUXURY GOODS                                    741
                                                                     ===========

         TOTAL COMMON STOCK
          (Cost $40,866)                                                  41,652
                                                                     ===========

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   CASH EQUIVALENTS [2.4%]
   Fidelity Institutional Domestic Money Market
      Portfolio, Cl I, 2.660%**                            351,377   $       351
   Goldman Sachs Financial Square Funds -
      Government Fund, 2.040%**                            671,510           672
                                                                     -----------
         TOTAL CASH EQUIVALENTS
          (Cost $1,023)                                                    1,023
                                                                     ===========

         TOTAL INVESTMENTS [100.6%]
          (Cost $41,889)                                             $    42,675
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $42,415 ($ THOUSANDS).

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

CL -- CLASS

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 25
schedule of investments

SEPTEMBER 30, 2008

RCB SMALL CAP VALUE FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

                                   (BAR CHART)

Consumer Discretionary       23.1%
Financials                   22.8%
Consumer Staples             14.9%
Information Technology       10.0%
Materials                     9.0%
Energy                        7.2%
Industrials                   7.0%
Telecommunication Services    2.2%
Healthcare                    2.0%
Short-Term Investments        1.8%

*    Percentages based on total investments.

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
COMMON STOCK [99.6%]
   BEVERAGES [2.0%]
   PepsiAmericas                                            24,300   $       503
                                                                     ===========
   CHEMICALS [5.1%]
   Nalco Holding                                            26,500           491
   Spartech                                                 81,200           804
                                                                     -----------
   TOTAL CHEMICALS                                                         1,295
                                                                     ===========
   COMMERCIAL SERVICES & SUPPLIES [2.0%]
   PHH*                                                     38,800           516
                                                                     ===========
   DIVERSIFIED CONSUMER SERVICES [2.0%]
   Coinstar*                                                16,000           512
                                                                     ===========
   ENERGY EQUIPMENT & SERVICES [6.1%]
   Exterran Holdings*                                       28,200           901
   Global Industries*                                       92,700           644
                                                                     -----------
   TOTAL ENERGY EQUIPMENT & SERVICES                                       1,545
                                                                     ===========
   FOOD PRODUCTS [5.4%]
   Ralcorp Holdings*                                        20,000         1,348
                                                                     ===========
   HOTELS, RESTAURANTS & LEISURE [4.7%]
   Wendy's/Arby's Group, Cl A                              225,100         1,184
                                                                     ===========
   HOUSEHOLD PRODUCTS [10.2%]
   Central Garden & Pet, Cl A*                             330,400         1,966
   Scotts Miracle-Gro, Cl A                                 25,000           591
                                                                     -----------
   TOTAL HOUSEHOLD PRODUCTS                                                2,557
                                                                     ===========

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   INSURANCE [14.6%]
   Alleghany*                                                4,794   $     1,750
   Conseco*                                                144,000           507
   White Mountains Insurance Group                           3,000         1,409
                                                                     -----------
   TOTAL INSURANCE                                                         3,666
                                                                     ===========
   INTERNET SOFTWARE & SERVICES [3.6%]
   United Online                                            95,500           899
                                                                     ===========
   LIFE SCIENCES TOOLS & SERVICES [2.0%]
   PerkinElmer                                              20,100           502
                                                                     ===========
   MACHINERY [5.0%]
   Actuant, Cl A                                            19,900           502
   Crane                                                    16,000           475
   IDEX                                                      9,400           292
                                                                     -----------
   TOTAL MACHINERY                                                         1,269
                                                                     ===========
   MEDIA [14.4%]
   Cox Radio, Cl A*                                         66,500           702
   Fisher Communications                                    28,747         1,133
   Liberty Media - Capital*                                 48,500           649
   LodgeNet Interactive*                                   275,000           558
   Virgin Media                                             73,100           577
                                                                     -----------
   TOTAL MEDIA                                                             3,619
                                                                     ===========
   METALS & MINING [1.6%]
   Novamerican Steel*                                      253,300           395
                                                                     ===========
   MULTILINE RETAIL [2.3%]
   99 Cents Only Stores*                                    53,600           588
                                                                     ===========
   OIL, GAS & CONSUMABLE FUELS [1.2%]
   Edge Petroleum*                                         170,500           305
                                                                     ===========
   REAL ESTATE INVESTMENT TRUSTS [8.6%]
   Annaly Capital Management                                75,000         1,009
   Capital Trust, Cl A                                      38,000           589
   Chimera Investment                                       89,500           556
                                                                     -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS                                     2,154
                                                                     ===========
   SOFTWARE [6.6%]
   Fair Isaac                                               37,500           865
   PLATO Learning*                                         279,700           794
                                                                     -----------
   TOTAL SOFTWARE                                                          1,659
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 26
schedule of investments

SEPTEMBER 30, 2008

RCB SMALL CAP VALUE FUND (CONCLUDED)

                                                       SHARES/FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   WIRELESS TELECOMMUNICATION SERVICES [2.2%]
   iPCS*                                                    25,300   $       563
                                                                     ===========

         TOTAL COMMON STOCK
            (Cost $31,828)                                                25,079
                                                                     ===========
REPURCHASE AGREEMENT [1.8%]
   Morgan Stanley 1.750%, dated 09/30/08, to be
      repurchased on 10/01/08, repurchase price
      $470,538 (collateralized by a U.S.Treasury
      Note, par value $429,405, 2.625%, 07/15/17;
      with total market value $479,929) (A)           $        471           471
                                                                     -----------
         TOTAL REPURCHASE AGREEMENT
            (Cost $471)                                                      471
                                                                     ===========
WARRANTS [0.1%]
   Novamerican Steel, Expires 03/07/11*                     72,000            18
                                                                     -----------
         TOTAL WARRANTS
            (Cost $103)                                                       18
                                                                     ===========

         TOTAL INVESTMENTS [101.5%]
            (Cost $32,402)                                           $    25,568
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $25,187 ($ THOUSANDS).

*    NON-INCOME PRODUCING SECURITY.

(A)  TRI-PARTY REPURCHASE AGREEMENT.

CL   -- CLASS

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 27
schedule of investments

SEPTEMBER 30, 2008

OPPORTUNISTIC VALUE FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

                                   (BAR CHART)

Financials                   18.5%
Healthcare                   16.3%
Energy                       13.4%
Information Technology       10.5%
Industrials                   8.4%
Short-Term Investments        8.1%
Consumer Staples              7.4%
Consumer Discretionary        7.0%
Materials                     5.2%
Utilities                     4.0%
Telecommunication Services    1.2%

*    Percentages based on total investments.

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
COMMON STOCK [93.2%]
   AUTOMOBILES [1.9%]
   Honda Motor, ADR                                         28,000   $       843
                                                                     ===========
   CHEMICALS [1.2%]
   Rohm & Haas                                               8,000           560
                                                                     ===========
   COMMERCIAL BANKS [1.9%]
   US Bancorp                                               24,400           879
                                                                     ===========
   COMMUNICATIONS EQUIPMENT [2.4%]
   Nokia, ADR                                               59,000         1,100
                                                                     ===========
   COMPUTERS & PERIPHERALS [2.4%]
   Dell*                                                    65,000         1,071
                                                                     ===========
   CONSUMER FINANCE [1.4%]
   Capital One Financial                                    12,500           638
                                                                     ===========
   CONTAINERS & PACKAGING [4.0%]
   Packaging Corp of America                                41,000           950
   Sealed Air                                               40,000           880
                                                                     -----------
   TOTAL CONTAINERS & PACKAGING                                            1,830
                                                                     ===========
   DIVERSIFIED FINANCIAL SERVICES [4.0%]
   Nasdaq OMX Group*                                        58,500         1,788
                                                                     ===========
   DIVERSIFIED TELECOMMUNICATION SERVICES [1.2%]
   Windstream                                               50,000           547
                                                                     ===========

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   ELECTRIC UTILITIES [3.0%]
   Portland General Electric                                56,600   $     1,339
                                                                     ===========
   ELECTRICAL EQUIPMENT [2.3%]
   Baldor Electric                                          36,000         1,037
                                                                     ===========
   ELECTRONIC EQUIPMENT [1.8%]
   Tyco Electronics                                         30,000           830
                                                                     ===========
   ENERGY EQUIPMENT & SERVICES [4.6%]
   Exterran Holdings*                                       19,500           623
   Unit*                                                    29,000         1,445
                                                                     -----------
   TOTAL ENERGY EQUIPMENT & SERVICES                                       2,068
                                                                     ===========
   FOOD & STAPLES RETAILING [4.8%]
   Safeway                                                  53,000         1,257
   Walgreen                                                 30,000           929
                                                                     -----------
   TOTAL FOOD & STAPLES RETAILING                                          2,186
                                                                     ===========
   FOOD PRODUCTS [2.6%]
   Del Monte Foods                                         153,600         1,198
                                                                     ===========
   GAS UTILITIES [1.1%]
   Atmos Energy                                             18,000           479
                                                                     ===========
   HEALTH CARE EQUIPMENT & SUPPLIES [2.4%]
   Covidien                                                 20,000         1,075
                                                                     ===========
   HEALTH CARE PROVIDERS & SERVICES [7.9%]
   Cardinal Health                                          32,000         1,577
   Patterson*                                               15,000           456
   Quest Diagnostics                                        30,000         1,550
                                                                     -----------
   TOTAL HEALTH CARE PROVIDERS & SERVICES                                  3,583
                                                                     ===========
   INDUSTRIAL CONGLOMERATES [6.2%]
   3M                                                       20,900         1,428
   Tyco International                                       40,000         1,401
                                                                     -----------
   TOTAL INDUSTRIAL CONGLOMERATES                                          2,829
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 28
schedule of investments

SEPTEMBER 30, 2008

OPPORTUNISTIC VALUE FUND (CONCLUDED)

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   INSURANCE [8.3%]
   Chubb                                                    10,000   $       549
   Fidelity National Financial, Cl A                        59,000           868
   HCC Insurance Holdings                                   46,000         1,242
   Unum Group                                               43,000         1,079
                                                                     -----------
   TOTAL INSURANCE                                                         3,738
                                                                     ===========
   IT SERVICES [1.5%]
   Western Union                                            28,000           691
                                                                     ===========
   LEISURE EQUIPMENT & PRODUCTS [1.1%]
   Mattel                                                   28,000           505
                                                                     ===========
   MEDIA [4.1%]
   DISH Network, Cl A*                                      35,000           735
   Time Warner                                              84,700         1,110
                                                                     -----------
   TOTAL MEDIA                                                             1,845
                                                                     ===========
   OFFICE ELECTRONICS [0.8%]
   Xerox                                                    29,500           340
                                                                     ===========
   OIL, GAS & CONSUMABLE FUELS [9.1%]
   Chesapeake Energy                                        30,000         1,076
   ConocoPhillips                                           18,500         1,355
   Spectra Energy                                           48,000         1,143
   Valero Energy                                            17,500           530
                                                                     -----------
   TOTAL OIL, GAS & CONSUMABLE FUELS                                       4,104
                                                                     ===========
   PHARMACEUTICALS [6.2%]
   Abbott Laboratories                                       9,000           518
   Johnson & Johnson                                        20,000         1,386
   ScheringPlough                                           49,000           905
                                                                     -----------
   TOTAL PHARMACEUTICALS                                                   2,809
                                                                     ===========
   REAL ESTATE MANAGEMENT & DEVELOPMENT [3.2%]
   Brookfield Asset Management, Cl A                        52,000         1,427
                                                                     ===========

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT [1.8%]
   Applied Materials                                        54,000   $       817
                                                                     ===========

         TOTAL COMMON STOCK
            (Cost $47,259)                                                42,156
                                                                     ===========
CASH EQUIVALENT [8.2%]
   First American Prime Obligations Fund, Cl Y,
      2.110%**                                           3,730,762         3,731
                                                                     -----------
         TOTAL CASH EQUIVALENT
            (Cost $3,731)                                                  3,731
                                                                     ===========

         TOTAL INVESTMENTS [101.4%]
            (Cost $50,990)                                           $    45,887
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $45,246 ($ THOUSANDS).

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

ADR  -- AMERICAN DEPOSITARY RECEIPT

CL   -- CLASS

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 29
schedule of investments

SEPTEMBER 30, 2008

MULTI-ASSET FUND

TYPE OF SECURITY WEIGHTINGS (UNAUDITED)*:

                                   (BAR CHART)

Exchange Traded Funds               43.0%
Affiliated Investment Funds         15.0%
Short-Term Investments               9.8%
Commercial Paper                     9.5%
Registered Investment Company        9.3%
U.S. Treasury Obligation             7.9%
U.S. Government Agency Obligation    2.8%
Corporate Bond                       2.7%

*    Percentages based on total investments.

                                                       SHARES/FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
EXCHANGE TRADED FUNDS [44.3%]
   iPath Dow Jones-AIG Commodity
      Index Total Return Fund                                    2   $       110
   iShares Lehman 1-3 Year Treasury Bond Fund                   13         1,052
   iShares Lehman TIPS Bond Fund                                27         2,759
   Market Vectors Gold Miners Fund                              35         1,177
   Powershares DB Agricultural Fund                             49         1,473
   SPDR S&P 500 Fund, Ser 1                                     48         5,595
                                                                     -----------
         TOTAL EXCHANGE TRADED FUNDS
            (Cost $14,428)                                                12,166
                                                                     ===========
AFFILIATED INVESTMENT FUNDS [15.5%]
   CNI Corporate Bond Fund, Institutional Class                236         2,307
   CNI Government Bond Fund, Institutional Class               186         1,934
                                                                     -----------
         TOTAL AFFILIATED INVESTMENT FUNDS
            (Cost $4,355)                                                  4,241
                                                                     ===========
REGISTERED INVESTMENT COMPANIES [9.6%]
   PIMCO Commodity Real Return Strategy Fund                    74         1,016
   T. Rowe Price International Bond Fund                       170         1,614
                                                                     -----------
         TOTAL REGISTERED INVESTMENT COMPANIES
            (Cost $3,013)                                                  2,630
                                                                     ===========
U.S. TREASURY OBLIGATION [8.1%]
   U.S. Treasury Inflation Protection Security
      0.875%, 04/15/10                                $      2,271         2,231
                                                                     -----------
         TOTAL U.S. TREASURY OBLIGATION
            (Cost $2,292)                                                  2,231
                                                                     ===========

                                                          FACE
                                                      AMOUNT (000)
DESCRIPTION                                              /SHARES     VALUE (000)
---------------------------------------------------   ------------   -----------
U.S. GOVERNMENT AGENCY OBLIGATION [2.9%] FHLB
      3.650%, 10/02/09                                $        800   $       802
                                                                     -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
            (Cost $800)                                                      802
                                                                     ===========
CORPORATE BOND [2.8%]
   FINANCIAL SERVICES [2.8%]
   John Deere Capital, MTN
      4.625%, 04/15/09                                         750           748
                                                                     -----------
         TOTAL CORPORATE BOND
            (Cost $755)                                                      748
                                                                     ===========
CASH EQUIVALENTS [10.1%]
   AIM STIT-Treasury Portfolio, 0.800%*                      3,010             3
   Goldman Sachs Financial Square Funds -
      Government Fund, 2.040%*                           2,770,541         2,771
                                                                     -----------
         TOTAL CASH EQUIVALENT
            (Cost $2,774)                                                  2,774
                                                                     ===========
COMMERCIAL PAPER (A) [9.8%]
   BANKS [3.3%]
   Dexia Delaware
      2.830%, 11/10/08                                         900           897
                                                                     ===========
   INVESTMENT BANKER/BROKER DEALER [2.9%]
   ING US Funding
      2.570%, 10/07/08                                         800           800
                                                                     ===========
   MACHINERY [3.6%]
   Caterpillar (B)
      2.150%, 10/30/08                                       1,000           998
                                                                     ===========
         TOTAL COMMERCIAL PAPER
            (Cost $2,695)                                                  2,695
                                                                     ===========

         TOTAL INVESTMENTS [103.1%]
            (Cost $31,112)                                           $    28,287
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 30
schedule of investments

SEPTEMBER 30, 2008

MULTI-ASSET FUND (CONCLUDED)

DESCRIPTION

PERCENTAGES ARE BASED ON NET ASSETS OF $27,449 ($ THOUSANDS).

*    THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A)  RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES ARE DEEMED LIQUID. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. ON SEPTEMBER 30, 2008, THE VALUE OF THESE SECURITIES AMOUNTED TO $998
     (000), REPRESENTING 3.6% OF THE NET ASSETS OF THE FUND.

FHLB -- FEDERAL HOME LOAN BANK
MTN  -- MEDIUM TERM NOTE
SER  -- SERIES
SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPTS
TIPS -- TREASURY INFLATION PROTECTION SECURITIES

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 31
schedule of investments

SEPTEMBER 30, 2008

CORPORATE BOND FUND

ISSUER INDUSTRY WEIGHTINGS (UNAUDITED)*:

                                   (BAR CHART)

Financials                    34.1%
Industrials                   27.0%
Banks                          9.9%
U.S. Government Obligations    9.6%
Short-Term Investment          8.6%
Telephone                      4.0%
Municipal Bonds                2.9%
Utilities                      2.4%
U.S. Treasury Obligation       0.8%
Foreign Governments            0.7%
Mortgage-Backed Securities     0.0%

*    Percentages based on total investments.

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
CORPORATE BONDS [69.6%]
   AUTOMOTIVE [0.8%]
   DaimlerChrysler
      5.875%, 03/15/11                                $        570   $       568
                                                      ============   ===========
   BANKS [7.9%]
   Bank of America
      5.300%, 03/15/17                                       1,000           831
   Barclays Bank (A)
      6.050%, 12/04/17                                       1,000           930
   Deutsche Bank
      7.500%, 04/25/09                                         500           502
      7.250%, 10/15/11                                         500           500
   Wachovia Bank
      4.800%, 11/01/14                                       1,270           753
   Wells Fargo Bank
      7.550%, 06/21/10                                       1,000         1,034
      4.625%, 08/09/10                                       1,000           996
                                                                     -----------
   TOTAL BANKS                                                             5,546
                                                                     ===========
   BEAUTY PRODUCTS [1.2%]
   Avon Products
      7.150%, 11/15/09                                         800           817
                                                                     ===========
   COMMUNICATION & MEDIA [4.0%]
   AOL Time Warner
      6.750%, 04/15/11                                         415           414
   Comcast Cable Communications
      Holdings
      8.375%, 03/15/13                                         440           461

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   News America Holdings
      9.250%, 02/01/13                                $        450   $       481
   Walt Disney, MTN
      5.700%, 07/15/11                                       1,395         1,437
                                                                     -----------
   TOTAL COMMUNICATION & MEDIA                                             2,793
                                                                     ===========
   COMPUTER SYSTEM DESIGN & SERVICES [2.6%]
   Cisco Systems
      5.500%, 02/22/16                                       1,000           961
   IBM, MTN
      4.375%, 06/01/09                                         900           904
                                                                     -----------
   TOTAL COMPUTER SYSTEM DESIGN
      & SERVICES                                                           1,865
                                                                     ===========
   DIVERSIFIED OPERATIONS [0.7%]
   3M, MTN
      4.375%, 08/15/13                                         500           505
                                                                     ===========
   DRUGS [1.4%]
   Abbott Laboratories
      5.375%, 05/15/09                                       1,000         1,008
                                                                     ===========
   ELECTRICAL SERVICES [2.4%]
   American Electric Power
      5.250%, 06/01/15                                         490           449
   Iowa Electric Light & Power
      6.000%, 10/01/08                                         200           200
   WPS Resources
      7.000%, 11/01/09                                       1,000         1,020
                                                                     -----------
   TOTAL ELECTRICAL SERVICES                                               1,669
                                                                     ===========
   FINANCE AUTO LOANS [4.1%]
   American Honda Finance,
      MTN (A)
      5.125%, 12/15/10                                       1,000           988
   Toyota Motor Credit
      4.350%, 12/15/10                                       1,800         1,862
                                                                     -----------
   TOTAL FINANCE AUTO LOANS                                                2,850
                                                                     ===========
   FINANCIAL SERVICES [11.6%]
   American General Finance, MTN
      5.750%, 09/15/16                                         500           229
   American General Finance,
      Ser I, MTN
      4.625%, 05/15/09                                       1,000           711

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 32
schedule of investments

SEPTEMBER 30, 2008

CORPORATE BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   AXA Financial
      7.750%, 08/01/10                                $      1,000   $     1,025
   Boeing Capital
      6.500%, 02/15/12                                         930           988
   CIT Group
      5.400%, 03/07/13                                       1,000           557
   General Electric Capital,
      Ser A, MTN
      6.875%, 11/15/10                                         250           251
      6.000%, 06/15/12                                       1,540         1,486
   HSBC Finance
      5.250%, 04/15/15                                       1,250         1,140
   John Deere Capital, MTN
      4.625%, 04/15/09                                         750           749
   National Rural Utilities,
      Ser C, MTN
      7.250%, 03/01/12                                       1,000         1,038
                                                                     -----------
   TOTAL FINANCIAL SERVICES                                                8,174
                                                                     ===========
   FOOD, BEVERAGE & TOBACCO [6.0%]
   Anheuser-Busch
      7.500%, 03/15/12                                       1,190         1,220
   Bottling Group
      5.500%, 04/01/16                                       1,000           991
      4.625%, 11/15/12                                       1,435         1,412
   General Mills
      6.000%, 02/15/12                                         560           571
                                                                     -----------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          4,194
                                                                     ===========
   FOREIGN GOVERNMENTS [0.6%]
   United Mexican States, MTN
      5.875%, 01/15/14                                         450           453
                                                                     ===========
   INSURANCE [3.8%]
   Aflac
      6.500%, 04/15/09                                       1,150         1,161
   Berkshire Hathaway Finance
      4.125%, 01/15/10                                       1,475         1,481
                                                                     -----------
   TOTAL INSURANCE                                                         2,642
                                                                     ===========
   INVESTMENT BANKER/BROKER DEALER [11.3%]
   Citigroup
      5.850%, 08/02/16                                       1,000           844
      5.500%, 02/15/17                                         250           192
   Credit Suisse
      5.500%, 08/15/13                                       1,250         1,160
   Goldman Sachs Group
      5.625%, 01/15/17                                       1,260           894

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Jefferies Group
      5.500%, 03/15/16                                $        665   $       523
   JPMorgan Chase
      7.125%, 06/15/09                                         675           674
      6.750%, 02/01/11                                         500           502
   JPMorgan Chase, MTN (B)
      7.330%, 06/28/09                                       1,000         1,021
   Merrill Lynch, Ser C, MTN
      4.250%, 02/08/10                                       1,275         1,212
   Morgan Stanley
      6.750%, 04/15/11                                          30            22
      3.875%, 01/15/09                                       1,000           920
                                                                     -----------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                   7,964
                                                                     ===========
   PETROLEUM & FUEL PRODUCTS [2.1%]
   ConocoPhillips
      6.375%, 03/30/09                                         305           307
   ConocoPhillips Canada Funding I
      5.625%, 10/15/16                                         600           583
   Duke Capital
      5.500%, 03/01/14                                         625           596
                                                                     -----------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         1,486
                                                                     ===========
   RETAIL [4.1%]
   Home Depot
      5.250%, 12/16/13                                       1,000           921
   Kohl's
      6.300%, 03/01/11                                       1,000         1,020
   Kroger
      5.500%, 02/01/13                                         450           438
   Target
      5.875%, 07/15/16                                         500           492
                                                                     -----------
   TOTAL RETAIL                                                            2,871
                                                                     ===========
   TELEPHONES & TELECOMMUNICATIONS [4.0%]
   BellSouth
      4.200%, 09/15/09                                       1,000           986
   Deutsche Telekom International
      Finance
      5.250%, 07/22/13                                         475           441
   New Cingular Wireless Services
      8.125%, 05/01/12                                         400           427
   Verizon Communications
      5.550%, 02/15/16                                       1,000           922
   Verizon Global Funding
      7.250%, 12/01/10                                          25            26
                                                                     -----------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                   2,802
                                                                     ===========

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 33
schedule of investments

SEPTEMBER 30, 2008

CORPORATE BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   WASTE DISPOSAL [1.0%]
   Waste Management
      6.875%, 05/15/09                                $        735   $       737
                                                                     ===========
         TOTAL CORPORATE BONDS
            (Cost $52,156)                                                48,944
                                                                     ===========
U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS [7.0%]
      FFCB REMIC, Ser IA4, Cl 1
      5.770%, 02/21/14                                         858           871
   FHLMC REMIC, Ser 2982,
      Cl NB
      5.500%, 02/15/29                                         450           459
   FHLMC REMIC, Ser R004,
      Cl A1
      5.125%, 12/15/13                                         756           769
   FHLMC REMIC, Ser R015,
      Cl AN
      3.750%, 02/15/13                                         856           846
   FNMA REMIC, Ser 2002-56,
      Cl MC
      5.500%, 09/25/17                                         870           883
   FNMA REMIC, Ser 2006-B1,
      Cl AB
      6.000%, 06/25/16                                         216           220
   FNMA REMIC, Ser 2007-B1,
      Cl BE
      5.450%, 12/25/20                                         857           860
                                                                     -----------
         TOTAL U.S. GOVERNMENT MORTGAGE-
            BACKED OBLIGATIONS
            (Cost $4,871)                                                  4,908
                                                                     ===========
MUNICIPAL BONDS [2.9%]
   CALIFORNIA [1.4%]
   California State, City of Industry,
      Sales Tax Project, RB, MBIA
      5.000%, 01/01/12                                         955           965
                                                                     ===========
   WISCONSIN [1.5%]
   De Pere, Unified School District,
      GO, FGIC
      Pre-Refunded @ 100 (C)
      4.500%, 10/01/11                                         995         1,039
                                                                     ===========
         TOTAL MUNICIPAL BONDS
            (Cost $2,010)                                                  2,004
                                                                     ===========

                                                          FACE
                                                      AMOUNT (000)
DESCRIPTION                                              /SHARES     VALUE (000)
---------------------------------------------------   ------------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS [2.5%]
   FHLMC
      5.500%, 09/15/11                                $        460   $       487
      5.125%, 04/18/11                                       1,250         1,306
                                                                     -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Cost$1,781)                                                   1,793
                                                                     ===========
U.S. TREASURY OBLIGATION [0.8%]
   U.S.Treasury Inflation Protection Security
      2.000%, 01/15/14                                         595           594
                                                                     -----------
         TOTAL U.S. TREASURY OBLIGATION
            (Cost $610)                                                      594
                                                                     ===========
MORTGAGE-BACKED SECURITY [0.0%]
   Residential Asset Mortgage Products, Ser
      2003-RS5, Cl AI4
      3.700%, 09/25/31                                          26            26
                                                                     -----------
         TOTAL MORTGAGE-BACKED SECURITY
            (Cost $26)                                                        26
                                                                     ===========
COMMERCIAL PAPER [8.0%]
   BANKS [2.0%]
   Dexia Delaware
      2.830%, 11/10/08                                       1,400         1,396
                                                                     ===========
   INVESTMENT BANKER/BROKER DEALER [3.1%]
   ING US Funding
      2.570%, 10/07/08                                       2,200         2,199
                                                                     ===========
   MACHINERY [2.9%]
   Caterpillar (A)
      2.150%, 10/30/08                                       2,000         1,996
                                                                     ===========
         TOTAL COMMERCIAL PAPER
            (Cost $5,591)                                                  5,591
                                                                     ===========
CASH EQUIVALENT [8.6%]
   Goldman Sachs Financial Square Funds-Government
      Fund,
      2.040%*                                            6,025,662         6,026
                                                                     -----------
         TOTAL CASH EQUIVALENT
            (Cost $6,026)                                                  6,026
                                                                     ===========

         TOTAL INVESTMENTS [99.4%]
            (Cost $73,071)                                           $    69,886
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 34
schedule of investments

SEPTEMBER 30, 2008

CORPORATE BOND FUND (CONCLUDED)

DESCRIPTION

PERCENTAGES ARE BASED ON NET ASSETS OF $70,317 ($ THOUSANDS).

*    THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES ARE DEEMED LIQUID.THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. ON SEPTEMBER 30, 2008, THE VALUE OF THESE SECURITIES AMOUNTED TO $3,914
     (000), REPRESENTING 5.6% OF THE NET ASSETS OF THE FUND.

(B) FLOATING RATE SECURITY -- THE RATE REPORTED IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

(C)  PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

CL -- CLASS
FFCB -- FEDERAL FARM CREDIT BANK
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
MTN -- MEDIUM TERM NOTE
RB -- REVENUE BOND
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 35
schedule of investments

SEPTEMBER 30, 2008

GOVERNMENT BOND FUND

TYPE OF SECURITY WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

U.S. Government Mortgage-Backed Obligations   62.9%
U.S. Government Agency Obligations            22.0%
U.S. Treasury Obligations                      8.9%
Short-Term Investments                         6.2%

*    Percentages based on total investments.

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS [62.8%]
   FFCB REMIC, Ser IA2, Cl 1
      5.220%, 10/21/13                                $      1,281   $     1,293
   FFCB REMIC, Ser IA3, Cl 1
      5.370%, 09/25/13                                       3,335         3,374
   FFCB REMIC, Ser IA4, Cl 1
      5.770%, 02/21/14                                       4,182         4,247
   FFCB REMIC, Ser IA8, Cl 1
      4.650%, 01/21/14                                       3,237         3,226
   FHLMC REMIC, Ser R002, Cl AH
      4.750%, 07/15/15                                       1,728         1,731
   FHLMC REMIC, Ser R003, Cl AG
      5.125%, 10/15/15                                       1,991         2,009
   FHLMC REMIC, Ser R005, Cl AB
      5.500%, 12/15/18                                         945           959
   FHLMC REMIC, Ser R007, Cl AC
      5.875%, 05/15/16                                       1,807         1,845
   FHLMC REMIC, Ser R009, Cl AK
      5.750%, 12/15/18                                       1,972         2,018
   FHLMC REMIC, Ser R010, Cl AB
      5.500%, 12/15/19                                       3,948         3,976
   FHLMC REMIC, Ser R011, Cl AB
      5.500%, 12/15/20                                       1,644         1,654
   FHLMC REMIC, Ser R012, Cl AB
      5.500%, 12/15/20                                       1,653         1,676
   FHLMC REMIC, Ser R013, Cl AB
      6.000%, 12/15/21                                       2,244         2,281
   FHLMC REMIC, Ser R014, Cl AL
      5.500%, 10/15/14                                       1,096         1,109
   FHLMC REMIC, Ser R015, Cl AN
      3.750%, 02/15/13                                       1,399         1,383

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   FHLMC REMIC, Ser R016, Cl AM
      5.125%, 06/15/18                                $      1,474   $     1,480
   FNMA ARM (A)
      4.549%, 03/01/34                                         704           706
   FNMA REMIC, Ser 119, Cl DG
      5.500%, 01/25/36                                         941           943
   FNMA REMIC, Ser R009, Cl AJ
      5.750%, 12/15/18                                       2,341         2,377
   GNMA
      8.000%, 08/15/22                                          12            13
      7.500%, 06/15/24                                           7             7
      7.500%, 05/15/26                                           6             6
      7.500%, 04/15/32                                          31            34
      7.000%, 12/15/16                                          15            15
      6.000%, 01/15/29                                          13            13
   GNMA ARM (A)
      5.000%, 08/20/35                                         170           173
      3.625%, 04/20/35                                         703           686
   GNMA REMIC, Ser 31, Cl PB
      5.500%, 02/16/32                                       3,986         4,041
                                                                     -----------
         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS
            (Cost $42,994)                                                43,275
                                                                     ===========
U.S. GOVERNMENT AGENCY OBLIGATIONS [22.0%]
   FHLB
      5.250%, 10/14/11                                       2,500         2,502
      5.000%, 12/11/15                                       2,500         2,574
   FNMA
      7.125%, 06/15/10                                       2,000         2,131
      6.625%, 09/15/09                                       2,750         2,835
      6.250%, 02/01/11                                       3,870         4,048
      5.500%, 03/15/11                                       1,000         1,053
                                                                     -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Cost $14,976)                                                15,143
                                                                     ===========
U.S. TREASURY OBLIGATIONS [8.9%]
   U.S.Treasury Note
      6.000%, 08/15/09                                       4,950         5,123
      4.500%, 02/28/11                                         880           931
      4.250%, 08/15/13                                          45            48
                                                                     -----------
         TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $6,119)                                                  6,102
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 36
schedule of investments

SEPTEMBER 30, 2008

GOVERNMENT BOND FUND (CONCLUDED)

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
CASH EQUIVALENT [6.2%]
   Goldman Sachs Financial Square Funds -
      Government Fund, 2.040%*                           4,298,006   $     4,298
                                                                     -----------
         TOTAL CASH EQUIVALENT
            (Cost $4,298)                                                  4,298
                                                                     ===========

         TOTAL INVESTMENTS [99.9%]
            (Cost $68,387)                                           $    68,818
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $68,858 ($ THOUSANDS).

*    THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A) FLOATING RATE SECURITY -- THE RATE REPORTED IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

ARM -- ADJUSTABLE RATE MORTGAGE
CL -- CLASS
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 37
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT BOND FUND

ISSUER INDUSTRY WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

Education                26.7%
General Revenue          22.9%
General Obligation       13.3%
Water                     8.7%
Public Facilities         7.3%
Healthcare                6.5%
Industrial Development    6.2%
Utilities                 2.6%
Transportation            1.7%
Short-Term Investment     1.5%
Equipment                 0.9%
Airport                   0.7%
Housing                   0.7%
Power                     0.3%

*    Percentages based on total investments.

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
MUNICIPAL BONDS [97.2%]
   ARIZONA [2.2%]
   Arizona School Facilities Board, Ser C, COP, FSA
      Callable 09/01/14 @ 100
      5.000%, 09/01/15                                $        750   $       794
                                                                     ===========
   CALIFORNIA [82.5%]
   Antelope Valley, Unified High School District,
      Ser A, GO, MBIA Callable 08/01/12 @ 101
      5.000%, 08/01/23                                         250           241
   Azusa, Redevelopment Agency, Mortgage-Backed
      Securities Program, Ser A, RB, ETM (A)
      6.875%, 10/01/12                                         200           227
   Bay Area, Infrastructure Financing
      Authority, State Payment Acceleration
      Project, RB, XLCA Callable 08/01/11 @ 100
      5.000%, 08/01/14                                         500           512
   Bay Area, Infrastructure Financing Authority,
      State Payment Acceleration Project, RB, FGIC
      Callable 08/01/14 @ 100
      5.000%, 08/01/17                                         350           357
   Big Bear Lake,Water Authority, RB, MBIA
      6.000%, 04/01/11                                         200           209

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Burbank, Public Financing Authority,
      Golden State Redevelopment Project, Ser A,
      TA, AMBAC Callable 12/01/13 @ 100
      5.250%, 12/01/18                                $        100   $       102
   Burbank, Public Financing Authority, Golden
      State Redevelopment Project, Ser A, TA, AMBAC
      Pre-Refunded @ 100 (B)
      5.250%, 12/01/13                                          75            82
   California State, Department of Water
      Resources,Water Systems Project J-2, RB
      7.000%, 12/01/12                                         500           568
   California State, Economic Recovery Authority,
      Ser A, GO
      5.250%, 01/01/11                                         500           525
   California State, Educational Facilities
      Authority, Pooled College & University
      Projects, Ser A, RB
      4.300%, 04/01/09                                         100           101
   California State, Educational Facilities
      Authority, Stanford University Project, Ser
      T-4, RB
      5.000%, 03/15/14                                         350           373
   California State, GO Callable 02/01/12 @ 100
      5.000%, 02/01/18                                         175           178
   California State, GO Pre-Refunded @ 100 (B)
      5.250%, 09/01/10                                         165           172
   California State, GO Pre-Refunded @ 100 (B)
      5.250%, 09/01/10                                          10            10
   California State, GO Pre-Refunded @ 100 (B)
      5.250%, 09/01/10                                          25            26
   California State, GO Pre-Refunded @ 100 (B)
      5.250%, 10/01/10                                          20            21
   California State, GO Pre-Refunded @ 100 (B)
      5.250%, 10/01/10                                          50            53
   California State, GO Pre-Refunded @ 100 (B)
      5.000%, 02/01/12                                         400           426
   California State, GO Pre-Refunded @ 100 (B)
      5.250%, 04/01/12                                         200           215

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 38
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   California State, GO
      5.000%, 04/01/10                                $        215   $       223
   California State, Health Facilities Financing
      Authority, Cedars-Sinai Medical Center
      Projects, Ser A, RB Pre-Refunded @ 101 (B)
      6.250%, 12/01/09                                         490           516
   California State, Health Facilities Financing
      Authority,Valley Care Project, Ser A, RB
      Pre-Refunded @ 100 (B)
      5.375%, 05/01/12                                         500           539
   California State, Infrastructure & Economic
      Authority, Bay Area Toll Bridges Project, Ser
      A, RB, FSA Pre-Refunded @ 100 (B)
      5.250%, 07/01/13                                         125           136
   California State, Infrastructure & Economic
      Authority, Energy Efficiency Master Trust
      Project, Ser A, RB
      5.000%, 03/01/11                                         315           330
   California State, Public Works Board Lease,
      Department of Corrections Project, Ser B, RB,
      MBIA Callable 11/03/08 @ 101
      5.000%, 09/01/21                                         100           101
   California State, Public Works Board Lease,
      Department of Corrections-Administration
      Project, Ser A, RB, AMBAC Callable 03/01/12
      @100
      5.250%, 03/01/18                                         155           159
   California State, Public Works Board Lease,
      Department of Corrections-State Prisons
      Project, Ser A, RB, AMBAC
      5.250%, 12/01/13                                         600           626
   California State, Public Works Board Lease,
      Department of General Services - Butterfield
      Street Project, Ser A, RB
      5.000%, 06/01/10                                         500           515
   California State, Public Works Board Lease,
      Department of Mental Health Project, Ser A,
      RB
      5.250%, 06/01/13                                         200           212

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   California State, Public Works Board Lease,
      Various University Projects, Ser A, RB, MBIA
      5.500%, 06/01/14                                $        250   $       268
   California Statewide, Communities Development
      Authority, Irvine-UCI East Apartments
      Project, RB Pre-Refunded @ 100 (B)
      5.625%, 05/15/15                                         360           403
   Carlsbad, Public Financing Authority, Municipal
      Golf Course Project, Ser A, RB, AMBAC
      4.500%, 09/01/16                                         350           361
   Castaic Lake, Water Agency, Water Systems
      Improvement Project, Ser A, COP, MBIA
      7.000%, 08/01/13                                         300           344
   Chaffey, Unified High School District, Ser B,
      GO, FGIC Pre-Refunded @ 101 (B)
      5.500%, 08/01/10                                         400           425
   Coachella Valley, Water District Authority, Flood
      Control Project, COP, AMBAC Callable 11/03/08
      @ 101
      5.000%, 10/01/11                                         250           253
   Colton, Joint Unified School District, Election
      2001 Project, Ser B, GO, FSA Callable
      08/01/14 @ 100
      5.250%, 08/01/19                                         250           259
   Contra Costa County, Public Financing Authority,
      Medical Center Project, Ser B, RB, MBIA
      5.000%, 06/01/11                                         250           261
   Corona, Public Financing Authority, City Hall
      Project, Ser B, RB, MBIA Callable 09/01/12
      @100
      5.250%, 09/01/16                                         350           365
   Culver City, Redevelopment Finance Authority,
      TA, AMBAC
      5.500%, 11/01/14                                          75            77
   Dry Creek Joint Elementary School District,
      Ser A, GO, FSA
      3.000%, 08/01/11                                         200           182
   East Bay, Regional Park District, GO
      5.000%, 09/01/13                                         250           268

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 39
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Eastern California, Municipal Water District,
      Ser A, COP, MBIA
      5.000%, 07/01/14                                $        500   $       532
   Escondido, Union School District, Refunding &
      Financing Project, COP, MBIA
      4.750%, 07/01/19                                         735           754
   Fresno, Unified School District, Election 2001
      Project, Ser D, GO, MBIA Callable 08/01/13
      @102
      5.000%, 08/01/17                                         200           207
   Fruitvale, School District, GO, FSA Callable
      08/01/09 @ 102
      5.000%, 08/01/19                                         200           202
   Golden State Tobacco Securitization, Ser B, RB
      Pre-Refunded @ 100 (B)
      5.625%, 06/01/13                                         500           535
   Golden State Tobacco Securitization, Ser B, RB
      Pre-Refunded @ 100 (B)
      5.500%, 06/01/13                                         500           533
   Golden State,Tobacco Settlement, Ser A, RB
      Callable 06/01/09 @ 100
      5.000%, 06/01/19                                         250           227
   Golden State,Tobacco Settlement, Ser A, RB,
      AMBAC
      Callable 06/01/10 @ 100
      5.000%, 06/01/20                                         500           478
   Golden State,Tobacco Settlement, Ser A-1, RB
      Pre-Refunded @ 100 (B)
      6.750%, 06/01/13                                         370           414
   Golden State,Tobacco Settlement, Ser A-3, RB
      Pre-Refunded @ 100 (B)
      7.875%, 06/01/13                                         675           787
   Golden State,Tobacco Settlement, Ser B, RB, FGIC
      Pre-Refunded @ 100 (B)
      5.500%, 06/01/13                                         100           107
   Golden State,Tobacco Settlement, Ser B, RB
      Pre-Refunded @ 100 (B)
      5.600%, 06/01/10                                         170           177
   Grossmont Unified High School District, GO, MBIA
      Callable 08/01/15 @ 100
      5.000%, 08/01/23                                         265           257

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Hawthorne, School District, COP, FSA
      Pre-Refunded @ 101 (B)
      6.000%, 11/01/10                                $        485   $       514
   Indio, Public Financing Authority, Public
      Capital Improvement Project, Ser B, RB, AMBAC
      (C)
      3.800%, 11/01/37                                         500           487
   Kern, High School District, GO, ETM
      7.100%, 08/01/12                                         290           332
   Los Angeles County, Capital Asset Leasing, Ser
      A, RB
      3.250%, 06/01/10                                         310           312
   Los Angeles, Municipal
      Improvement Authority, Central Library Project,
      RB, MBIA Callable 06/01/12 @ 100
      5.500%, 06/01/18                                         500           518
   Los Angeles, Ser A, GO, MBIA
      4.000%, 09/01/09                                         250           254
   Los Angeles, Unified School District, GO, MBIA
      5.750%, 07/01/16                                         500           557
   Los Angeles, Unified School District, Ser A-1,
      GO, MBIA
      Callable 07/01/14 @ 100
      5.000%, 07/01/17                                         125           130
   Los Angeles,Wastewater Systems
      Authority, Sub-Ser B, RB, MBIA
      5.000%, 06/01/10                                         500           518
   Metropolitan Water District, Southern California
      Waterworks Authority, RB
      5.750%, 07/01/09                                         500           513
   Metropolitan Water District, Southern California
      Waterworks Authority, Ser A, RB, MBIA
      5.250%, 07/01/11                                         200           212
   Metropolitan Water District, Southern California
      Waterworks Authority, Ser A, RB
      5.750%, 07/01/21                                         280           308
   North Orange County, Community College District,
      Ser A, GO, MBIA
      Pre-Refunded @ 101 (B)
      5.375%, 08/01/12                                         525           571
   Northern California,Transmission Resource
      Authority, Ore Transmission Project, Ser A,
      RB, MBIA
      7.000%, 05/01/13                                         250           273

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 40
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Oakland, Redevelopment Agency,
      Central District Redevelopment
      Project, TA, AMBAC
      5.500%, 02/01/14                                $        475   $       502
   Oakland, Ser A, GO, MBIA
      Callable 01/15/13 @ 100
      5.000%, 01/15/21                                         500           493
   Oakley, Civic Center Project, COP
      4.000%, 05/01/12                                         230           231
   Oxnard, School District, Election
      2006 Project, Ser A, GO, CIFG
      6.750%, 08/01/11                                         300           329
   Palm Springs, Financing Authority,
      Public Capital Improvement
      Lease Project, RB, AMBAC
      Callable 04/01/17 @ 100
      5.000%, 04/01/20                                         470           467
   Pinole, Redevelopment Agency,
      Pinole Vista Redevelopment
      Project,TA, FSA
      Callable 08/01/09 @ 101
      5.250%, 08/01/14                                         100           102
   Redwoods, Community College
      District, 2004 Election Project,
      Ser A, GO, MBIA
      Callable 08/01/14 @ 100
      5.000%, 08/01/23                                         420           398
   Riverside,Water Authority, RB
      Callable 11/03/08 @ 101
      5.375%, 10/01/12                                          90            91
   Riverside,Water Authority, RB
      Pre-Refunded @ 101 (B)
      5.375%, 10/01/08                                          10            10
   Sacramento, City Unified School
      District, Ser A, GO, FSA
      4.250%, 07/01/09                                          75            76
   San Diego, Unified School District,
      Election 1998 Project, Ser E, GO, FSA
      Callable 07/01/13 @ 101
      5.250%, 07/01/16                                         100           107
   San Diego, Unified School District,
      Ser D, GO, FGIC
      Callable 07/01/12 @ 100
      5.000%, 07/01/27                                         500           525
   San Francisco (City & County),
      Airports Commission Authority,
      Ser 27B, RB, FGIC
      Callable 05/01/11 @ 100
      5.250%, 05/01/12                                         250           259
   San Francisco (City & County), GO
      Callable 06/15/10 @ 102
      5.000%, 06/15/11                                         235           248

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   San Francisco (City & County),
      Ser R1, GO
      5.000%, 06/15/14                                $        500   $       533
   San Jose, Unified School District,
      Ser A, GO, FSA
      Callable 08/01/11 @ 101
      5.375%, 08/01/19                                         150           156
   San Ysidro, School District,
      Election 1997 Project, Ser C, GO, MBIA
      6.000%, 08/01/11                                         205           221
   Sanger, Unified School
      District, GO, MBIA
      5.350%, 08/01/15                                         250           256
   Santa Margarita, Dana Point
      Authority, Ser A, RB, AMBAC
      Callable 08/01/14 @ 100
      5.000%, 08/01/15                                         165           175
   Santa Monica, Community
      College District, 2004 Election
      Project, Ser A, GO, MBIA
      Pre-Refunded @ 100 (B)
      5.000%, 05/01/15                                         400           433
   Santa Monica, Public Financing
      Authority, Public Safety
      Facilities Project, RB
   Callable 07/01/09 @ 101
      5.250%, 07/01/14                                         100           102
   Solano County, COP, MBIA
      Pre-Refunded @ 100 (B)
      5.250%, 11/01/12                                         100           108
   Southern Kern, Unified School District,
      Ser A, GO, FGIC
   Callable 11/01/13 @ 100
      4.500%, 11/01/18                                         220           220
   Tamalpais, Unified High School
      District, GO, MBIA
      Callable 08/01/11 @ 101
      4.875%, 08/01/17                                         100           102
   University of California,
      Ser B, RB, AMBAC
      Pre-Refunded @ 100 (B)
      5.500%, 05/15/14                                         500           551
   University of California,
      Ser Q, RB, FSA
      Callable 09/01/11 @ 101
      5.000%, 09/01/22                                         500           495
                                                                     -----------
   TOTAL CALIFORNIA                                                       29,120
                                                                     ===========

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 41
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   ILLINOIS [0.6%]
   Illinois State, Civic Center
      Authority, RB, FSA
      Callable 12/15/10 @ 100
      5.500%, 12/15/14                                $        200   $       208
                                                                     ===========
   MISSOURI [0.6%]
   St Louis, Parking Facilities
      Authority, Downtown Parking
      Facilities Project, Sub-Ser A, RB
      Pre-Refunded @ 100 (B)
      6.000%, 02/01/12                                         200           218
                                                                     ===========
   NEW JERSEY [1.0%]
   New Jersey State,Turnpike
      Authority, Ser C, RB, MBIA, ETM
      6.500%, 01/01/16                                         315           354
                                                                     ===========
   NEW MEXICO [1.1%]
   Santa Fe, Educational Facilities
      Authority, College of Santa Fe Project, RB
      Pre-Refunded @ 100 (B)
      5.750%, 10/01/14                                         350           384
                                                                     ===========
   NEW YORK [1.6%]
   New York State, Local Assistance
      Correction Authority, Ser E, RB
      6.000%, 04/01/14                                         500           547
                                                                     ===========
   SOUTH CAROLINA [2.3%]
   Columbia,Tourism Development
      Fee Pledge Project, COP, AMBAC
      Callable 06/01/13 @ 100
      5.250%, 06/01/16                                         350           365
   South Carolina, Jobs & Economic
      Development Authority,
      Palmetto Health Project, Ser C, RB
      Pre-Refunded @ 100 (B)
      6.875%, 08/01/13                                         400           456
                                                                     -----------
   TOTAL SOUTH CAROLINA                                                      821
                                                                     ===========

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   TEXAS [0.3%]
   San Angelo,Waterworks & Sewer
      System Authority, Refunding & Improvements
      Projects, RB, FSA
      Callable 04/01/11 @ 100
      5.250%, 04/01/19                                $        100   $       102
                                                                     ===========
   UTAH [0.4%]
   Central Utah,Water Conservancy
      District, Ser D, GO Pre-Refunded @ 100 (B)
      4.600%, 04/01/09                                         140           142
                                                                     ===========
   WASHINGTON [1.7%]
   Clark County, GO, MBIA
      Pre-Refunded @ 100 (B)
      5.125%, 12/01/11                                         250           267
   King County, NJB Properties
      Project, Ser A, RB
      5.000%, 12/01/14                                         325           344
                                                                     -----------
   TOTAL WASHINGTON                                                          611
                                                                     ===========
   WEST VIRGINIA [1.5%]
   West Virginia State, Economic
      Development Authority,
      Correctional Juvenile Project,
      Ser A, RB, MBIA
      Callable 06/01/12 @ 101
      5.500%, 06/01/17                                         500           517
                                                                     ===========
   PUERTO RICO [1.4%]
   Puerto Rico, Electric Power
      Authority, Ser CC, RB, MBIA
      Callable 11/03/08 @ 101
      5.250%, 07/01/09                                         100           101
   Puerto Rico, Highway &
      Transportation Authority, RB, FSA
      5.500%, 07/01/09                                         250           254
   Puerto Rico, Municipal Finance
      Agency, Ser A, RB, FSA
      Callable 11/03/08 @ 101
      5.250%, 07/01/10                                         130           131
                                                                     -----------
   TOTAL PUERTO RICO                                                         486
                                                                     ===========

         TOTAL MUNICIPAL BONDS
            (Cost $34,785)                                                34,304
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 42
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT BOND FUND (CONCLUDED)

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
CASH EQUIVALENT [1.5%]
   Federated California Municipal
      Money Market Fund, Cl I, 4.670%*                     535,533   $       535
                                                                     -----------
         TOTAL CASH EQUIVALENT
            (Cost $536)                                                      535
                                                                     ===========

         TOTAL INVESTMENT [98.7%]
            (Cost $35,321)                                           $    34,839
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $35,311 ($ THOUSANDS).

*    THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A)  SECURITIES ARE COLLATERALIZED UNDER AN AGREEMENT FROM FHLMC & FNMA.

(B)  PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

(C) FLOATING RATE SECURITY -- THE RATE REPORTED IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CIFG -- CDC IXIS FINANCIAL GUARANTEE
CL -- CLASS
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROW TO MATURITY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSISTANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SER -- SERIES
TA -- TAX ALLOCATION
XLCA -- XL CAPITAL ASSURANCE

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 43
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND

ISSUER INDUSTRY WEIGHTINGS (UNAUDITED)*:

                                   (BAR CHART)

Industrials                  68.3%
Gas Transmission             11.0%
Utilities                     8.7%
Telecommunication Services    5.7%
Financials                    3.6%
Transportation                2.1%
Short-Term Investments        0.4%
Common Stock                  0.2%

*    Percentages based on total investments.

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
CORPORATE BONDS [97.1%]
   AEROSPACE & DEFENSE [2.1%]
   BE Aerospace
      8.500%, 07/01/18                                $        100   $        97
   DRS Technologies
      6.625%, 02/01/16                                         100           101
   Esterline Technologies
      7.750%, 06/15/13                                         100            98
   L-3 Communications
      5.875%, 01/15/15                                         200           181
   Sequa (A)
      11.750%, 12/01/15                                        100            84
   TransDigm (F)
      7.750%, 07/15/14                                         100            94
                                                                     -----------
   TOTAL AEROSPACE & DEFENSE                                                 655
                                                                     ===========
   AIRLINES [0.4%]
   DAE Aviation Holdings (A)
      11.250%, 08/01/15                                        150           139
                                                                     ===========
   APPAREL/TEXTILES [0.8%]
   Hanesbrands (B)
      6.508%, 12/15/14                                         100            83
   Levi Strauss
      9.750%, 01/15/15                                         100            83
   Phillips-Van Heusen
      7.250%, 02/15/11                                          75            74
                                                                     -----------
   TOTAL APPAREL/TEXTILES                                                    240
                                                                     ===========
   AUTO RENT & LEASE [1.3%]
   Avis Budget Car Rental
      7.750%, 05/15/16                                         100            62
   H&E Equipment Services
      8.375%, 07/15/16                                         100            74
   Hertz
      10.500%, 01/01/16                                        150           125

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   RSC Equipment Rental
      9.500%, 12/01/14                                $        100   $        76
   United Rentals North America
      6.500%, 02/15/12                                         100            84
                                                                     -----------
   TOTAL AUTO RENT & LEASE                                                   421
                                                                     ===========
   AUTOMOTIVE [1.1%]
   General Motors
      7.700%, 04/15/16                                         200            80
      7.125%, 07/15/13                                         250           115
   UCI Holdco (B)
      11.708%, 12/15/13                                        184           140
                                                                     -----------
   TOTAL AUTOMOTIVE                                                          335
                                                                     ===========
   AUTOPARTS [1.0%]
   Accuride
      8.500%, 02/01/15                                         150            95
   Asbury Automotive Group
      7.625%, 03/15/17                                         100            64
   Pep Boys
      7.500%, 12/15/14                                         100            68
   TRW Automotive (A)
      7.250%, 03/15/17                                         100            79
                                                                     -----------
   TOTAL AUTOPARTS                                                           306
                                                                     ===========
   BEAUTY PRODUCTS [0.3%]
   Chattem
      7.000%, 03/01/14                                         100            94
                                                                     ===========
   BROADCASTING & CABLE [6.5%]
   Allbritton Communications
      7.750%, 12/15/12                                         150           128
   Atlantic Broadband Finance
      9.375%, 01/15/14                                         100            88
   Barrington Broadcasting Group
      10.500%, 08/15/14                                        100            64
   Bonten Media Acquisition (A)
      9.000%, 06/01/15                                         150            88
   Cablevision Systems, Ser B
      8.000%, 04/15/12                                         250           235
   Charter Communications Holdings II
      10.250%, 09/15/10                                        300           270
   CSC Holdings
      7.625%, 07/15/18                                         100            87
   DirecTV Holdings (A)
      7.625%, 05/15/16                                          50            45
   Echostar DBS
      6.625%, 10/01/14                                         200           160

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 44
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Fisher Communications
      8.625%, 09/15/14                                $        150   $       151
   Kabel Deutschland
      10.625%, 07/01/14                                        200           196
   Local TV Finance (A)
      9.250%, 06/15/15                                         100            65
   Mediacom Capital
      7.875%, 02/15/11                                         150           136
   Newport Television (A)
      13.000%, 03/15/17                                        100            71
   Nexstar Finance Holdings (D)
      11.375%, 04/01/13                                        128           106
   Olympus Communications (C)
      10.625%, 07/15/04                                        100            --
   Quebecor Media
      7.750%, 03/15/16                                          75            66
   Videotron Ltee
      6.875%, 01/15/14                                         100            95
                                                                     -----------
   TOTAL BROADCASTING & CABLE                                              2,051
                                                                     ===========
   BUILDING & CONSTRUCTION [1.7%]
   DR Horton
      5.625%, 01/15/16                                         125            92
   Esco (A)
      8.625%, 12/15/13                                          50            49
   Interline Brands
      8.125%, 06/15/14                                          50            50
   International Utility Structures (C)
      10.750%, 02/01/08                                        100             1
   KB Home
      8.625%, 12/15/08                                          50            50
   Nortek
      8.500%, 09/01/14                                         200           114
   Panolam Industries International
      10.750%, 10/01/13                                        250           150
   Ply Gem Industries (A)
      11.750%, 06/15/13                                         50            43
                                                                     -----------
   TOTAL BUILDING & CONSTRUCTION                                             549
                                                                     ===========
   BUSINESS SERVICES [1.0%]
   Corrections
      7.500%, 05/01/11                                         100            99
   FTI Consulting
      7.625%, 06/15/13                                          50            51
   Geo Group
      8.250%, 07/15/13                                         150           149
                                                                     -----------
   TOTAL BUSINESS SERVICES                                                   299
                                                                     ===========

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   CHEMICALS [3.8%]
   Airgas (A)
      7.125%, 10/01/18                                $        100   $        97
   Basell (A)
      8.375%, 08/15/15                                         200            94
   Chemtura (F)
      6.875%, 06/01/16                                          50            40
   Georgia Gulf
      9.500%, 10/15/14                                         150            92
   Huntsman International
      7.875%, 11/15/14                                         115            99
   Innophos
      8.875%, 08/15/14                                         100           100
   Momentive Performance Materials
      9.750%, 12/01/14                                         100            79
   Mosaic (A)
      7.375%, 12/01/14                                          75            78
   Nalco
      8.875%, 11/15/13                                         150           150
   Nova Chemicals
      6.500%, 01/15/12                                         150           134
   Polymer Holdings (D) (E) (F)
      18.387%, 07/15/14                                        250           144
   Terra Capital, Ser B
      7.000%, 02/01/17                                         100            95
                                                                     -----------
   TOTAL CHEMICALS                                                         1,202
                                                                     ===========
   CIRCUIT BOARDS [0.2%]
   Viasystems
      10.500%, 01/15/11                                         50            49
                                                                     ===========
   COMMERCIAL SERVICES [2.3%]
   ARAMARK
      8.500%, 02/01/15                                         100            94
      6.301%, 02/01/15 (B)                                     100            87
   Iron Mountain
      8.750%, 07/15/18 (F)                                     150           152
      8.625%, 04/01/13                                         100            99
   Mobile Mini
      6.875%, 05/01/15                                          75            65
   Mobile Services Group
      9.750%, 08/01/14                                         150           140
   Tube City IMS
      9.750%, 02/01/15                                         100            89
                                                                     -----------
   TOTAL COMMERCIAL SERVICES                                                 726
                                                                     ===========

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 45
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   COMPUTER SYSTEM DESIGN & SERVICES [0.4%]
   Activant Solutions
      9.500%, 05/01/16                                $        100   $        74
   Unisys
      12.500%, 01/15/16                                         65            62
                                                                     -----------
   TOTAL COMPUTER SYSTEM DESIGN & SERVICES                                   136
                                                                     ===========
   CONGLOMERATE [0.3%]
   KAR Holdings
      8.750%, 05/01/14                                         100            82
                                                                     ===========
   CONSUMER PRODUCTS & SERVICES [4.8%]
   Central Garden & Pet
      9.125%, 02/01/13                                         100            77
   Jarden
      7.500%, 05/01/17                                          75            62
   Johnsondiversey Holdings (D)
      10.670%, 05/15/13                                        200           194
   Johnsondiversey, Ser B
      9.625%, 05/15/12                                         150           150
   Libbey Glass (B)
      9.928%, 06/01/11                                         100            92
   MSX International (A)
      12.500%, 04/01/12                                        100            65
   Prestige Brands
      9.250%, 04/15/12                                          90            85
   Sealy Mattress
      8.250%, 06/15/14                                         200           157
   Sotheby's (A)
      7.750%, 06/15/15                                         100            91
   Southern States Cooperative (A)
      10.500%, 11/01/10                                        200           202
   Spectrum Brands
      7.375%, 02/01/15                                         275           118
   Steinway Musical Instruments (A)
      7.000%, 03/01/14                                         100            87
   Visant Holding
      8.750%, 12/01/13                                         100            92
   Yankee Acquisition, Ser B
      9.750%, 02/15/17                                          50            29
                                                                     -----------
   TOTAL CONSUMER PRODUCTS & SERVICES                                      1,501
                                                                     ===========
   CONTAINERS & PACKAGING [2.5%]
   Crown Americas
      7.750%, 11/15/15                                         150           146
   Exopack Holding
      11.250%, 02/01/14                                        100            84

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Intertape Polymer US
      8.500%, 08/01/14                                $        100   $        84
   Owens Brockway Glass Container
      6.750%, 12/01/14                                         150           142
   Plastipak Holdings (A)
      8.500%, 12/15/15                                         100            85
   Solo Cup
      8.500%, 02/15/14                                         200           160
   Stone Container Finance
      7.375%, 07/15/14                                         100            77
                                                                     -----------
   TOTAL CONTAINERS & PACKAGING                                              778
                                                                     ===========
   DIVERSIFIED OPERATIONS [0.8%]
   Bombardier (A)
      8.000%, 11/15/14                                          75            74
   Trinity Industries
      6.500%, 03/15/14                                         200           189
                                                                     -----------
   TOTAL DIVERSIFIED OPERATIONS                                              263
                                                                     ===========
   EDUCATIONAL SERVICES [0.3%]
   Education Management
      10.250%, 06/01/16                                         50            40
      8.750%, 06/01/14                                          60            50
                                                                     -----------
   TOTAL EDUCATIONAL SERVICES                                                 90
                                                                     ===========
   ELECTRIC UTILITIES [5.9%]
   AES
      8.000%, 10/15/17                                         100            90
      8.000%, 06/01/20 (A)                                      50            44
   Allegheny Energy Supply
      7.800%, 03/15/11                                         200           199
   Aquila
      7.625%, 11/15/09                                         100           101
   Calpine Generating (B) (C)
      11.070%, 04/01/10                                        200            15
   CMS Energy
      6.875%, 12/15/15                                         150           137
   Edison Mission Energy
      7.000%, 05/15/17                                         150           135
   Energy Future Holdings (A)
      10.875%, 11/01/17                                        500           451
   ESI Tractebel Acquisition, Ser B
      7.990%, 12/30/11                                          47            47
   Mirant North America
      7.375%, 12/31/13                                         150           141
   NRG Energy
      7.375%, 02/01/16                                         100            90

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 46
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND (CONTINUED)


                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   PNM Resources
      9.250%, 05/15/15                                $        100   $        99
   Reliant Energy
      7.625%, 06/15/14                                         200           150
   Sierra Pacific Resources
      8.625%, 03/15/14                                          70            72
   Teco Finance, MTN
      6.572%, 11/01/17                                         100            91
                                                                     -----------
   TOTAL ELECTRIC UTILITIES                                                1,862
                                                                     ===========
   ENERGY & POWER [0.2%]
   VeraSun Energy
      9.375%, 06/01/17                                         200            79
                                                                     ===========
   ENTERTAINMENT & GAMING [9.8%]
   AMC Entertainment
      11.000%, 02/01/16                                        100            98
   Buffalo Thunder Development Authority (A)
      9.375%, 12/15/14                                          75            31
   CCM Merger (A)
      8.000%, 08/01/13                                         175           142
   Choctaw Resort Development Enterprise (A)
      7.250%, 11/15/19                                         188           141
   Chukchansi Economic Development Authority (A)
      8.000%, 11/15/13                                         150           120
   Circus & Eldorado Joint Venture/Silver Legacy
      Capital
      10.125%, 03/01/12                                        150           127
   Fontainebleau Las Vegas Holdings (A)
      10.250%, 06/15/15                                        150            42
   Gaylord Entertainment
      8.000%, 11/15/13                                         100            87
   Greektown Holdings (A) (C)
      10.750%, 12/01/13                                        100            69
   Herbst Gaming (C)
      8.125%, 06/01/12                                         150             8
   Indianapolis Downs & Capital (A)
      11.000%, 11/01/12                                        100            68
   Inn of the Mountain Gods Resort & Casino
      12.000%, 11/15/10                                        150           102
   Isle of Capri Casinos
      7.000%, 03/01/14                                         200           134
   Jacobs Entertainment
      9.750%, 06/15/14                                          75            50


                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Mashantucket Western Pequot Tribe (A)
      8.500%, 11/15/15                                $        170   $       111
   MGM Mirage
      8.500%, 09/15/10                                         200           184
      6.750%, 09/01/12                                         100            78
      6.000%, 10/01/09                                         100            94
   Mohegan Tribal Gaming Authority
      7.125%, 08/15/14                                         150           107
   MTR Gaming Group, Ser B
      9.750%, 04/01/10                                         200           190
   OED/Diamond Jo
      8.750%, 04/15/12                                         100            91
   Penn National Gaming
      6.875%, 12/01/11                                         100            94
   San Pasqual Casino (A)
      8.000%, 09/15/13                                         100            90
   Scientific Games
      6.250%, 12/15/12                                         100            97
   Seminole Hard Rock Entertainment (A) (B)
      5.319%, 03/15/14                                         100            75
   Seneca Gaming
      7.250%, 05/01/12                                         100            87
   Shingle Springs Tribal Gaming Authority (A)
      9.375%, 06/15/15                                         100            72
   Snoqualmie Entertainment Authority (A)(B)
      6.875%, 02/01/14                                         100            72
   Speedway Motorsports
      6.750%, 06/01/13                                         100            94
   Tunica-Biloxi Gaming Authority (A)
      9.000%, 11/15/15                                         125           115
   Waterford Gaming (A)
      8.625%, 09/15/14                                          86            68
   Wynn Las Vegas Capital
      6.625%, 12/01/14                                         175           149
                                                                     -----------
   TOTAL ENTERTAINMENT & GAMING                                            3,087
                                                                     ===========
   FINANCIAL SERVICES [1.2%]
   Ford Motor Credit
      7.375%, 10/28/09                                         200           161
      7.375%, 02/01/11                                         100            66
   GMAC
      6.750%, 12/01/14                                         425           163
                                                                     -----------
   TOTAL FINANCIAL SERVICES                                                  390
                                                                     ===========

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 47
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   FOOD, BEVERAGE & TOBACCO [2.5%]
   Alliance One International
      8.500%, 05/15/12                                $        100   $        92
   Beverages & More (A)
      9.250%, 03/01/12                                         100            94
   Chiquita Brands International
      7.500%, 11/01/14                                         100            77
   Constellation Brands
      8.375%, 12/15/14                                         150           148
   Del Monte
      8.625%, 12/15/12                                          50            49
   Land O' Lakes
      8.750%, 11/15/11                                         100           101
   Leiner Health Products (C)
      11.000%, 06/01/12                                        100             5
   Le-Nature's (A) (C)
      9.000%, 06/15/13                                         150            23
   National Beef Packing
      10.500%, 08/01/11                                        100           100
   Smithfield Foods, Ser B
      8.000%, 10/15/09                                         100            97
                                                                     -----------
   TOTAL FOOD, BEVERAGE & TOBACCO                                            786
                                                                     ===========
   GAS/NATURAL GAS [2.3%]
   Colorado Interstate Gas
      6.800%, 11/15/15                                         150           142
   El Paso
      7.000%, 05/15/11                                         275           275
      7.000%, 06/15/17                                         150           134
   Targa Resources
      8.500%, 11/01/13                                         200           177
                                                                     -----------
   TOTAL GAS/NATURAL GAS                                                     728
                                                                     ===========
   INSURANCE [0.3%]
   USI Holdings (A)(B)
      6.679%, 11/15/14                                         125            95
                                                                     ===========
   MACHINERY [1.5%]
   Baldor Electric
      8.625%, 02/15/17                                         125           119
   Case New Holland
      7.125%, 03/01/14                                         100            91
   Terex (F)
      8.000%, 11/15/17                                          75            68
      7.375%, 01/15/14                                         100            91
   Trimas
      9.875%, 06/15/12                                         115            98
                                                                     -----------
   TOTAL MACHINERY                                                           467
                                                                     ===========

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   MEDICAL PRODUCTS & SERVICES [2.4%]
   Advanced Medical Optics
      7.500%, 05/01/17                                $        100   $        87
   Bio-Rad Laboratories
      7.500%, 08/15/13                                         100           100
   Community Health Systems
      8.875%, 07/15/15                                         150           142
   DJO Finance
      10.875%, 11/15/14                                         25            24
   HCA
      9.250%, 11/15/16                                          50            49
      5.750%, 03/15/14                                         100            78
   Tenet Healthcare
      9.250%, 02/01/15                                         200           189
   Vanguard Health Holding II
      9.000%, 10/01/14                                         100            97
                                                                     -----------
   TOTAL MEDICAL PRODUCTS & SERVICES                                         766
                                                                     ===========
   METALS & MINING [1.7%]
   American Rock Salt
      9.500%, 03/15/14                                         150           154
   Freeport-McMoRan Copper & Gold
      8.250%, 04/01/15                                         125           123
   Noranda Aluminium Acquisition (B)
      6.828%, 05/15/15                                         150           114
   Novelis
      7.250%, 02/15/15                                         150           131
                                                                     -----------
   TOTAL METALS & MINING                                                     522
                                                                     ===========
   MISCELLANEOUS BUSINESS SERVICES [1.5%]
   Affinion Group
      11.500%, 10/15/15                                        100            93
   Carriage Services
      7.875%, 01/15/15                                         200           176
   Compagnie Generale de Geophysique
      7.500%, 05/15/15                                         100            96
   Lamar Media
      6.625%, 08/15/15                                         100            83
   MCBC Holdings (A) (B)
      9.086%, 10/15/14                                          50            35
                                                                     -----------
   TOTAL MISCELLANEOUS BUSINESS SERVICES                                     483
                                                                     ===========
   MISCELLANEOUS MANUFACTURING [3.1%]
   AGY Holding
      11.000%, 11/15/14                                        100            89

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 48
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Altra Industrial Motion
      9.000%, 12/01/11                                $        100   $       103
   Coleman Cable
      9.875%, 10/01/12                                         100            90
   Dresser-Rand Group
      7.375%, 11/01/14                                         133           124
   General Cable
      7.125%, 04/01/17                                         100            90
   Hawker Beechcraft Acquisition
      9.750%, 04/01/17                                          75            67
      8.500%, 04/01/15                                         100            91
   Koppers Holdings (D)
      13.995%, 11/15/14                                        250           224
   MAAX (C)
      9.750%, 06/15/12                                         175             3
   Mueller Water Products (F)
      7.375%, 06/01/17                                         100            79
                                                                     -----------
   TOTAL MISCELLANEOUS MANUFACTURING                                         960
                                                                     ===========
   PAPER & RELATED PRODUCTS [3.3%]
   Abitibi-Consolidated of Canada (A)
      13.750%, 04/01/11                                        100            99
   Appleton Papers, Ser B
      9.750%, 06/15/14                                         100            77
   Catalyst Paper
      7.375%, 03/01/14                                         250           170
   Cellu Tissue Holdings
      9.750%, 03/15/10                                         100            92
   Domtar
      7.125%, 08/15/15                                         150           138
   Georgia-Pacific
      7.700%, 06/15/15                                         100            92
   Newark Group
      9.750%, 03/15/14                                         200            70
   Norampac Industries
      6.750%, 06/01/13                                         100            75
   Smurfit Kappa Funding
      7.750%, 04/01/15                                         150           125
   Verso Paper Holdings
      9.125%, 08/01/14                                         100            86
                                                                     -----------
   TOTAL PAPER & RELATED PRODUCTS                                          1,024
                                                                     ===========
   PETROLEUM & FUEL PRODUCTS [11.2%]
   Atlas Pipeline Partners
      8.125%, 12/15/15                                         200           184
   Chesapeake Energy
      6.875%, 01/15/16                                         100            91
      6.250%, 01/15/18                                         100            85

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Cimarex Energy
      7.125%, 05/01/17                                $        100   $        92
   Clayton Williams Energy
      7.750%, 08/01/13                                         150           131
   Comstock Resources
      6.875%, 03/01/12                                         150           136
   Copano Energy (A)
      7.750%, 06/01/18                                         100            87
   Dynegy Holdings
      7.750%, 06/01/19                                         100            80
      6.875%, 04/01/11                                         100            91
   Forest Oil
      8.000%, 12/15/11                                         100           100
   Frontier Oil
      6.625%, 10/01/11                                         150           142
   Helix Energy Solutions Group (A)
      9.500%, 01/15/16                                         100            93
   Linn Energy (A)
      9.875%, 07/01/18                                         100            87
   MarkWest Energy Partners,
      Ser B
      8.500%, 07/15/16                                         150           142
   Newfield Exploration
      6.625%, 09/01/14                                         150           135
   OPTI Canada
      7.875%, 12/15/14                                         100            88
   Pacific Energy Partners
      7.125%, 06/15/14                                         100            98
   Parker Drilling
      9.625%, 10/01/13                                         150           145
   Petroplus Finance (A)
      7.000%, 05/01/17                                         150           125
   Pioneer Natural Resources
      5.875%, 07/15/16                                         100            86
   Plains Exploration & Production
      7.750%, 06/15/15                                         150           138
      7.625%, 06/01/18                                         100            89
   Pride International
      7.375%, 07/15/14                                         100            96
   Regency Energy Partners
      8.375%, 12/15/13                                          65            59
   Southern Star Central
      6.750%, 03/01/16                                         100            92
   Southwestern Energy (A)
      7.500%, 02/01/18                                         100            97
   Swift Energy
      7.625%, 07/15/11                                         100            95
   Tesoro
      6.625%, 11/01/15                                         100            82
   Whiting Petroleum
      7.000%, 02/01/14                                         300           255

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 49
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Williams
      7.625%, 07/15/19                                $         50   $        49
      6.375%, 10/01/10 (A)                                     150           147
   Williams Partners
      7.250%, 02/01/17                                         100            93
                                                                     -----------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         3,510
                                                                     ===========
   PRINTING & PUBLISHING [2.0%]
   Dex Media (D)
      10.042%, 11/15/13                                        150            69
   Dex Media West, Ser B
      8.500%, 08/15/10                                         100            88
   Idearc (F)
      8.000%, 11/15/16                                         100            27
   MediMedia USA (A)
      11.375%, 11/15/14                                         50            49
   R.H. Donnelley
      11.750%, 05/15/15 (A)                                    168           103
      6.875%, 01/15/13                                           3             1
   Sheridan Group
      10.250%, 08/15/11                                        150           134
   Valassis Communications
      8.250%, 03/01/15                                         100            69
   Warner Music Group
      7.375%, 04/15/14                                         100            74
                                                                     -----------
   TOTAL PRINTING & PUBLISHING                                               614
                                                                     ===========
   RADIO [0.2%]
   XM Satellite Radio Holdings (A)
      13.000%, 08/01/13                                        100            59
                                                                     ===========
   REAL ESTATE INVESTMENT TRUSTS [0.4%]
   Host Marriott, Ser O
      6.375%, 03/15/15                                         150           122
                                                                     ===========
   RETAIL [3.8%]
   ACE Hardware (A)
      9.125%, 06/01/16                                         100            85
   Autonation (A)
      7.000%, 04/15/14                                         100            87
   Buffets (C)
      12.500%, 11/01/14                                        100             1
   Claire's Stores
      9.625%, 06/01/15                                         100            27
   Ferrellgas Partners (A)
      6.750%, 05/01/14                                         100            81
   Group 1 Automotive
      8.250%, 08/15/13                                         100            91

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Inergy
      8.250%, 03/01/16                                $        200   $       184
   Landry's Restaurants
      9.500%, 12/15/14                                         100            90
   Leslie's Poolmart
      7.750%, 02/01/13                                         100            85
   NPC International
      9.500%, 05/01/14                                         100            82
   Penske Auto Group
      7.750%, 12/15/16                                         100            72
   Rare Restaurant Group (A)
      9.250%, 05/15/14                                         100            70
   Sbarro
      10.375%, 02/01/15                                         50            34
   Sonic Automotive
      8.625%, 08/15/13                                          70            48
   Suburban Propane Partners
      6.875%, 12/15/13                                         100            89
   True Temper Sports
      8.375%, 09/15/11                                         150            84
                                                                     -----------
   TOTAL RETAIL                                                            1,210
                                                                     ===========
   RUBBER & PLASTIC [0.6%]
   Cooper Tire & Rubber
      8.000%, 12/15/19                                         100            76
   Cooper-Standard Automotive
      8.375%, 12/15/14                                          50            32
   Goodyear Tire & Rubber
      9.000%, 07/01/15                                          98            97
                                                                     -----------
   TOTAL RUBBER & PLASTIC                                                    205
                                                                     ===========
   SEMI-CONDUCTORS [1.1%]
   Amkor Technology
      9.250%, 06/01/16                                         100            84
   Flextronics International
      6.250%, 11/15/14                                         100            84
   Freescale Semiconductor
      10.125%, 12/15/16                                        150            96
   Sensata Technologies
      8.000%, 05/01/14                                         100            85
                                                                     -----------
   TOTAL SEMI-CONDUCTORS                                                     349
                                                                     ===========
   STEEL & STEEL WORKS [1.6%]
   AK Steel
      7.750%, 06/15/12                                         150           144
   ArcelorMittal USA
      6.500%, 04/15/14                                         150           152

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 50
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Gerdau Ameristeel
      10.375%, 07/15/11                               $        100   $       103
   Ryerson (A)
      12.000%, 11/01/15                                         75            64
   Steel Dynamics
      7.375%, 11/01/12                                          50            46
                                                                     -----------
   TOTAL STEEL & STEEL WORKS                                                 509
                                                                     ===========
   TELEPHONES & TELECOMMUNICATIONS [5.5%]
   American Tower
      7.125%, 10/15/12                                         150           148
   Broadview Networks Holdings
      11.375%, 09/01/12                                        100            77
   Centennial Communications
      10.125%, 06/15/13                                        100            99
      8.125%, 02/01/14                                          50            49
   Cincinnati Bell
      8.375%, 01/15/14                                         150           130
   Citizens Communications
      7.125%, 03/15/19                                         150           119
   Fairpoint Communications (A)
      13.125%, 04/01/18                                        100            91
   MetroPCS Wireless
      9.250%, 11/01/14                                         100            93
   Nordic Telephone (A)
      8.875%, 05/01/16                                          50            46
   Qwest
      7.625%, 06/15/15                                         289           251
   Radio One
      8.875%, 07/01/11                                         100            82
   Rogers Wireless
      9.625%, 05/01/11                                         100           107
      7.250%, 12/15/12                                          50            51
   Sprint Capital
      8.375%, 03/15/12                                         150           135
   Time Warner Telecom Holdings
      9.250%, 02/15/14                                         100            93
   Virgin Media Finance
      9.125%, 08/15/16                                         150           126
   West
      11.000%, 10/15/16                                         55            40
                                                                     -----------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                   1,737
                                                                     ===========

                                                          FACE
                                                      AMOUNT (000)
DESCRIPTION                                              /SHARES     VALUE (000)
---------------------------------------------------   ------------   -----------
   TRANSPORTATION SERVICES [2.1%]
   Kansas City Southern Railway
      8.000%, 06/01/15                                $        100   $        98
   Navios Maritime Holdings
      9.500%, 12/15/14                                         100            92
   Pegasus Solutions (A)
      10.500%, 04/15/15                                        100            69
   Ship Finance International
      8.500%, 12/15/13                                         200           194
   Stena
      7.000%, 12/01/16                                         150           141
   Swift Transportation (A)(B)
      10.554%, 05/15/15                                        200            62
                                                                     -----------
   TOTAL TRANSPORTATION SERVICES                                             656
                                                                     ===========
   WASTE DISPOSAL [1.3%]
   Allied Waste North America, Ser B
      7.125%, 05/15/16                                         225           210
   Waste Services
      9.500%, 04/15/14                                         100            98
   WCA Waste
      9.250%, 06/15/14                                         100            94
                                                                     -----------
   TOTAL WASTE DISPOSAL                                                      402
                                                                     ===========
      TOTAL CORPORATE BONDS
         (Cost $ 36,885)                                                  30,538
                                                                     ===========
COMMON STOCK [0.2%]
      BROADCASTING & CABLE [0.2%]
      Olympus* (E) (F)                                       8,500             9
      Time Warner Cable, Cl A*                               1,967            48
                                                                     -----------
      TOTAL BROADCASTING & CABLE                                              57
                                                                     ===========
      BUILDING & CONSTRUCTION SUPPLIES [0.0%]
      Dayton Superior*                                         149            --
                                                                     ===========
      PAPER & FOREST PRODUCTS [0.0%]
      Tembec*                                                5,625            14
                                                                     ===========

         TOTAL COMMON STOCK
            (Cost $221)                                                       71
                                                                     ===========

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 51
schedule of investments

SEPTEMBER 30, 2008

HIGH YIELD BOND FUND (CONCLUDED)

DESCRIPTION                                              SHARES      VALUE (000)
---------------------------------------------------   ------------   -----------
   CASH EQUIVALENTS [0.4%]
   Evergreen Select Money Market Fund,
      Institutional Class, 2.790%**                         53,112   $        53
   Fidelity Institutional Domestic Money Market
      Portfolio,  Cl I, 2.660%**                            53,112            53
                                                                     -----------
         TOTAL CASH EQUIVALENTS
            (Cost $106)                                                      106
                                                                     ===========

         TOTAL INVESTMENTS [97.7%]
            (Cost $37,212)                                           $    30,715
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $31,447 ($ THOUSANDS).

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES ARE DEEMED LIQUID. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. ON SEPTEMBER 30, 2008, THE VALUE OF THESE SECURITIES AMOUNTED TO $5,097
     (000), REPRESENTING 16.2% OF THE NET ASSETS OF THE FUND.

(B) FLOATING RATE SECURITY -- THE RATE REPORTED IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

(C) IN DEFAULT ON INTEREST PAYMENTS. RATE SHOWN REPRESENTS THE LAST COUPON RATE PRIOR TO DEFAULT.

(D) STEP BOND -- THE RATE REPORTED IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.

(E)  SECURITY IS FAIR VALUED.

(F)  SECURITY IS CONSIDERED ILLIQUID.

CL  -- CLASS
MTN -- MEDIUM TERM NOTE
SER -- SERIES

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 52
schedule of investments

SEPTEMBER 30, 2008

PRIME MONEY MARKET FUND

TYPE OF SECURITY WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

Commercial Paper                     34.3%
Short-Term Investments               24.2%
Certificates of Deposit              19.8%
U.S. Government Agency Obligations   10.8%
Corporate Bonds                      10.0%
Municipal Bond                        0.9%

*    Percentages are based on total investments.


                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
COMMERCIAL PAPER (A) [34.3%]
   BANKS [17.0%]
   ANZ National International (B)
      2.830%, 11/19/08                                $     50,000   $    49,810
   Bank of America (B)
      2.970%, 03/11/09                                      50,000        50,000
   Bayerische Landesbank
      3.019%, 11/12/08                                      50,000        49,826
   HSBC USA
      2.634%, 10/08/08                                      50,000        49,975
   Landesbank Baden-Wuerttemberg
      2.983%, 10/29/08                                      50,000        49,885
   UBS Finance Delaware
      2.820%, 10/16/08                                      50,000        49,942
   Wells Fargo Bank
      2.570%, 10/27/08                                      50,000        50,000
   Westpac Banking
      2.933%, 01/02/09                                      40,000        40,000
                                                                     -----------
   TOTAL BANKS                                                           389,438
                                                                     ===========
   FINANCIAL SERVICES [8.7%]
   AIG Funding
      3.046%, 12/09/08                                      50,000        49,713
   General Elelctric Capital
      2.625%, 10/30/08                                      50,000        49,896
   Rabobank USA Financial
      2.678%, 12/03/08                                      50,000        49,767
   Toyota Motor Credit
      2.674%, 12/29/08                                      50,000        49,672
                                                                     -----------
   TOTAL FINANCIAL SERVICES                                              199,048
                                                                     ===========
   SECURITY BROKERS & DEALERS [8.6%]
   Citigroup Funding
      3.149%, 03/03/09                                      50,000        49,341
   ING US Funding
      3.052%, 03/10/09                                      50,000        49,332
   JPMorgan Chase
      2.689%, 12/17/08                                      50,000        49,717

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Morgan Stanley
      2.763%, 10/28/08                                $     50,000   $    49,897
                                                                     -----------
   TOTAL SECURITY BROKERS & DEALERS                                      198,287
                                                                     ===========
         TOTAL COMMERCIAL PAPER
            (Cost $786,773)                                              786,773
                                                                     ===========
   U.S. GOVERNMENT AGENCY OBLIGATIONS [10.8%]
   FHLB DN (C)
      2.202%, 10/06/08                                      50,000        49,985
      2.323%, 10/10/08                                      50,000        49,971
      2.131%, 12/09/08                                      50,000        49,797
      2.172%, 12/15/08                                      50,000        49,775
      3.863%, 12/23/08                                      47,729        47,319
                                                                     -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Cost $246,847)                                              246,847
                                                                     ===========
CORPORATE BONDS [10.1%]
   BANKS [6.6%]
   Barclays (D)
      2.778%, 02/05/09                                      50,000        50,000
   National Australian Bank,
      MTN (B) (D)
      3.009%, 02/19/09                                      50,000        50,000
   US Bank, MTN (D)
      2.588%, 06/15/09                                      50,000        50,000
                                                                     -----------
   TOTAL BANKS                                                           150,000
                                                                     ===========
   FINANCIAL SERVICES [2.9%]
   American Honda,
      MTN (B) (D)
      2.924%, 02/05/09                                      35,000        35,000
   John Deere Capital, MTN
      4.625%, 04/15/09                                      32,000        32,229
                                                                     -----------
   TOTAL FINANCIAL SERVICES                                               67,229
                                                                     ===========
   SECURITY BROKERS & DEALERS [0.6%]
   Credit Suisse USA
      3.875%, 01/15/09                                      13,041        13,056
                                                                     ===========
         TOTAL CORPORATE BONDS
            (Cost $230,285)                                              230,285
                                                                     ===========

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 53
schedule of investments

SEPTEMBER 30, 2008

PRIME MONEY MARKET FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
MUNICIPAL BOND [0.8%]
   CALIFORNIA [0.8%]
   County of Los Angeles
      California, Ser C, RB, MBIA
      3.836%, 06/30/09                                $     20,000   $    19,438
                                                                     -----------
         TOTAL MUNICIPAL BOND
            (Cost $19,438)                                                19,438
                                                                     ===========
   CERTIFICATES OF DEPOSIT [19.8%]
   Bank of Ireland
      3.477%, 01/26/09                                      50,000        50,000
   Bank of Nova Scotia
      2.690%, 11/06/08                                      50,000        50,001
   Banque Nationale de Paris
      2.700%, 10/08/08                                      50,000        50,000
   Calyon
      3.130%, 02/18/09                                      50,000        50,004
   Depfa Bank
      3.140%, 02/19/09                                      50,000        50,002
   Deutsche Bank
      2.550%, 11/05/08                                      50,000        50,000
   Dexia Credit
      2.830%, 10/29/08                                      50,000        50,000
   Natixis
      3.050%, 01/06/09                                      50,000        50,000
   Toronto Dominion Bank
      2.610%, 10/20/08                                      53,500        53,504
                                                                     -----------
         TOTAL CERTIFICATES OF DEPOSIT
            (Cost $453,511)                                              453,511
                                                                     ===========
   CASH EQUIVALENT [0.0%]
   Goldman Sachs Financial
      Square Funds - Government
      Fund, 2.040%*                                        157,498           158
                                                                     -----------
         TOTAL CASH EQUIVALENT
            (Cost $158)                                                      158
                                                                     ===========

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   REPURCHASE AGREEMENTS (E) [24.2%]
   Banc of America
      1.400%, dated 09/30/08, repurchased on
      10/01/08, repurchase price $125,004,861
      (collateralized by U.S. Government agency
      obligations, ranging in par value,
      $10,523,000-$117,812,000, 2.311%-2.679%,
      11/19/08-12/31/08; with total market value
      $127,500,205)                                   $    125,000   $   125,000
   Barclays
      1.500%, dated 09/30/08, repurchased on
      10/01/08, repurchase price $178,307,429
      (collateralized by a Freddie Mac
      obligation, par value, $182,081,000,
      5.815%, 03/17/23; with total market value
      $181,866,119)                                        178,300       178,300
   Deutsche Bank
      2.000%, dated 09/30/08, repurchased on
      10/01/08, repurchase price $125,006,944
      (collateralized by U.S. Government agency
      obligations, ranging in par value,
      $16,304,000-$75,790,000, 0.514%-4.000%,
      10/07/08-01/28/13; with total market value
      $127,500,655)                                        125,000       125,000
   JPMorgan Chase
      1.500%, dated 09/30/08, repurchased on
      10/01/08, repurchase price $125,005,208
      (collateralized by U.S. Government agency
      obligations, ranging in par value,
      $15,795,000-$76,160,000, 2,922%-5.170%,
      02/09/09-07/15/11; with total market value
      $127,501,616)                                        125,000       125,000
                                                                     -----------
         TOTAL REPURCHASE AGREEMENTS
            (Cost $553,300)                                              553,300
                                                                     ===========

         TOTAL INVESTMENTS [100.0%]
            (Cost $2,290,312)                                        $ 2,290,312
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 54
schedule of investments

SEPTEMBER 30, 2008

PRIME MONEY MARKET FUND (CONCLUDED)

DESCRIPTION

PERCENTAGES ARE BASED ON NET ASSETS OF $2,290,646 ($ THOUSANDS).

*    THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A)  THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES ARE DEEMED LIQUID.THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.ON SEPTEMBER 30, 2008,THE VALUE OF THESE SECURITIES AMOUNTED TO $184,810
     (000), REPRESENTING 8.1% OF THE NET ASSETS OF THE FUND.

(C) ZERO COUPON SECURITY -- THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(D) FLOATING RATE SECURITY -- THE RATE REPORTED IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

(E)  TRI-PARTY REPURCHASE AGREEMENT.

DN   -- DISCOUNT NOTE
FHLB -- FEDERAL HOME LOAN BANK
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
MTN  -- MEDIUM TERM NOTE
RB   -- REVENUE BOND
SER  -- SERIES

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 55
schedule of investments

SEPTEMBER 30, 2008

GOVERNMENT MONEY MARKET FUND

TYPE OF SECURITY WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

U.S. Government Agency Obligations   66.9%
Repurchase Agreements                33.1%

*    Percentages are based on total investments.

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS [67.8%]
   FAMC DN (A)
      2.092%, 10/14/08                                $     50,000   $    49,963
   FHLB
      2.200%, 10/09/08                                      49,475        49,475
      5.250%, 12/24/08                                      40,000        40,190
      2.500%, 01/22/09                                      50,000        50,021
      3.250%, 02/02/09                                      50,000        50,000
      3.050%, 06/18/09                                      30,000        30,000
      2.900%, 06/30/09                                      30,000        30,000
      2.800%, 09/24/09                                      30,000        30,000
      3.000%, 09/25/09                                      37,710        37,710
   FHLB DN (A)
      2.075%, 10/01/08                                     100,000       100,000
      2.287%, 10/02/08                                      50,000        49,997
      2.019%, 10/03/08                                     100,000        99,989
      2.202%, 10/06/08                                      50,000        49,985
      2.152%, 10/07/08                                      33,926        33,914
      2.323%, 10/10/08                                      50,000        49,971
      2.349%, 10/15/08                                      50,000        49,954
      2.002%, 10/16/08                                      50,000        49,958
      2.330%, 10/17/08                                      50,000        49,948
      2.510%, 10/20/08                                      50,000        49,934
      2.379%, 10/21/08                                      50,000        49,934
      2.400%, 10/27/08                                      50,000        49,914
      2.465%, 10/29/08                                      50,000        49,905
      2.440%, 10/31/08                                      75,000        74,848
      2.450%, 11/03/08                                      50,000        49,888
      2.456%, 11/07/08                                      50,000        49,875
      2.157%, 11/21/08                                      50,000        49,848
      2.596%, 11/24/08                                      50,000        49,806
      2.525%, 11/25/08                                      75,000        74,712
      2.612%, 11/26/08                                      50,000        49,798
      2.536%, 12/01/08                                      75,000        74,680
      2.309%, 12/02/08                                      45,000        44,822
      2.546%, 12/03/08                                      75,000        74,668
      2.172%, 12/15/08                                      50,000        49,775
      2.111%, 12/16/08                                      50,000        49,778
      2.172%, 12/17/08                                      60,934        60,652
      2.818%, 12/18/08                                      50,000        49,697
      3.025%, 01/05/09                                      50,000        49,600
      3.025%, 01/06/09                                      50,000        49,596
   FHLMC, MTN
      2.300%, 04/01/09                                      33,760        33,753
      2.450%, 04/09/09                                      50,000        50,000

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   FHLMC DN (A)
      2.410%, 10/22/08                                $     50,000   $    49,930
      3.522%, 11/10/08                                      50,000        49,810
   FNMA DN (A)
      2.411%, 10/06/08                                      50,000        49,983
      2.411%, 10/07/08                                      50,000        49,980
      2.412%, 10/08/08                                      50,000        49,977
      2.371%, 10/28/08                                      50,000        49,912
                                                                     -----------
         TOTAL U.S. GOVERNMENT AGENCY
            OBLIGATIONS
            (Cost $2,386,150)                                          2,386,150
                                                                     ===========
REPURCHASE AGREEMENTS (B) [33.6%]
   Bank of America
      1.400%, dated 09/30/08,
      repurchased on 10/01/08,
      repurchase price $250,009,722
      (collateralized by U.S.
      Government agency
      obligations, ranging in
      par value, $52,815,000-
      $203,790,000, 2.500%-
      2.906%, 01/05/09-03/17/09;
      with total market value
      $255,001,106)                                        250,000       250,000
   Barclays
      1.500%, dated 09/30/08,
      repurchased on 10/01/08,
      repurchase price $380,515,854
      (collateralized by U.S.
      Government agency
      obligations, ranging in
      par value, $60,620,000-
      $250,000, 000,2.924%-
      5.500%, 05/29/09-04/03/18;
      with total market value
      $388,110,389)                                        380,500       380,500
   Deutsche Bank
      2.000%, dated 09/30/08,
      repurchased on 10/01/08,
      repurchase price $225,012,500
      (collateralized by U.S.
      Government agency
      obligations, ranging in
      par value, $2,687,000-
      $95,441,000, 0.348%-
      5.000%, 10/20/08--01/30/14;
      with total market value
      $229,500,000)                                        225,000       225,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 56
schedule of investments

SEPTEMBER 30, 2008

GOVERNMENT MONEY MARKET FUND (CONCLUDED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
  JPMorgan Chase
     1.500%, dated 09/30/08,
     repurchased on 10/01/08,
     repurchase price $125,005,208
     (collateralized by U.S.
     Government agency
     obligations,ranging in
     par value,$5,000-$50,138,000,
     0.600%-9.375%, 10/15/18-
     04/15/30; with total market
     value $127,500,969)                              $    125,000   $   125,000
  UBS Warburg
     0.950%, dated 09/30/08,
     repurchased on 10/01/08,
     repurchase price $200,005,278
     (collateralized by U.S.
     Government agency
     obligations, ranging in
     par value, $44,881,000-
     $155,340,000, 0.000%-
     4.250%, 10/06/08-08/15/14;
     with total market value
     $204,002,957)                                         200,000       200,000
                                                                     -----------
        TOTAL REPURCHASE AGREEMENTS
           (Cost $1,180,500)                                           1,180,500
                                                                     ===========

        TOTAL INVESTMENTS [101.4%]
           (Cost $3,566,650)                                         $ 3,566,650
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $3,516,356 ($ THOUSANDS).

(A) ZERO COUPON SECURITY. THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B)  TRI-PARTY REPURCHASE AGREEMENT.

DN    -- DISCOUNT NOTE
FAMC  -- FEDERAL AGRICULTURAL MORTGAGE CORPORATION
FHLB  -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA  -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN   -- MEDIUM TERM NOTE

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 57
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT MONEY MARKET FUND

ISSUER INDUSTRY WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

General Obligation       19.4%
Education                17.2%
General Revenue          14.3%
Industrial Development   10.9%
Water                    10.4%
Power                     9.9%
Utilities                 6.7%
Transportation            5.1%
Healthcare                3.1%
Public Facilities         2.7%
Equipment                 0.3%

*    Percentages based on total investments.

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
MUNICIPAL BONDS [86.4%]
   CALIFORNIA [76.3%]
   ABAG, Finance Authority for
      Non-Profit Corporations,
      Public Policy Institute,
      Ser A, RB (A) (B) (C)
      8.000%, 11/01/31                                $      2,870   $     2,870
   ABAG, Finance Authority for
      Non-Profit Corporations,
      Ser C, COP (A) (B) (C)
      5.050%, 10/01/27                                       7,820         7,820
   ABAG, Finance Authority for
      Non-Profit Corporations,
      Ser D, COP (A) (B) (C)
      5.050%, 10/01/27                                       6,310         6,310
   Bay Area Toll Authority,
      RB (B) (C)
      7.750%, 04/01/45                                       5,000         5,000
   California Educational
      Facilities Authority,
      Ser B, RB (B) (C)
      7.000%, 01/01/54                                       6,000         6,000
   California Infrastructure &
      Economic Development
      Bank, Ser A, RB (A) (B) (C)
      3.950%, 07/01/38                                       9,900         9,900
   California Infrastructure &
      Economic Development
      Bank, Ser C, RB (A) (B) (C)
      7.050%, 07/01/34                                       6,000         6,000
   California State, Bay Area Toll
      Authority, San Francisco
      Bay Area Project,
      Ser A-1, RB (B) (C)
      7.660%, 04/01/45                                      12,000        12,000

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   California State, Community
      College Financing Authority,
      Ser A,TRAN
      3.500%, 06/30/09                                $     10,000   $    10,128
   California State, Daily
      Kindergarten University
      Project, Ser A-3,
      GO (A) (B) (C)
      6.250%, 05/01/34                                       5,000         5,000
   California State, Daily
      Kindergarten University
      Project, Ser B-3,
      GO (A) (B) (C)
      5.050%, 05/01/34                                       1,200         1,200
   California State, Department
      of Water Resource & Power,
      Ser B-4, RB (A) (B) (C)
      5.000%, 05/01/22                                      11,900        11,900
   California State, Department
      of Water Resource & Power,
      Ser C-15, RB (A) (B) (C)
      7.000%, 05/01/22                                       5,000         5,000
   California State, Department
      of Water Resource & Power,
      Ser C-7, RB, FSA (B) (C)
      7.500%, 05/01/22                                      14,925        14,925
   California State, Department
      of Water Resource & Power,
      Sub-Ser F-2, RB (A) (B) (C)
      3.650%, 05/01/20                                      10,000        10,000
   California State, Department
      of Water Resource & Power,
      Sub-Ser I-1, RB (A) (B) (C)
      3.950%, 05/01/22                                      11,500        11,500
   California State, Economic
      Development Financing
      Authority, KQED
      Incorporated Project,
      RB (A) (B) (C)
      7.300%, 04/01/20                                       1,335         1,335
   California State, Economic
      Recovery Authority,
      Ser C-1, GO (B) (C)
      6.250%, 07/01/23                                      21,470        21,470
   California State, Economic
      Recovery Authority,
      Ser C-16, GO, FSA (B) (C)
      8.000%, 07/01/23                                      14,250        14,250
   California State, Economic
      Recovery Authority,
      Ser C-4, GO (B) (C)
      3.750%, 07/01/23                                      16,080        16,080

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 58
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   California State, Educational
      Facilities Authority, Chapman
      University Project,
      RB (A) (B) (C)
      7.300%, 12/01/30                                $      1,000   $     1,000
   California State, Educational
      Facilities Authority, Pitzer
      College Project,
      Ser B, RB (A) (B) (C)
      7.000%, 04/01/45                                       3,215         3,215
   California State, Educational
      Facilities Authority,
      University of San Francisco
      Project, RB (A) (B) (C)
      7.200%, 05/01/30                                       5,000         5,000
   California State, GO
      Pre-Refunded @ 100 (D)
      5.100%, 02/01/09                                       6,000         6,063
   California State, Infrastructure
      & Economic Authority,
      J Paul Getty Trust Project,
      Ser B, RB (B) (C)
      3.950%, 05/01/16                                       8,210         8,210
   California State, Infrastructure
      & Economic Authority,
      J Paul Getty Trust Project,
      Ser B, RB (B) (C)
      3.750%, 04/01/33                                      13,425        13,425
   California State, Infrastructure
      & Economic Authority,
      J Paul Getty Trust Project,
      Ser D, RB (B) (C)
      3.750%, 04/01/33                                       3,700         3,700
   California State, Ser A-1,
      GO (A) (B) (C)
      6.250%, 05/01/33                                       5,000         5,000
   California State, Ser A-2,
      GO (A) (B) (C)
      5.000%, 05/01/33                                      21,050        21,050
   California State, Ser A-3,
      GO (A) (B) (C)
      5.050%, 05/01/33                                      11,100        11,100
   California State, Ser B,
      Sub-Ser B-6,
      GO (A) (B) (C)
      3.650%, 05/01/40                                      16,480        16,480
   California State, Ser B,
      Sub-Ser B-7,
      GO (A) (B) (C)
      3.650%, 05/01/40                                      18,175        18,175
   California State, Ser B-1,
      GO (A) (B) (C)
      7.650%, 05/01/33                                       7,000         7,000

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   California State, Ser C-2,
      GO (A) (B) (C)
      7.850%, 05/01/33                                $      7,700   $     7,700
   California State, Sub-Ser B-3,
      GO (A) (B) (C)
      8.500%, 05/01/40                                       3,145         3,145
   California State, Sub-Ser B-4,
      GO (A) (B) (C)
      8.000%, 05/01/40                                       6,880         6,880
   California State, Weekly
      Kindergarten University
      Project, Ser A-7,
      GO (A) (B) (C)
      7.000%, 05/01/34                                       2,695         2,695
   California State, Weekly
      Kindergarten University
      Project, Ser A-8,
      GO (A) (B) (C)
      6.500%, 05/01/34                                      20,600        20,600
   California State, Weekly
      Kindergarten University
      Project, Ser B-5,
      GO (A) (B) (C)
      7.600%, 05/01/34                                      12,725        12,725
   California Statewide,
      Communities Development
      Authority, Masters
      College Project,
      RB (A) (B) (C)
      7.050%, 02/01/37                                       3,000         3,000
   California Statewide,
      Communities Development
      Authority, Park Century
      School Project,
      RB (A) (B) (C)
      7.050%, 11/01/32                                       4,000         4,000
   East Bay, Municipal Utilities
      District Authority, Sub-Ser A,
      RB, FSA (B) (C)
      7.800%, 06/01/25                                      10,310        10,310
   East Bay, Municipal Utilities
      District Authority, Sub-Ser
      A-1, RB (B) (C)
      8.500%, 06/01/38                                      10,000        10,000
   East Bay, Municipal Utilities
      District Authority, Sub-Ser
      C1, RB (B) (C)
      7.600%, 06/01/26                                       7,355         7,355
   East Bay, Municipal Utilities
      District Authority, Sub-Ser
      C2, RB (B) (C)
      8.000%, 06/01/26                                       5,000         5,000

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 59
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   East Bay, Municipal Utilities
      District Authority, Sub-Ser
      C3, RB (B) (C)
      8.000%, 06/01/26                                $      2,775   $     2,775
   Glendale, Police Building
      Project, COP (B) (C)
      7.750%, 06/01/30                                      13,800        13,800
   Irvine, Ser B, RB (A) (B) (C)
      4.250%, 09/02/30                                       1,382         1,382
   Irvine Ranch,Water District,
      Ser B, GO (A) (B) (C)
      4.000%, 05/01/37                                       5,000         5,000
   Irvine, Improvement Board,
      Act 1915 Project, District
      #03-19, Ser A,
      SAB (A) (B) (C)
      4.750%, 09/02/29                                       9,388         9,388
   Irvine, Improvement Board,
      Act 1915 Project, District
      #04-20, Ser A, RB (A) (B) (C)
      4.750%, 09/02/30                                       6,760         6,760
   Irvine, Improvement Board,
      Act 1915 Project, District
      #05-21, Ser A, RB (A) (B) (C)
      4.250%, 09/02/31                                      19,430        19,430
   Irvine, Improvement Board,
      Act 1915 Project, District
      #07-22, Ser A, RB (A) (B) (C)
      4.250%, 09/02/32                                       9,950         9,950
   Irvine, Improvement Board,
      Act 1915 Project, District
      #87-8, SAB (A) (B) (C)
      4.750%, 09/02/24                                       5,889         5,889
   Irvine, Improvement Board,
      Act 1915 Project, District
      #89-10, SAB (A) (B) (C)
      4.750%, 09/02/15                                       4,905         4,905
   Irvine, Improvement Board,
      Act 1915 Project, District
      #97-17, SAB (A) (B) (C)
      4.750%, 09/02/23                                       7,150         7,150
   Kern County,TRAN
      3.000%, 06/30/09                                      14,000        14,146
   Los Angeles,TRAN
      3.000%, 06/30/09                                      11,000        11,117
   Los Angeles County, Ser
      A,TRAN
      3.000%, 06/30/09                                      20,000        20,210
   Los Angeles Unified School
      District, Ser A,TRAN
      3.000%, 07/30/09                                      13,000        13,157

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Los Angeles, Department of
      Water & Power, Sub-Ser
      B-1, RB (B) (C)
      7.700%, 07/01/35                                $      7,000   $     7,000
   Los Angeles, Department of
      Water & Power, Sub-Ser
      B-2, RB (B) (C)
      4.500%, 07/01/35                                      20,250        20,250
   Los Angeles, Unified School
      District, Ser A-1,TRAN
      4.000%, 12/29/08                                      17,500        17,535
   Los Angeles,Wastewater Systems
      Authority, Sub-Ser F-2,
      RB (A) (B) (C)
      7.050%, 06/01/32                                       7,000         7,000
   Los Angeles,Water & Power
      Resource Authority, Power
      System Project,
      Sub-Ser A-7, RB (B) (C)
      7.670%, 07/01/35                                       5,000         5,000
   Los Angeles,Water & Power
      Resource Authority, Sub-Ser
      B-1, RB (B) (C)
      6.000%, 07/01/34                                       3,500         3,500
   Los Angeles,Water & Power
      Resource Authority, Sub-Ser
      B-2, RB (B) (C)
      7.000%, 07/01/34                                      12,600        12,600
   Los Angeles,Water & Power
      Resource Authority, Sub-Ser
      B-3, RB (B) (C)
      3.750%, 07/01/34                                      19,850        19,850
   Los Angeles,Water & Power
      Resource Authority, Sub-Ser
      B-6, RB (B) (C)
      4.000%, 07/01/34                                      12,600        12,600
   Metropolitan Water District
      of Southern California,
      Ser B-2, RB (B) (C)
      6.250%, 07/01/28                                       1,900         1,900
   Oakland, Capital Equipment
      Project, COP (A) (B) (C)
      7.780%, 12/01/15                                       3,300         3,300
   Oakland-Alameda County,
      Coliseum Project, Ser C-1,
      RB (A) (B) (C)
      7.750%, 02/01/25                                      15,000        15,000
   Orange County, Sanitation
      District Authority, Ser A,
      COP (B) (C)
      4.250%, 08/01/29                                      10,420        10,420

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 60
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Orange County, Sanitation
      District Authority, Ser B,
      COP (B) (C)
      4.250%, 08/01/30                                $     10,240   $    10,240
   Orange County,Water District
      Authority, Ser A,
      COP (B) (C)
      7.630%, 08/01/42                                       2,800         2,800
   Pasadena, Public Financing
      Authority, Rose Bowl
      Refinancing & Improvement
      Project, RB (A) (B) (C)
      8.500%, 12/01/23                                      17,425        17,425
   Riverside County, Public
      Facilities Authority, Ser C,
      COP (A) (B) (C)
      7.700%, 12/01/15                                      13,500        13,500
   Sacramento County, Sanitation
      District Authority, Sub-Ser B,
      RB (B) (C)
      4.250%, 12/01/37                                       6,000         6,000
   Sacramento County, Sanitation
      District Authority, Sub-Ser E,
      RB (A) (B) (C)
      7.700%, 12/01/40                                       6,500         6,500
   San Diego County, Museum
      of Art Project, COP (A) (B) (C)
      7.050%, 09/01/30                                       1,400         1,400
   San Diego County, Regional
      Transportation Commission,
      Ser B, RB (B) (C)
      7.250%, 04/01/38                                      13,650        13,650
   San Diego County, Regional
      Transportation Commission,
      Ser C, RB (B) (C)
      7.900%, 04/01/38                                       5,000         5,000
   San Francisco (City & County),
      Unified School District,
      TRAN
      4.000%, 11/14/08                                       4,000         4,003
   San Francisco Bay, Area Transit
      Financing Authority, RB,
      FGIC Pre-Refunded @
      101 (D)
      5.500%, 07/01/09                                       5,000         5,200
   San Jose, Redevelopment Agency,
      Merged Area Redevelopment
      Project, Ser A, RB (A) (B) (C)
      7.630%, 07/01/26                                       7,450         7,450
   Santa Clara County, Financing
      Authority, Multiple Facilities
      Projects, Ser M, RB (A) (B) (C)
      7.300%, 05/15/35                                      17,105        17,105

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Santa Clara County, Financing
      Authority,VMC Facility
      Replacement Project, Ser B,
      RB (B) (C)
      8.000%, 11/15/25                                $     13,475   $    13,475
   Santa Clara Valley,Transportation
      Authority, Ser C, RB (B) (C)
      7.720%, 04/01/36                                       8,000         8,000
   Santa Clara Valley,Transportation
      Authority, Ser D, RB (B) (C)
      6.250%, 04/01/36                                       6,000         6,000
   Santa Clara, Electric Authority,
      Sub-Ser B, RB (A) (B) (C)
      7.970%, 07/01/27                                       5,000         5,000
   Santa Cruz County,TRAN
      3.000%, 07/06/09                                       5,000         5,051
   Southern California,
      Metropolitan Water
      District Authority, Ser A,
      RB (B) (C)
      7.720%, 07/01/25                                       3,600         3,600
   Southern California,
      Metropolitan Water
      District Authority, Ser B,
      RB (B) (C)
      6.000%, 07/01/27                                       4,200         4,200
   Southern California,
      Metropolitan Water
      District Authority, Ser C-1,
      RB (B) (C)
      6.250%, 07/01/30                                       5,700         5,700
   Southern California,
      Metropolitan Water
      District Authority, Ser C-3,
      RB (B) (C)
      7.670%, 07/01/30                                       8,375         8,375
   Southern California,
      Metropolitan Water
      District Authority,Water
      Works Authorization Project,
      Ser B, RB (B) (C)
      6.000%, 07/01/28                                      10,135        10,135
   Southern California, Public
      Power Authority, Southern
      Transmission Project, Ser A,
      RB, FSA (B) (C)
      8.500%, 07/01/23                                       6,000         6,000
   State of California, GO
      Pre-Refunded @ 101 (D)
      5.000%, 08/01/09                                       1,000         1,038

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 61
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Turlock, Irrigation District, Capital
      Improvement & Refunding
      Project, COP (A) (B) (C)
      4.000%, 01/01/31                                $      4,760   $     4,760
   Tustin, Improvement Board Act,
      Reassessment District No.
      95-2-A, Ser A, SAB (A) (B) (C)
      5.500%, 09/02/13                                       8,050         8,050
   University of California,
      Regents Medical Center,
      Ser B-1, RB (B) (C)
      4.000%, 05/15/32                                       4,660         4,660
   University of California,
      Regents Medical Center,
      Ser B-2, RB (B) (C)
      3.500%, 05/15/32                                       5,480         5,480
   University of California,
      Ser M, RB, FGIC
      Pre-Refunded @ 101 (D)
      5.125%, 09/01/09                                       7,850         8,181
   Ventura County,TRAN
      3.500%, 07/01/09                                      10,000        10,140
                                                                     -----------
   TOTAL CALIFORNIA                                                      900,648
                                                                     ===========
   CONNECTICUT [2.5%]
   Connecticut State, Health &
      Educational Facility Authority,
      Yale University
      Project, Ser V-1, RB (B) (C)
      3.750%, 07/01/36                                      15,000        15,000
   Connecticut State, Health &
      Educational Facility Authority,
      Yale University
      Project, Ser X-2, RB (B) (C)
      7.628%, 07/01/37                                       6,000         6,000
   Connecticut State, Health &
      Educational Facility Authority,
      Yale University
      Project, Ser Y-2, RB (B) (C)
      3.750%, 07/01/35                                       8,850         8,850
                                                                     -----------
   TOTAL CONNECTICUT                                                      29,850
                                                                     ===========
   ILLINOIS [1.0%]
   Illinois State, Development
      Finance Authority, Museum
      Contemporary Art Project,
      RB (A) (B) (C)
      7.950%, 02/01/29                                       2,300         2,300

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   Illinois State, Finance Authority,
      Northwestern Memorial
      Project, Sub-Ser B-1,
      RB (B) (C)
      4.250%, 08/15/38                                $      5,000   $     5,000
   Illinois State, Finance Authority,
      Northwestern University
      Project, Sub-Ser A,
      RB (B) (C)
      7.500%, 12/01/34                                       4,600         4,600
                                                                     -----------
   TOTAL ILLINOIS                                                         11,900
                                                                     ===========
   MASSACHUSETTS [2.4%]
   Massachusetts State, Development
      Finance Agency, Harvard
      University Project, Ser B-2,
      RB (B) (C)
      7.450%, 07/15/36                                       8,000         8,000
   Massachusetts State, Development
      Finance Agency, Harvard
      University Project, Ser HH,
      RB (B) (C)
      6.400%, 07/15/33                                       5,950         5,950
   Massachusetts State, Health &
      Educational Facilities
      Authority,Tufts University
      Project, Ser N-1,
      RB (B) (C)
      7.400%, 08/15/40                                      14,200        14,200
                                                                     -----------
   TOTAL MASSACHUSETTS                                                    28,150
                                                                     ===========
   MICHIGAN [0.5%]
   University of Michigan, Ser B,
      RB (B) (C)
      7.750%, 04/01/28                                       6,000         6,000
                                                                     ===========
   NEVADA [1.0%]
   Clark County, School District,
      Ser A, GO, FSA (B) (C)
      4.350%, 06/15/21                                      11,995        11,995
                                                                     ===========
   NEW HAMPSHIRE [0.4%]
   New Hampshire Health &
      Education Facilities Authority,
      Ser A, RB (B) (C)
      4.350%, 06/01/31                                       5,120         5,120
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 62
schedule of investments

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONCLUDED)

                                                          FACE
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
---------------------------------------------------   ------------   -----------
   NORTH CAROLINA [0.3%]
   North Carolina State,
      Educational Facilities Finance
      Agency, Charlotte Day
      School Project, RB (A) (B) (C)
      7.250%, 08/01/20                                $      2,915   $     2,915
                                                                     ===========
   TEXAS [1.6%]
   University of Texas, Ser A,
      RB (B) (C)
      7.680%, 08/15/13                                       4,695         4,695
   University of Texas, Ser B,
      RB (B) (C)
      7.750%, 08/01/33                                      13,600        13,600
                                                                     -----------
   TOTAL TEXAS                                                            18,295
                                                                     ===========
   VIRGINIA [0.4%]
   University of Virginia,
      Ser A, RB (B) (C)
      7.700%, 06/01/34                                       4,965         4,965
                                                                     ===========
         TOTAL MUNICIPAL BONDS
            (Cost $1,019,838)                                          1,019,838
                                                                     ===========
   COMMERCIAL PAPER [3.9%]
   California State, Regional
      Authority
      1.580%, 12/09/08                                       7,500         7,500
   California State, Educational
      Facilities Authority
      1.820%, 10/02/08                                      13,000        13,000
   Contra Costa, Water District
      Authority, Ser A
      1.250%, 10/14/08                                      10,150        10,150
   San Diego County, Water
      Authority
      1.500%, 02/04/09                                      15,000        15,000
                                                                     -----------
         TOTAL COMMERCIAL PAPER
            (Cost $45,650)                                                45,650
                                                                     ===========

         TOTAL INVESTMENTS [90.3%]
            (Cost $1,065,488)                                        $ 1,065,488
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $1,179,978 ($ THOUSANDS).

(A) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR BANK OR FINANCIAL INSTITUTION.

(B) FLOATING RATE SECURITY -- THE RATE REPORTED IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

(C) PUT AND DEMAND FEATURE -- THE DATE REPORTED IS THE FINAL MATURITY, NOT THE NEXT RESET OR PUT DATE.

(D)  PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

ABAG -- ASSOCIATION OF BAY AREA GOVERNMENTS
COP  -- CERTIFICATE OF PARTICIPATION
FSA  -- FINANCIAL SECURITY ASSISTANCE
GO   -- GENERAL OBLIGATION
RB   -- REVENUE BOND
SAB  -- SPECIAL ASSESSMENT BOND
SER  -- SERIES
TRAN -- TAX & REVENUE ANTICIPATION NOTE

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 63
statements of assets and liabilities (000)

SEPTEMBER 30, 2008

                                                               Large Cap     Large Cap     RCB Small
                                                                 Value        Growth          Cap       Opportunistic
                                                              Equity Fund   Equity Fund    Value Fund    Value Fund*
                                                              -----------   -----------   -----------   -------------
ASSETS:
   Cost of securities (including repurchase agreements)       $   101,488   $    41,889   $    32,402    $    50,990
                                                              -----------   -----------   -----------    -----------
   Investments in securities, at value                        $   100,376   $    42,675   $    25,097    $    45,887
   Repurchase agreements, at value                                     --            --           471             --
   Receivable for investment securities sold                        1,347           279            --             --
   Income receivable                                                  190            27            74             84
   Receivable for capital shares sold                                 120            19            12             --
   Deferred offering costs                                             --            --            --             18
   Prepaid expenses                                                     2             1             5             --
                                                              -----------   -----------   -----------    -----------
      Total Assets                                                102,035        43,001        25,659         45,989
                                                              -----------   -----------   -----------    -----------
LIABILITIES:
   Payable for investment securities purchased                      1,350           282           207            718
   Payable for capital shares redeemed                                384           241           181             --
   Payable for income distributions                                   141            23            --             --
   Investment adviser fees payable                                     54            24            19             18
   Shareholder servicing & distribution fees payable                   24            12            52             --
   Administrative fees payable                                          4             2             1              2
   Accrued expenses                                                     5             2            12              5
                                                              -----------   -----------   -----------    -----------
      Total Liabilities                                             1,962           586           472            743
                                                              -----------   -----------   -----------    -----------
   NET ASSETS                                                 $   100,073   $    42,415   $    25,187    $    45,246
                                                              -----------   -----------   -----------    -----------
NET ASSETS
   Paid-in Capital
      (unlimited authorization--$0.01 par value)              $   103,310   $    43,772   $    32,249    $    50,900
   Undistributed (distribution in excess of) net investment
      income                                                         (127)           10           436            174
   Accumulated net realized loss on investments                    (1,998)       (2,153)         (664)          (725)
   Net unrealized appreciation (depreciation) on investments       (1,112)          786        (6,834)        (5,103)
                                                              -----------   -----------   -----------    -----------
   NET ASSETS                                                 $   100,073   $    42,415   $    25,187    $    45,246
                                                              -----------   -----------   -----------    -----------
Institutional Class Shares ($Dollars):
   Net Assets                                                 $88,361,319   $31,074,220   $ 1,742,290    $        93
   Total shares outstanding at end of year                     10,710,529     4,208,734       106,125             10
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)                       $      8.25   $      7.38   $     16.42    $      9.31
Class N Shares ($Dollars):
   Net Assets                                                 $11,711,726   $11,340,543   $ 4,261,677    $     7,358
   Total shares outstanding at end of year                      1,421,895     1,551,973       264,081            790
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)                       $      8.24   $      7.31   $     16.14    $      9.31
Class E Shares ($Dollars):
   Net Assets                                                 $        --   $        --   $        --    $45,238,633
   Total shares outstanding at end of year                             --            --            --      4,863,172
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)                       $        --   $        --   $        --    $      9.30
Class R Shares ($Dollars):
   Net Assets                                                 $        --   $        --   $19,183,221    $        --
   Total shares outstanding at end of year                             --            --     1,188,052             --
   Net asset value and redemption price per share
      (net assets / shares outstanding)                       $        --   $        --   $     16.15    $        --
   Maximum offering price per share
      (net asset value / 96.50%)                              $        --   $        --   $     16.74    $        --

*    FUND COMMENCED OPERATIONS ON JUNE 26, 2008.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 64
statements of assets and liabilities (000)

SEPTEMBER 30, 2008

                                                                                                         California
                                                              Multi-Asset    Corporate     Government    Tax Exempt
                                                                 Fund*       Bond Fund     Bond Fund     Bond Fund
                                                              -----------   -----------   -----------   -----------
ASSETS:
   Cost of securities and affiliated investments              $    31,112   $    73,071   $    68,387   $    35,321
                                                              -----------   -----------   -----------   -----------
   Investments in securities, at value                        $    24,046   $    69,886   $    68,818   $    34,839
   Affiliated investments, at value                                 4,241            --            --            --
   Receivable for capital shares sold                                   9            48            55            55
   Income receivable                                                   76           800           394           493
   Prepaid expenses                                                    --             1             1            --
                                                              -----------   -----------   -----------   -----------
      Total Assets                                                 28,372        70,735        69,268        35,387
                                                              -----------   -----------   -----------   -----------
LIABILITIES:
   Payable for investment securities purchased                        800            --            --            --
   Payable for capital shares redeemed                                 --           182           216             6
   Payable for income distributions                                    99           192           154            56
   Investment adviser fees payable                                     12            24            18             4
   Shareholder servicing & distribution fees payable                    9            15            15             8
   Administrative fees payable                                          1             3             3             1
   Accrued expenses                                                     2             2             4             1
                                                              -----------   -----------   -----------   -----------
      Total Liabilities                                               923           418           410            76
                                                              -----------   -----------   -----------   -----------
   NET ASSETS                                                 $    27,449   $    70,317   $    68,858   $    35,311
                                                              -----------   -----------   -----------   -----------
NET ASSETS
   Paid-in Capital
      (unlimited authorization--$0.01 par value)              $    30,642   $    74,043   $    68,964   $    35,887
   Undistributed (distribution in excess of)
      net investment income                                             1             1            (1)           --
   Accumulated net realized loss on investments                      (369)         (542)         (536)          (94)
   Net unrealized appreciation (depreciation) on investments       (2,825)       (3,185)          431          (482)
                                                              -----------   -----------   -----------   -----------
   NET ASSETS                                                 $    27,449   $    70,317   $    68,858   $    35,311
                                                              -----------   -----------   -----------   -----------
Institutional Class Shares ($Dollars):
   Net Assets                                                 $10,741,010   $69,709,403   $66,097,357   $34,261,353
   Total shares outstanding at end of year                      1,107,311     7,143,231     6,357,337     3,405,700
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)                       $      9.70   $      9.76   $     10.40   $     10.06
Class N Shares ($Dollars):
   Net Assets                                                 $16,708,026   $   607,658   $ 2,761,065   $ 1,049,307
   Total shares outstanding at end of year                      1,723,386        62,223       264,994       104,024
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)                       $      9.69   $      9.77   $     10.42   $     10.09

*    FUND COMMENCED OPERATIONS ON OCTOBER 1, 2007.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 65
statements of assets and liabilities (000)

SEPTEMBER 30, 2008

                                                                                                               California
                                                                                               Government      Tax Exempt
                                                               High Yield     Prime Money     Money Market    Money Market
                                                               Bond Fund      Market Fund         Fund            Fund
                                                              -----------   --------------   --------------   ------------
ASSETS:
   Cost of securities (including repurchase agreements)       $    37,212   $    2,290,312   $    3,566,650   $  1,065,488
                                                              -----------   --------------   --------------   ------------
   Investments in securities, at value                        $    30,715   $    1,737,012   $    2,386,150   $  1,065,488
   Repurchase agreements, at value                                     --          553,300        1,180,500             --
   Receivable for investment securities sold                           --               --               --         43,110
   Receivable for capital shares sold                                   3               --               --             --
   Income receivable                                                  835            4,380            3,182          4,635
   Prepaid expenses                                                    --               53               88             14
   Cash                                                                 1               --              178         68,417
                                                              -----------   --------------   --------------   ------------
      Total Assets                                                 31,554        2,294,745        3,570,098      1,181,664
                                                              -----------   --------------   --------------   ------------
LIABILITIES:
   Payable for investment securities purchased                         --               --           50,000             --
   Payable for capital shares redeemed                                  3               --               --             --
   Payable for income distributions                                    73            2,495            1,482            926
   Investment adviser fees payable                                     17              490              694            189
   Shareholder servicing & distribution fees payable                   12              960            1,349            471
   Administrative fees payable                                          1               87              119             44
   Trustees' fees payable                                              --                3                6              2
   Accrued expenses                                                     1               64               92             54
                                                              -----------   --------------   --------------   ------------
      Total Liabilities                                               107            4,099           53,742          1,686
                                                              -----------   --------------   --------------   ------------
   NET ASSETS                                                 $    31,447   $    2,290,646   $    3,516,356   $  1,179,978
                                                              -----------   --------------   --------------   ------------
NET ASSETS:
   Paid-in Capital
      (unlimited authorization--$0.01 par value)              $    39,241   $    2,290,560   $    3,516,341   $  1,179,975
   Undistributed (distribution in excess of) net investment
      income                                                           57               (1)              (1)             2
   Accumulated net realized gain (loss) on investments             (1,354)              87               16              1
   Net unrealized depreciation on investments                      (6,497)              --               --             --
                                                              -----------   --------------   --------------   ------------
   NET ASSETS                                                 $    31,447   $    2,290,646   $    3,516,356   $  1,179,978
                                                              -----------   --------------   --------------   ------------
Institutional Class Shares ($Dollars):
   Net Assets                                                 $13,925,654   $  532,930,545   $  100,673,871   $157,426,904
   Total shares outstanding at end of year                      1,882,116      532,960,195      100,674,962    157,428,518
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)                       $      7.40   $         1.00   $         1.00   $       1.00
Class N Shares ($Dollars):
   Net Assets                                                 $17,520,867   $1,123,900,212   $3,006,935,107   $880,793,647
   Total shares outstanding at end of year                      2,368,057    1,123,931,789    3,006,920,369    880,793,866
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)                       $      7.40   $         1.00   $         1.00   $       1.00
Class S Shares ($ Dollars):
   Net Assets                                                 $        --   $  633,815,136   $  408,746,948   $141,757,614
   Total shares outstanding at end of year                             --      633,761,000      408,745,947    141,753,711
   Net asset value and redemption price per share
      (net assets / shares outstanding)                       $        --   $         1.00   $         1.00   $       1.00

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 66
statements of operations

FOR THE YEAR/PERIOD ENDED SEPTEMBER 30, 2008

                                                               Large Cap     Large Cap    RCB Small
                                                                 Value         Growth        Cap       Opportunistic
                                                              Equity Fund   Equity Fund   Value Fund    Value Fund
                                                                 (000)         (000)         (000)        (000)*
                                                              -----------   -----------   ----------   -------------
INCOME:
   Dividend Income                                             $  2,945       $   712      $    801      $    259
   Interest Income                                                   --            --            84            --
      Less: Foreign Taxes Withheld                                   --            --            --            (1)
                                                               --------       -------      --------      --------
      Total Investment Income                                     2,945           712           885           258
                                                               --------       -------      --------      --------
EXPENSES:
   Investment Advisory Fee                                          705           347           353            61
   Shareholder Servicing Fees--Institutional Class                  249           100            12            --
   Shareholder Servicing Fees--Class N(1)                            70            68            32            --
   Shareholder Servicing Fees--Class R(1)                            --            --           151            --
   Administration Fee                                                52            24            19             5
   Transfer Agent Fees                                                8             4            33             1
   Trustee Fees                                                       3             2             1            --
   Professional Fees                                                 14             6             5             2
   Printing Fees                                                      5             2             6             4
   Custody Fees                                                       5             2             1             2
   Registration Fees                                                  3             2             2             2
   Deferred Offering Costs                                           --            --            --             7
   Insurance and Other Expenses                                      11             5             4             2
                                                               --------       -------      --------      --------
      Total Expenses                                              1,125           562           619            86
                                                               --------       -------      --------      --------
      Less,Waiver of:
         Investment Advisory fees                                    --            --            --            (1)
         Shareholder Servicing Fees--Class R(1)                      --            --           (95)           --
         Transfer Agent Fees                                         (8)           (4)           (3)           (1)
                                                               --------       -------      --------      --------
      Net Expenses                                                1,117           558           521            84
                                                               --------       -------      --------      --------
NET INVESTMENT INCOME                                             1,828           154           364           174
                                                               --------       -------      --------      --------
   Net Realized Gain (Loss) from Securities Transactions         (2,121)          229            53          (725)
   Net Change in Unrealized Depreciation on Investments         (27,129)       (9,483)      (18,035)       (5,103)
                                                               --------       -------      --------      --------
NET DECREASE IN NET ASSETS FROM OPERATIONS                     $(27,422)      $(9,100)     $(17,618)     $ (5,654)
                                                               ========       =======      ========      ========

*    FUND COMMENCED OPERATIONS ON JUNE 26, 2008.

(1)  INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 67
statements of operations

FOR THE YEAR/PERIOD ENDED SEPTEMBER 30, 2008

                                                                                                     California
                                                              Multi-Asset   Corporate   Government   Tax Exempt
                                                                  Fund      Bond Fund    Bond Fund   Bond Fund
                                                                 (000)*       (000)        (000)       (000)
                                                              -----------   ---------   ----------   ----------
INCOME:
   Interest Income                                              $   176      $ 3,299      $2,989       $1,223
   Dividend Income                                                  487           90         101           12
   Income from Affiliated Investments                               106           --          --           --
                                                                -------      -------      ------       ------
      Total Income                                                  769        3,389       3,090        1,235
                                                                -------      -------      ------       ------
EXPENSES:
   Investment Advisory Fee                                          103          272         280           92
   Shareholder Servicing Fees--Institutional Class                   22          168         156           83
   Shareholder Servicing Fees--Class N(1)                            59            4          14            4
   Administration Fee                                                 9           31          30           16
   Trustee Fees                                                      --            2           2            1
   Transfer Agent Fees                                                2            5           5            3
   Professional Fees                                                  3            9           8            4
   Custody Fees                                                       1            3           2            1
   Printing Fees                                                      1            3           3            1
   Registration Fees                                                  1            1           2            1
   Deferred Offering Costs                                           94           --          --           --
   Insurance and Other Expenses                                       2            5           5            3
                                                                -------      -------      ------       ------
      Total Expenses                                                297          503         507          209
                                                                -------      -------      ------       ------
      Less,Waiver of:
         Investment Advisory Fees                                    --           --         (39)         (34)
         Transfer Agent Fees                                         (2)          (5)         (5)          (3)
                                                                -------      -------      ------       ------
      Net Expenses                                                  295          498         463          172
                                                                -------      -------      ------       ------
NET INVESTMENT INCOME                                               474        2,891       2,627        1,063
                                                                -------      -------      ------       ------
   Net Realized Gain (Loss) from Securities Transactions           (369)         (66)         42          (52)
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments                                                (2,825)      (3,019)        250         (573)
                                                                -------      -------      ------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   $(2,720)     $  (194)     $2,919       $  438
                                                                =======      =======      ======       ======

*    FUND COMMENCED OPERATIONS ON OCTOBER 1, 2007.

(1)  INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 68
statements of operations

FOR THE YEAR ENDED SEPTEMBER 30, 2008

                                                                                                         California
                                                                                          Government     Tax Exempt
                                                              High Yield   Prime Money   Money Market   Money Market
                                                               Bond Fund   Market Fund       Fund           Fund
                                                                 (000)        (000)          (000)          (000)
                                                              ----------   -----------   ------------   ------------
INCOME:
   Interest Income                                             $  3,196     $ 80,601       $ 99,352       $ 26,086
   Dividend Income                                                   19           84             --             --
                                                               --------     --------       --------       --------
      Total Income                                                3,215       80,685         99,352         26,086
                                                               --------     --------       --------       --------
EXPENSES:
   Investment Advisory Fee                                          263        5,796          8,036          3,111
   Shareholder Servicing Fees--Institutional Class                   38        1,251            150            337
   Shareholder Servicing Fees--Class N(1)                           108        8,733         20,171          6,391
   Shareholder Servicing Fees--Class S(1)                            --        4,892          2,545          1,233
   Administration Fee                                                16        1,055          1,407            523
   Trustee Fees                                                       1           61             86             31
   Transfer Agent Fees                                                3          171            228             85
   Professional Fees                                                  4          272            387            153
   Custody Fees                                                       1           76             98             43
   Printing Fees                                                      2           85            116             51
   Registration Fees                                                  1           40             34             38
   Insurance and Other Expenses                                       3          165            234             94
                                                               --------     --------       --------       --------
      Total Expenses                                                440       22,597         33,492         12,090
                                                               --------     --------       --------       --------
   Less Waiver of:
      Investment Advisory Fees                                      (29)          --             --           (583)
      Shareholder Servicing Fees--Class N(1)                         --       (3,158)        (7,307)        (2,298)
      Shareholder Servicing Fees--Class S(1)                         --         (470)          (243)          (115)
      Transfer Agent Fees                                            (3)        (171)          (228)           (85)
                                                               --------     --------       --------       --------
   Net Expenses                                                     408       18,798         25,714          9,009
                                                               --------     --------       --------       --------
NET INVESTMENT INCOME                                             2,807       61,887         73,638         17,077
                                                               --------     --------       --------       --------
   Net Realized Gain (Loss) From Securities Transactions           (526)         297             17             --
   Net change in Unrealized Depreciation on Investments          (5,822)          --             --             --
                                                               --------     --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $ (3,541)    $ 62,184       $ 73,655       $ 17,077
                                                               ========     ========       ========       ========

(1)  INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 69
statements of changes in net assets

FOR THE YEAR/PERIOD ENDED SEPTEMBER 30,

                                                                Large Cap Value      Large Cap Growth
                                                               Equity Fund (000)     Equity Fund (000)
                                                              -------------------   ------------------
                                                                2008       2007       2008       2007
                                                              --------   --------   --------   -------
OPERATIONS:
   Net Investment Income (Loss)                               $  1,828   $  2,036   $    154   $   252
   Net Realized Gain (Loss) from Security Transactions          (2,121)     5,793        229     1,288
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments                                              (27,129)     8,799     (9,483)    5,813
                                                              --------   --------   --------   -------
      Net Increase (Decrease) in Net Assets Resulting from
         Operations                                            (27,422)    16,628     (9,100)    7,353
                                                              --------   --------   --------   -------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                          (1,637)    (1,807)      (138)     (212)
   CLASS N                                                        (190)      (232)       (14)      (34)
   CLASS R                                                          --         --         --        --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                          (4,754)    (4,815)        --        --
   CLASS N                                                        (735)      (687)        --        --
   CLASS R                                                          --         --         --        --
                                                              --------   --------   --------   -------
      Total Dividends and Distributions                         (7,316)    (7,541)      (152)     (246)
                                                              --------   --------   --------   -------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                                22,976     21,253      5,320    10,554
   Shares Issued from Merger(2)                                     --         --         --     1,372
   Shares Issued in Lieu of Dividends and Distributions          4,640      4,589         47        70
   Shares Redeemed                                             (18,936)   (16,697)   (13,229)   (7,459)
                                                              --------   --------   --------   -------
      Increase (Decrease) in Net Assets from Institutional
         Class Share Transactions                                8,680      9,145     (7,862)    4,537
                                                              --------   --------   --------   -------
   CLASS N:
   Shares Issued                                                   623      4,148        909     3,787
   Shares Issued from Merger(2)                                     --         --         --     1,547
   Shares Issued in Lieu of Dividends and Distributions            660        728          9        23
   Shares Redeemed                                              (2,366)    (1,944)    (2,236)   (2,359)
                                                              --------   --------   --------   -------
      Increase (Decrease) in Net Assets from Class N Share
         Transactions                                           (1,083)     2,932     (1,318)    2,998
                                                              --------   --------   --------   -------
   CLASS E:
   Shares Issued                                                    --         --         --        --
   Shares Redeemed                                                  --         --         --        --
                                                              --------   --------   --------   -------
      Increase in Net Assets from Class E Share
         Transactions                                               --         --         --        --
                                                              --------   --------   --------   -------
   CLASS R:
   Shares Issued                                                    --         --         --        --
   Shares Issued in Lieu of Dividends and Distributions             --         --         --        --
   Shares Redeemed                                                  --         --         --        --
                                                              --------   --------   --------   -------
      Decrease in Net Assets from Class R Share
         Transactions                                               --         --         --        --
                                                              --------   --------   --------   -------
Net Increase (Decrease) in Net Assets from Share
   Transactions                                                  7,597     12,077     (9,180)    7,535
                                                              --------   --------   --------   -------
Total Increase (Decrease) in Net Assets                        (27,141)    21,164    (18,432)   14,642
                                                              --------   --------   --------   -------
NET ASSETS:
   Beginning of Period                                         127,214    106,050     60,847    46,205
                                                              --------   --------   --------   -------
      End of Period                                           $100,073   $127,214   $ 42,415   $60,847
                                                              ========   ========   ========   =======
Undistributed (Distributions in Excess of)
   Net Investment Income                                      $   (127)  $     (5)  $     10   $     7
                                                              --------   --------   --------   -------

*    FUND COMMENCED OPERATIONS ON OCTOBER 1, 2007.

**   FUND COMMENCED OPERATIONS ON JUNE 26, 2008.

(1)  SEE NOTE 9 FOR SHARES ISSUED AND REDEEMED.

(2)  SEE NOTE 8.

(3) INCLUDES SUBSCRIPTIONS AS A RESULT OF AN IN-KIND TRANSFER OF SECURITIES (SEE NOTE 10).

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 70

   RCB Small Cap      Opportunistic Value   Multi-Asset     Corporate Bond
  Value Fund (000)         Fund (000)        Fund (000)       Fund (000)
-------------------   -------------------   -----------   ------------------
  2008       2007            2008**            2008*        2008       2007
--------   --------         -------           -------     --------   -------

$    364   $    (87)        $   174           $   474     $  2,891   $ 2,601
      53      9,056            (725)             (369)         (66)     (149)

 (18,035)    (1,504)         (5,103)           (2,825)      (3,019)      209
--------   --------         -------           -------     --------   -------

 (17,618)     7,465          (5,654)           (2,720)        (194)    2,661
--------   --------         -------           -------     --------   -------


      --         (2)             --              (205)      (2,857)   (2,546)
      --         --              --              (268)         (31)      (49)
      --         --              --                --           --        --

  (1,426)      (213)             --                --           --        --
  (1,567)      (165)             --                --           --        --
  (6,612)      (730)             --                --           --        --
--------   --------         -------           -------     --------   -------
  (9,605)    (1,110)             --              (473)      (2,888)   (2,595)
--------   --------         -------           -------     --------   -------


     944      2,351              --            13,719       23,936    14,720
      --         --              --                --           --        --
   1,255        188              --                50          605       498
  (6,104)    (8,112)             --            (1,732)     (13,983)   (8,362)
--------   --------         -------           -------     --------   -------

  (3,905)    (5,573)             --            12,037       10,558     6,856
--------   --------         -------           -------     --------   -------

     111        620               8            20,655           39       214
      --         --              --                --           --        --
   1,250        136              --               118           16        23
  (2,424)    (2,427)             --            (2,168)        (467)     (528)
--------   --------         -------           -------     --------   -------

  (1,063)    (1,671)              8            18,605         (412)     (291)
--------   --------         -------           -------     --------   -------

      --         --          50,892(3)             --           --        --
      --         --              --                --           --        --
--------   --------         -------           -------     --------   -------

      --         --          50,892                --           --        --
--------   --------         -------           -------     --------   -------

   5,853      5,384              --                --           --        --
   6,293        690              --                --           --        --
 (14,527)   (15,167)             --                --           --        --
--------   --------         -------           -------     --------   -------

  (2,381)    (9,093)             --                --           --        --
--------   --------         -------           -------     --------   -------

  (7,349)   (16,337)         50,900            30,642       10,146     6,565
--------   --------         -------           -------     --------   -------
 (34,572)    (9,982)         45,246            27,449        7,064     6,631
--------   --------         -------           -------     --------   -------

  59,759     69,741              --                --       63,253    56,622
--------   --------         -------           -------     --------   -------
$ 25,187   $ 59,759         $45,246           $27,449     $ 70,317   $63,253
========   ========         =======           =======     ========   =======

$    436   $     --         $   174           $     1     $      1   $     1
--------   --------         -------           -------     --------   -------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 71
statements of changes in net assets

FOR THE YEAR ENDED SEPTEMBER 30,

                                                                                      California Tax
                                                                   Government             Exempt
                                                                Bond Fund (000)       Bond Fund (000)
                                                              -------------------   ------------------
                                                                2008       2007       2008       2007
                                                              --------   --------   --------   -------
OPERATIONS:
   Net Investment Income                                      $  2,627   $ 2,087    $ 1,063    $   951
   Net Realized Gain (Loss) from Security Transactions              42      (168)       (52)         1
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments                                                  250       413       (573)        14
                                                              --------   -------    -------    -------
      Net Increase (Decrease) in Net Assets Resulting from
         Operations                                              2,919     2,332        438        966
                                                              --------   -------    -------    -------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                          (2,532)   (1,976)    (1,041)      (922)
   CLASS N                                                        (107)      (96)       (22)       (29)
   Class S                                                          --        --         --         --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                              --        --         --         --
   CLASS N                                                          --        --         --         --
   CLASS S                                                          --        --         --         --
                                                              --------   -------    -------    -------
      Total Dividends and Distributions                         (2,639)   (2,072)    (1,063)      (951)
                                                              --------   -------    -------    -------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                                24,102    21,995     10,565     15,567
   Shares Issued in Lieu of Dividends and Distributions            699       570        369        334
   Shares Redeemed                                             (11,579)   (5,878)    (9,859)    (8,190)
                                                              --------   -------    -------    -------
      Increase (Decrease) in Net Assets from Institutional
         Class Share Transactions                               13,222    16,687      1,075      7,711
                                                              --------   -------    -------    -------
   CLASS N:
   Shares Issued                                                   780     1,002        776         58
   Shares Issued in Lieu of Dividends and Distributions             44        30          4          5
   Shares Redeemed                                                (706)     (194)      (643)      (273)
                                                              --------   -------    -------    -------
      Increase (Decrease) in Net Assets from Class N Share
         Transactions                                              118       838        137       (210)
                                                              --------   -------    -------    -------
   CLASS S:
   Shares Issued                                                    --        --         --         --
   Shares Issued in Lieu of Dividends and Distributions             --        --         --         --
   Shares Redeemed                                                  --        --         --         --
                                                              --------   -------    -------    -------
      Increase (Decrease) in Net Assets from Class S Share
         Transactions                                               --        --         --         --
                                                              --------   -------    -------    -------
Net Increase (Decrease) in Net Assets from Share
   Transactions                                                 13,340    17,525      1,212      7,501
                                                              --------   -------    -------    -------
Total Increase (Decrease) in Net Assets                         13,620    17,785        587      7,516
                                                              --------   -------    -------    -------
NET ASSETS:
   Beginning of Period                                          55,238    37,453     34,724     27,208
                                                              --------   -------    -------    -------
      End of Period                                           $ 68,858   $55,238    $35,311    $34,724
                                                              ========   =======    =======    =======
Undistributed (Distribution in Excess of) Net Investment
   Income                                                     $     (1)  $    --    $    --    $    --
                                                              --------   -------    -------    -------

(1)  SEE NOTE 9 FOR SHARES ISSUED AND REDEEMED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 72


     High Yield              Prime Money              Government Money          California Tax Exempt
  Bond Fund (000)         Market Fund (000)          Market Fund (000)        Money Market Fund (000)
-------------------   ------------------------   -------------------------   -------------------------
  2008       2007         2008         2007          2008          2007          2008          2007
--------   --------   -----------   ----------   -----------   -----------   -----------   -----------

$ 2,807    $ 2,936    $    61,887   $   73,660   $    73,638   $   106,410   $    17,077   $    22,975
   (526)       427            297          192            17            (1)           --            --

 (5,822)      (638)            --           --            --            --            --            --
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

 (3,541)     2,725         62,184       73,852        73,655       106,409        17,077        22,975
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------


 (1,258)    (1,375)       (14,508)     (19,843)       (1,571)       (2,098)       (2,286)       (2,775)
 (1,548)    (1,505)       (30,822)     (33,868)      (64,510)      (92,518)      (12,486)      (17,180)
     --         --        (16,569)     (19,939)       (7,574)      (11,780)       (2,303)       (3,020)

     --         --             --           --            --            --            --            --
     --         --             --           --            --            --            --            --
     --         --             --           --            --            --            --            --
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------
 (2,806)    (2,880)       (61,899)     (73,650)      (73,655)     (106,396)      (17,075)      (22,975)
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------


  1,173      1,609      1,704,267    1,324,934       553,021       532,859     1,830,572     2,517,017
    862        849          2,772        3,872             3             4            --            --
 (2,455)    (6,173)    (1,612,805)  (1,278,386)     (500,209)     (537,787)   (1,762,382)   (2,512,794)
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

   (420)    (3,715)        94,234       50,420        52,815        (4,924)       68,190         4,223
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

  1,645      1,427      3,333,223    2,695,734     6,290,498     5,523,344     2,477,610     2,143,730
  1,000        904         13,996       12,208        43,391        62,437         9,947        13,108
 (1,689)    (2,135)    (3,093,998)  (2,477,866)   (5,618,090)   (5,235,257)   (2,302,084)   (2,092,998)
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

    956        196        253,221      230,076       715,799       350,524       185,473        63,840
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

     --         --      1,657,732    1,873,534       801,055       775,804       409,458       390,230
     --         --             --           --            --            --            --            --
     --         --     (1,644,197)  (1,577,751)     (713,370)     (686,827)     (446,618)     (318,443)
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

     --         --         13,535      295,783        87,685        88,977       (37,160)       71,787
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

    536     (3,519)       360,990      576,279       856,299       434,577       216,503       139,850
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------
 (5,811)    (3,674)       361,275      576,481       856,299       434,590       216,505       139,850
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

 37,258     40,932      1,929,371    1,352,890     2,660,057     2,225,467       963,473       823,623
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------
$31,447    $37,258    $ 2,290,646   $1,929,371   $ 3,516,356   $ 2,660,057   $ 1,179,978   $   963,473
=======    =======    ===========   ==========   ===========   ===========   ===========   ===========

$    57    $    56    $        (1)  $       11   $        (1)  $        16   $         2   $        --
-------    -------    -----------   ----------   -----------   -----------   -----------   -----------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 73
financial highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR/PERIOD ENDED SEPTEMBER 30,



                                    NET
            NET                 REALIZED AND               DISTRIBUTIONS    NET
           ASSET        NET      UNREALIZED    DIVIDENDS        FROM       ASSET
           VALUE    INVESTMENT      GAINS      FROM NET       REALIZED     VALUE
         BEGINNING    INCOME    (LOSSES) ON   INVESTMENT      CAPITAL     END OF
         OF PERIOD    (LOSS)+    SECURITIES     INCOME         GAINS      PERIOD
         ---------  ----------  ------------  -----------  -------------  ------
LARGE CAP VALUE EQUITY FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    $11.21     $ 0.16       $(2.48)      $(0.15)       $(0.49)     $ 8.25
   2007     10.36       0.19         1.38        (0.19)        (0.53)      11.21
   2006      9.54       0.13         1.21        (0.13)        (0.39)      10.36
   2005      8.77       0.10         1.13        (0.10)        (0.36)       9.54
   2004      7.41       0.08         1.36        (0.08)           --        8.77
Class N (commenced operations on April 13, 2000)
   2008    $11.19     $ 0.13       $(2.46)      $(0.13)       $(0.49)     $ 8.24
   2007     10.35       0.16         1.37        (0.16)        (0.53)      11.19
   2006      9.53       0.11         1.20        (0.10)        (0.39)      10.35
   2005      8.76       0.09         1.12        (0.08)        (0.36)       9.53
   2004      7.41       0.05         1.36        (0.06)           --        8.76
LARGE CAP GROWTH EQUITY FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    $ 8.86     $ 0.03       $(1.48)      $(0.03)       $   --      $ 7.38
   2007      7.75       0.05         1.10        (0.04)           --        8.86
   2006      7.43       0.02         0.32        (0.02)           --        7.75
   2005      6.76       0.04         0.67        (0.04)           --        7.43
   2004      6.37       0.01         0.38           --##          --        6.76
Class N (commenced operations on March 28, 2000)
   2008    $ 8.77     $ 0.01       $(1.46)      $(0.01)       $   --      $ 7.31
   2007      7.68       0.01         1.10        (0.02)           --        8.77
   2006      7.35         --         0.33           --##          --        7.68
   2005      6.69       0.02         0.67        (0.03)           --        7.35
   2004      6.32      (0.01)        0.38           --##          --        6.69
RCB SMALL CAP VALUE FUND
Institutional Class (commenced operations on October 3, 2001)
   2008    $30.79     $ 0.19       $(9.57)      $   --        $(4.99)     $16.42
   2007     28.25       0.02         3.00        (0.01)        (0.47)      30.79
   2006     28.58       0.06         0.05        (0.07)        (0.37)      28.25
   2005     27.30       0.07         2.58           --         (1.37)      28.58
   2004     21.92       0.06         5.40           --         (0.08)      27.30
Class N (commenced operations on October 3, 2001)
   2008    $30.42     $ 0.15       $(9.44)      $   --        $(4.99)     $16.14
   2007     27.98      (0.05)        2.96           --         (0.47)      30.42
   2006     28.31      (0.01)        0.05           --##       (0.37)      27.98
   2005     27.13       0.00         2.55           --         (1.37)      28.31
   2004     21.84      (0.02)        5.39           --         (0.08)      27.13
Class R (commenced operations on September 30, 1998)
   2008    $30.38     $ 0.20       $(9.44)      $   --        $(4.99)     $16.15
   2007     27.93      (0.05)        2.97           --         (0.47)      30.38
   2006     28.27      (0.01)        0.04           --##       (0.37)      27.93
   2005     27.09       0.01         2.54           --         (1.37)      28.27
   2004     21.81      (0.02)        5.38           --         (0.08)      27.09
OPPORTUNISTIC VALUE FUND
Institutional Class (commenced operations on June 26, 2008)
   2008    $10.00     $ 0.05       $(0.74)      $   --        $   --      $ 9.31
Class N (commenced operations on June 26, 2008)
   2008    $10.00     $ 0.04       $(0.73)      $   --        $   --      $ 9.31
Class E (commenced operations on June 26, 2008)
   2008    $10.00     $ 0.04       $(0.74)      $   --        $   --      $ 9.30
MULTI-ASSET FUND
Institutional Class (commenced operations on October 1, 2007)
   2008    $11.00     $ 0.25       $(1.32)      $(0.23)       $   --      $ 9.70
Class N (commenced operations on October 1, 2007)
   2008    $11.00     $ 0.23       $(1.33)      $(0.21)       $   --      $ 9.69

                                                             RATIO
                                                          OF EXPENSES
                                               RATIO      TO AVERAGE
                       NET       RATIO        OF NET      NET ASSETS
                     ASSETS   OF EXPENSES    INVESTMENT   (EXCLUDING
                     END OF    TO AVERAGE  INCOME (LOSS)   WAIVERS &      PORTFOLIO
           TOTAL     PERIOD    NET ASSETS    TO AVERAGE    RECOVERED       TURNOVER
         RETURN+++    (000)      (1)(2)    NET ASSETS(1)    FEES)(1)         RATE
         ---------  --------  -----------  -------------  -----------     ---------
LARGE CAP VALUE EQUITY FUND
Institutional Class (commenced operations on January 14, 2000)
   2008  (21.57)%  $ 88,361    0.95%           1.64%         0.96%          36%
   2007   15.60     110,024    0.96            1.73          0.97           24
   2006   14.50      92,946    0.96            1.36          0.97           31
   2005   14.39      42,974    0.96            1.12          0.97           34
   2004   19.40      38,344    0.97            0.92          0.97           36
Class N (commenced operations on April 13, 2000)
   2008  (21.72)%  $ 11,712    1.20%           1.38%         1.21%          36%
   2007   15.24      17,190    1.21            1.47          1.22           24
   2006   14.24      13,104    1.21            1.13          1.22           31
   2005   14.14      10,664    1.21            0.87          1.22           34
   2004   19.01       6,281    1.22            0.64          1.22           36

LARGE CAP GROWTH EQUITY FUND
Institutional Class (commenced operations on January 14, 2000)
   2008  (16.40)%  $ 31,074    0.98%           0.35%         0.99%          26%
   2007   14.91      45,784    0.99            0.52          1.00           30
   2006    4.59      35,842    0.99            0.27          1.00           34
   2005   10.55      34,164    0.98            0.57          1.00           27
   2004    6.20      25,575    1.01            0.10          1.01           50
Class N (commenced operations on March 28, 2000)
   2008  (16.55)%  $ 11,341    1.23%           0.11%         1.24%          26%
   2007   14.51      15,063    1.24            0.28          1.25           30
   2006    4.55      10,363    1.24            0.03          1.25           34
   2005   10.28       8,278    1.23            0.33          1.25           27
   2004    5.87       5,223    1.26           (0.14)         1.26           50

RCB SMALL CAP VALUE FUND
Institutional Class (commenced operations on October 3, 2001)
   2008  (35.01)%  $  1,742    1.19%           0.85%         1.20%          78%
   2007   10.65       9,062    1.19            0.08          1.20           57
   2006    0.40      13,435    1.20            0.20          1.21           66
   2005    9.87      13,975    1.18            0.26          1.20           41
   2004   24.97       8,955    1.21            0.23          1.20           40
Class N (commenced operations on October 3, 2001)
   2008  (35.16)%  $  4,262    1.44%           0.70%         1.45%          78%
   2007   10.37       9,753    1.44           (0.16)         1.45           57
   2006    0.17      10,470    1.45           (0.04)         1.46           66
   2005    9.55      12,754    1.43            0.01          1.45           41
   2004   24.64       7,551    1.49           (0.07)         1.48           40
Class R (commenced operations on September 30, 1998)
   2008  (35.02)%  $ 19,183    1.23%           0.92%         1.55%          78%
   2007   10.43      40,944    1.44           (0.17)         1.45           57
   2006    0.14      45,836    1.45           (0.04)         1.46           66
   2005    9.56      57,787    1.43            0.02          1.45           41
   2004   24.63      36,473    1.49           (0.07)         1.48           40

OPPORTUNISTIC VALUE FUND
Institutional Class (commenced operations on June 26, 2008)
   2008   (6.90)%  $     --    0.23%(3)        1.83%         0.23%(3)        5%
Class N (commenced operations on June 26, 2008)
   2008   (6.90)%  $      7    1.20%(3)        1.50%         1.23%(3)        5%
Class E (commenced operations on June 26, 2008)
   2008   (7.00)%  $ 45,239    0.69%(3)        1.44%         0.70%(3)        5%

MULTI-ASSET FUND
Institutional Class (commenced operations on October 1, 2007)
   2008   (9.84)%  $ 10,741    1.29%           2.37%         1.30%         141%
Class N (commenced operations on October 1, 2007)
   2008  (10.12)%  $ 16,708    1.53%           2.22%         1.54%         141%

+ PER SHARE CALCULATIONS ARE BASED ON AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

+++ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

##   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(1)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED.THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

(3) RATIO REFLECTS THE IMPACT OF THE INITIAL LOW LEVEL OF AVERAGE NET ASSETS ASSOCIATED WITH COMMENCEMENT OF OPERATIONS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 74



                                     NET
            NET                  REALIZED AND               DISTRIBUTIONS     NET
           ASSET                  UNREALIZED     DIVIDENDS       FROM        ASSET
           VALUE        NET     GAINS (LOSSES)   FROM NET      REALIZED      VALUE
         BEGINNING  INVESTMENT        ON        INVESTMENT     CAPITAL        END
         OF PERIOD    INCOME+     SECURITIES+     INCOME        GAINS      OF PERIOD
         ---------  ----------  --------------  ----------  -------------  ---------
CORPORATE BOND FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    $10.18      $0.43        $(0.41)       $(0.44)      $   --        $ 9.76
   2007     10.17       0.45            --         (0.44)          --         10.18
   2006     10.27       0.42         (0.10)        (0.42)          --         10.17
   2005     10.60       0.40         (0.27)        (0.40)       (0.06)        10.27
   2004     10.89       0.41         (0.18)        (0.41)       (0.11)        10.60
Class N (commenced operations on April 13, 2000)
   2008    $10.18      $0.41        $(0.41)       $(0.41)      $   --        $ 9.77
   2007     10.17       0.42          0.01         (0.42)          --         10.18
   2006     10.27       0.39         (0.10)        (0.39)          --         10.17
   2005     10.61       0.37         (0.28)        (0.37)       (0.06)        10.27
   2004     10.89       0.37         (0.16)        (0.38)       (0.11)        10.61
GOVERNMENT BOND FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    $10.33      $0.42        $ 0.08        $(0.43)      $   --        $10.40
   2007     10.28       0.46          0.05         (0.46)          --         10.33
   2006     10.40       0.41         (0.12)        (0.41)          --         10.28
   2005     10.62       0.31         (0.16)        (0.31)       (0.06)        10.40
   2004     10.93       0.25         (0.17)        (0.25)       (0.14)        10.62
Class N (commenced operations on April 13, 2000)
   2008    $10.35      $0.40        $ 0.07        $(0.40)      $   --        $10.42
   2007     10.30       0.44          0.04         (0.43)          --         10.35
   2006     10.42       0.39         (0.12)        (0.39)          --         10.30
   2005     10.64       0.29         (0.17)        (0.28)       (0.06)        10.42
   2004     10.95       0.23         (0.17)        (0.23)       (0.14)        10.64
CALIFORNIA TAX EXEMPT BOND FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    $10.24      $0.32        $(0.18)       $(0.32)      $   --        $10.06
   2007     10.25       0.31         (0.01)        (0.31)          --         10.24
   2006     10.26       0.29          0.03         (0.29)       (0.04)        10.25
   2005     10.41       0.28         (0.11)        (0.28)       (0.04)        10.26
   2004     10.60       0.27         (0.06)        (0.27)       (0.13)        10.41
Class N (commenced operations on April 13, 2000)
   2008    $10.27      $0.30        $(0.18)       $(0.30)      $   --        $10.09
   2007     10.27       0.28            --         (0.28)          --         10.27
   2006     10.29       0.26          0.02         (0.26)       (0.04)        10.27
   2005     10.44       0.25         (0.11)        (0.25)       (0.04)        10.29
   2004     10.62       0.24         (0.05)        (0.24)       (0.13)        10.44
HIGH YIELD BOND FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    $ 8.91      $0.64        $(1.47)       $(0.68)      $   --        $ 7.40
   2007      8.96       0.70         (0.06)        (0.69)          --          8.91
   2006      9.04       0.68         (0.08)        (0.68)          --          8.96
   2005      9.31       0.71         (0.27)        (0.71)          --          9.04
   2004      8.95       0.72          0.36         (0.72)          --          9.31
Class N (commenced operations on January 14, 2000)
   2008    $ 8.91      $0.62        $(1.47)       $(0.66)      $   --        $ 7.40
   2007      8.96       0.68         (0.07)        (0.66)          --          8.91
   2006      9.04       0.65         (0.08)        (0.65)          --          8.96
   2005      9.31       0.69         (0.27)        (0.69)          --          9.04
   2004      8.95       0.70          0.35         (0.69)          --          9.31

                                                                   RATIO
                                                                OF EXPENSES
                                                    RATIO        TO AVERAGE
                       NET                          OF NET       NET ASSETS
                      ASSETS         RATIO        INVESTMENT     (EXCLUDING
                       END        OF EXPENSES       INCOME       WAIVERS &   PORTFOLIO
          TOTAL     OF PERIOD      TO AVERAGE     TO AVERAGE     RECOVERED    TURNOVER
         RETURN+++    (000)    NET ASSETS(1)(2)  NET ASSETS(1)    FEES)(1)      RATE
         ---------  ---------  ----------------  -------------  -----------  ---------
CORPORATE BOND FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    0.04%    $69,709         0.73%           4.25%         0.74%        12%
   2007    4.57      62,210         0.74            4.39          0.75         30
   2006    3.19      55,290         0.75            4.14          0.75         25
   2005    1.26      51,193         0.75            3.80          0.76         25
   2004    2.15      47,080         0.75            3.82          0.79         57
Class N (commenced operations on April 13, 2000)
   2008   (0.11)%   $   608         0.98%           4.02%         0.99%        12%
   2007    4.30       1,043         0.99            4.13          1.00         30
   2006    2.93       1,332         1.00            3.88          1.00         25
   2005    0.91       1,530         1.00            3.55          1.01         25
   2004    1.99       1,522         1.00            3.51          1.04         57
GOVERNMENT BOND FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    4.87%    $66,097         0.70%           4.05%         0.77%        36%
   2007    5.04      52,606         0.70            4.50          0.77         83
   2006    2.89      35,671         0.70            4.04          0.78         62
   2005    1.42      28,132         0.70            2.98          0.79         58
   2004    0.81      20,901         0.70            2.39          0.81        169
Class N (commenced operations on April 13, 2000)
   2008    4.59%    $ 2,761         0.95%           3.80%         1.02%        36%
   2007    4.77       2,632         0.95            4.25          1.02         83
   2006    2.63       1,782         0.95            3.81          1.03         62
   2005    1.16         554         0.95            2.70          1.04         58
   2004    0.55         436         0.95            2.14          1.06        169
CALIFORNIA TAX EXEMPT BOND FUND
Institutional Class (commenced operations on January 14, 2000)
   2008    1.38%    $34,262         0.50%           3.13%         0.61%        55%
   2007    2.98      33,802         0.50            3.04          0.62         43
   2006    3.18      26,074         0.50            2.85          0.62         43
   2005    1.65      22,768         0.50            2.70          0.63         54
   2004    2.00      17,789         0.50            2.55          0.65         51
Class N (commenced operations on April 13, 2000)
   2008    1.12%    $ 1,049         0.75%           2.87%         0.86%        55%
   2007    2.82         922         0.75            2.78          0.87         43
   2006    2.81       1,134         0.75            2.59          0.87         43
   2005    1.39       1,487         0.75            2.43          0.88         54
   2004    1.84       2,439         0.75            2.29          0.90         51
HIGH YIELD BOND FUND
Institutional Class (commenced operations on January 14, 2000)
   2008   (9.83)%   $13,926         1.00%           7.72%         1.09%        20%
   2007    7.27      17,137         1.00            7.73          1.10         26
   2006    6.90      20,887         1.00            7.58          1.10         23
   2005    4.85      22,588         1.00            7.71          1.11         46
   2004   12.47      22,860         1.00            7.87          1.14         35
Class N (commenced operations on January 14, 2000)
   2008  (10.10)%   $17,521         1.30%           7.43%         1.39%        20%
   2007    6.95      20,121         1.30            7.44          1.40         26
   2006    6.58      20,045         1.30            7.28          1.40         23
   2005    4.54      21,028         1.30            7.41          1.41         46
   2004   12.14      20,655         1.30            7.56          1.44         35

+ PER SHARE CALCULATIONS ARE BASED ON THE AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

+++ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED.THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 75
financial highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR ENDED SEPTEMBER 30,

                                                                                                                  RATIO
                                                                                                               OF EXPENSES
                                                                                                    RATIO       TO AVERAGE
            NET                                NET                    NET                          OF NET       NET ASSETS
           ASSET                 DIVIDENDS    ASSET                 ASSETS         RATIO         INVESTMENT    (EXCLUDING
           VALUE        NET      FROM NET     VALUE                   END       OF EXPENSES        INCOME       WAIVERS &
         BEGINNING  INVESTMENT  INVESTMENT     END       TOTAL     OF PERIOD     TO AVERAGE      TO AVERAGE     RECOVERED
         OF PERIOD    INCOME      INCOME    OF PERIOD  RETURN+++     (000)    NET ASSETS(1)(2)  NET ASSETS(1)    FEES)(1)
         ---------  ----------  ----------  ---------  ---------  ----------  ----------------  -------------  -----------
PRIME MONEY MARKET FUND
Institutional Class (commenced operations on March 23, 1998)
   2008    $1.00      $0.030     $(0.030)     $1.00      3.01%    $  532,931        0.58%           2.90%         0.58%
   2007     1.00       0.047      (0.047)      1.00      4.85        438,639        0.59            4.74          0.60
   2006     1.00       0.041      (0.041)      1.00      4.17        388,171        0.59            4.12          0.60
   2005     1.00       0.021      (0.021)      1.00      2.10        332,393        0.60            2.05          0.61
   2004     1.00       0.006      (0.006)      1.00      0.58        367,209        0.63            0.59          0.63
Class N (commenced operations on October 18, 1999)
   2008    $1.00      $0.027     $(0.027)     $1.00      2.78%    $1,123,900        0.80%           2.65%         1.08%
   2007     1.00       0.045      (0.045)      1.00      4.62        870,537        0.81            4.52          1.10
   2006     1.00       0.039      (0.039)      1.00      3.94        640,366        0.81            3.95          1.10
   2005     1.00       0.019      (0.019)      1.00      1.87        312,452        0.82            1.94          1.11
   2004     1.00       0.004      (0.004)      1.00      0.36        201,058        0.85            0.35          1.13
Class S (commenced operations on October  26, 1999)
   2008    $1.00      $0.025     $(0.025)     $1.00      2.57%    $  633,815        1.00%           2.54%         1.08%
   2007     1.00       0.043      (0.043)      1.00      4.41        620,195        1.01            4.32          1.10
   2006     1.00       0.037      (0.037)      1.00      3.73        324,353        1.01            3.74          1.10
   2005     1.00       0.017      (0.017)      1.00      1.67        203,502        1.02            1.70          1.11
   2004     1.00       0.002      (0.002)      1.00      0.21        115,761        1.00            0.21          1.13

GOVERNMENT MONEY MARKET FUND
Institutional Class (commenced operations on April 3, 2000)
   2008    $1.00      $0.027     $(0.027)     $1.00      2.72%    $  100,674        0.59%           2.62%         0.59%
   2007     1.00       0.047      (0.047)      1.00      4.77         47,858        0.60            4.67          0.61
   2006     1.00       0.040      (0.040)      1.00      4.08         52,782        0.60            4.11          0.61
   2005     1.00       0.020      (0.020)      1.00      2.05         32,039        0.61            1.97          0.62
   2004     1.00       0.006      (0.006)      1.00      0.57         43,608        0.63            0.56          0.64
Class N (commenced operations on June 21, 1999)
   2008    $1.00      $0.025     $(0.025)     $1.00      2.49%    $3,006,935        0.81%           2.40%         1.09%
   2007     1.00       0.044      (0.044)      1.00      4.54      2,291,138        0.82            4.45          1.11
   2006     1.00       0.038      (0.038)      1.00      3.86      1,940,602        0.82            3.78          1.11
   2005     1.00       0.018      (0.018)      1.00      1.82      1,895,412        0.83            1.80          1.12
   2004     1.00       0.004      (0.004)      1.00      0.35      1,857,676        0.85            0.35          1.14
Class S (commenced operations on October 6, 1999)
   2008    $1.00      $0.023     $(0.023)     $1.00      2.29%    $  408,747        1.02%           2.23%         1.09%
   2007     1.00       0.042      (0.042)      1.00      4.33        321,061        1.02            4.24          1.11
   2006     1.00       0.036      (0.036)      1.00      3.65        232,083        1.02            3.60          1.11
   2005     1.00       0.016      (0.016)      1.00      1.62        227,905        1.03            1.61          1.12
   2004     1.00       0.002      (0.002)      1.00      0.20        263,086        1.00            0.21          1.14

CALIFORNIA TAX EXEMPT MONEY MARKET FUND
Institutional Class (commenced operations on  April 3, 2000)
   2008    $1.00      $0.018     $(0.018)     $1.00      1.80%    $  157,427        0.55%           1.69%         0.61%
   2007     1.00       0.030      (0.030)      1.00      3.01         89,237        0.55            2.97          0.62
   2006     1.00       0.026      (0.026)      1.00      2.62         85,014        0.55            2.60          0.62
   2005     1.00       0.015      (0.015)*     1.00      1.51         73,211        0.55            1.46          0.63
   2004     1.00       0.005      (0.005)      1.00      0.52         79,413        0.55            0.51          0.65
Class N (commenced operations on  June 21, 1999)
   2008    $1.00      $0.016     $(0.016)     $1.00      1.57%    $  880,794        0.78%           1.47%         1.11%
   2007     1.00       0.027      (0.027)      1.00      2.78        695,318        0.78            2.73          1.12
   2006     1.00       0.024      (0.024)      1.00      2.39        631,478        0.78            2.36          1.12
   2005     1.00       0.013      (0.013)*     1.00      1.28        569,671        0.78            1.25          1.13
   2004     1.00       0.003      (0.003)      1.00      0.29        505,029        0.78            0.29          1.15
Class S (commenced operations on November 12, 1999)
   2008    $1.00      $0.014     $(0.014)     $1.00      1.37%    $  141,757        0.98%           1.40%         1.11%
   2007     1.00       0.025      (0.025)      1.00      2.57        178,918        0.98            2.55          1.12
   2006     1.00       0.022      (0.022)      1.00      2.18        107,131        0.98            2.17          1.12
   2005     1.00       0.011      (0.011)*     1.00      1.08         88,182        0.98            1.09          1.13
   2004     1.00       0.002      (0.002)      1.00      0.15         33,520        0.91            0.15          1.15

*    INCLUDES A REALIZED CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+++ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED. THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          CNI CHARTER FUNDS | PAGE 76
notes to financial statements

SEPTEMBER 30, 2008

1.   ORGANIZATION:

CNI Charter Funds, a Delaware statutory trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 17 portfolios. The financial statements included herein are those of the Large Cap Value Equity Fund, Large Cap Growth Equity Fund, RCB Small Cap Value Fund, Opportunistic Value Fund (collectively, the "Equity Funds"); Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund (collectively, the "Fixed Income Funds"); Prime Money Market Fund, Government Money Market Fund, California Tax Exempt Money Market Fund (collectively, the "Money Market Funds"); and Multi-Asset Fund (each a "Fund," collectively, the "Funds"). The Equity and Fixed Income Funds and the Multi-Asset Fund are registered to offer Institutional and Class N Shares; in addition, the Opportunistic Value Fund is registered to offer Class E Shares and the RCB Small Cap Value Fund is registered to offer Class R Shares. The Money Market Funds are registered to offer Institutional, Class N and Class S
Shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide descriptions of each Fund's investment objectives, policies and strategies.

Class N and Institutional Class shares of the Multi-Asset Fund commenced operations on October 1, 2007.

Class E, Class N and Institutional Class shares of the Opportunistic Value Fund commenced operations on June 26, 2008.

Effective January 31, 2008, Class A shares of the Funds were redesignated as Class N shares. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change in designation to Class N.

On April 5, 2005, the Board of Trustees of CNI Charter Funds (the "Trust") approved the reorganization of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, and AHA Socially Responsible Equity Fund series of AHA Investment Funds, Inc. (the "Predecessor AHA Funds") into newly established corresponding series of the Trust (the "AHA Funds"). The reorganization was approved by shareholders of the Predecessor AHA Funds and was effective on October 3, 2005. Class N and Institutional Class shares of the AHA Funds are offered through separate prospectuses. To request a prospectus for the AHA Funds, shareholders can call 1-800-445-1341 or write to CNI Charter Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security's primary pricing source is not able or


                          CNI CHARTER FUNDS | PAGE 77
notes to financial statements

SEPTEMBER 30, 2008

willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on the accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, except for the Money Market funds which use a straight line basis.

REPURCHASE AGREEMENTS - Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA TRANSACTIONS - The Funds may engage in "to be announced" ("TBA") security transactions. Such transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

EXPENSE ALLOCATION - Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

CLASSES - Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared daily and paid to shareholders monthly for the Fixed Income and Money Market Funds. Dividends from net investment income are declared and paid quarterly for the Large Cap Value Equity, Large Cap Growth Equity, Opportunistic Value and Multi-Asset Funds. For the RCB Small Cap Value Fund, dividends from net investment income are declared and paid annually. Distributions from net realized capital gains are distributed to shareholders at least annually.

DEFERRED OFFERING COSTS - All offering costs incurred with the start up of a Fund are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of September 30, 2008, the remaining amount still to be amortized for the Opportunistic Value Fund was $17,740. The Multi-Asset Fund was fully amortized as of the fiscal year end.

3.   ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES
     AGREEMENTS:

Pursuant to an administration agreement dated April 1, 1999, as amended April 1, 2008, (the "Agreement"), SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $5 billion but not exceeding $7.5 billion, and 0.02% of aggregate average daily net assets of the Trust exceeding $7.5 billion. Each Fund is subject to a minimum annual fee of $90,000, which may be reduced at the sole discretion of the Administrator.

The Trust has adopted a Rule 12b-1 Distribution Plan ("the Plan") with respect to Class N, Class S and Class R Shares that allows each Fund to pay distribution and servicing fees. SEI Investments Distribution Co. (the "Distributor") receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class N Shares and Class S Shares of the Money Market Funds and 0.25% of the Class N Shares of the Equity Funds, Fixed Income Funds and the Multi-Asset Fund and the Class R Shares of the RCB Small Cap Value Fund, with the exception of 0.30% charged to the Class N Shares of the High Yield Bond Fund, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

The Trust and the Distributor are parties to a distribution agreement dated April 1, 1999.


                          CNI CHARTER FUNDS | PAGE 78

SEI Institutional Transfer Agency, a division of SEI Investments Fund Management Corporation (the "Transfer Agent"), serves as transfer agent for the Trust and provides services at an annual rate of $15,000 per share class. The Transfer Agent has agreed to waive these fees. The Class R shares of the RCB Small Cap Value Fund began paying the sub-transfer agent, Citigroup Fund Services, LLC, fees commencing February 1, 2008.

U.S. Bank, N.A. (the "Custodian") serves as custodian for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank ("CNB") and its affiliates, which provide certain shareholder support for their customers who own Institutional Class, Class N, Class S or Class R Shares. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of each Fund's average daily net assets. CNB has agreed to voluntarily waive portions of its shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2008, CNB received Shareholder Servicing fees from the Trust in the amount of $13,281,818.

Certain officers of the Trust are also officers of City National Asset Management, Inc. ("CNAM, Inc." or the "Adviser") or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.   INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

CNAM, Inc., a wholly owned subsidiary of CNB, serves as the investment manager for the Funds. Under the terms of the current agreement, the Adviser receives an annual fee equal to 0.62% of the average daily net assets of the Large Cap Value Equity Fund, 0.65% of the average daily net assets of the Large Cap Growth Equity Fund, 0.85% of the average net assets of the RCB Small Cap Value Fund, 0.50% of the average daily net assets of the Opportunistic Value Fund, 0.50% of the average daily net assets of the Multi-Asset Fund, 0.40% of the average daily net assets of the Corporate Bond Fund, 0.43% of the average daily net assets of the Government Bond Fund, 0.27% of the average daily net assets of the California Tax Exempt Bond Fund, 0.75% of the average daily net assets of the High Yield Bond Fund, 0.25% of the average daily net assets of the Prime Money Market Fund, 0.26% of the average daily net assets of the Government Money Market Fund, and 0.27% of the average daily net assets of the California Tax Exempt Money Market Fund.

REED, CONNER & BIRDWELL, LLC acts as the investment sub-adviser with respect to the RCB Small Cap Value Fund.

HALBIS CAPITAL MANAGEMENT (USA), INC. acts as the investment sub-adviser with respect to the High Yield Bond Fund.

SKBA Capital Management, LLC acts as the investment sub-adviser with respect to the Opportunistic Value Fund.

Sub-adviser fees are paid by the Adviser.

The Adviser has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of the Funds' respective average daily net assets. The voluntary expense limitations (expressed as percentages of average daily net assets) are as follows:

                      Large Cap    Large Cap     RCB
                        Value        Growth    Small Cap    Opportunistic
                       Equity        Equity      Value          Value
                        Fund          Fund       Fund           Fund
                      ----------   ---------   ----------   -------------
Institutional Class      1.00%       1.05%        1.24%         1.00%
Class N                  1.25%       1.30%        1.49%         1.25%
Class E                    --          --           --          0.75%
Class R                    --          --         1.49%           --


                                                         California
                      Multi-    Corporate   Government   Tax Exempt
                       Asset       Bond         Bond         Bond
                       Fund        Fund         Fund         Fund
                      ------    ---------   ----------   ----------
Institutional Class    1.75%      0.75%        0.70%       0.50%
Class N                2.00%      1.00%        0.95%       0.75%

                                                                   California
                      High Yield       Prime       Government      Tax Exempt
                         Bond      Money Market   Money Market    Money Market
                         Fund          Fund           Fund            Fund
                      ----------   ------------   ------------   --------------
Institutional Class      1.00%         0.63%          0.63%            0.55%
Class N                  1.30%         0.85%          0.85%            0.78%
Class S                    --          1.05%          1.05%            0.98%

Any fee reductions or expense reimbursements may be repaid to the Adviser within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Funds' expense ratios, at the time of repayment, to exceed the amounts shown in the preceding table.

As of September 30, 2008, fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were as follows:


                                      Potential
                                      Amount of
                                      Recovery
Fund                                    (000)      Expiration
----                                 ----------    ----------
Opportunistic Value                     $  1          2011
Government Bond                           23          2009
                                          31          2010
                                          39          2011
California Tax Exempt Bond                28          2009
                                          34          2010
                                          34          2011
High Yield Bond                           38          2009
                                          35          2010
                                          29          2011
California Tax Exempt Money Market       516          2009
                                         494          2010
                                         583          2011


                          CNI CHARTER FUNDS | PAGE 79
notes to financial statements

SEPTEMBER 30, 2008

5.   INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2008, were as follows for the Equity Funds, Multi-Asset Fund and Fixed Income Funds:

                                   Purchases         Sales & Maturities
                             --------------------   -------------------
                             U.S. Gov't    Other    U.S. Gov't   Other
     Fund                       (000)      (000)       (000)     (000)
     ----                    ----------   -------   ----------  -------
Large Cap Value Equity         $    --    $44,026     $   --    $39,702
Large Cap Growth Equity             --     13,483         --     22,194
RCB Small Cap Value                 --     31,661         --     45,179
Opportunistic Value                 --     50,049         --      2,064
Multi-Asset                      4,361     42,970       2,141    20,790
Corporate Bond                   3,786      5,330       1,859     5,637
Government Bond                 34,806         --      20,779     1,305
California Tax Exempt Bond          --     19,589          --    17,928
High Yield Bond                     --      7,492          --     6,602

6.   FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

Management has analyzed the Funds' tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in-capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent difference, primarily attributable to REIT adjustments, corporate action adjustments, the realized gains (losses) on paydowns and the timing of distributions, have been reclassified to/from the following accounts:

                             Increase        Increase
                            (Decrease)      (Decrease)
                           Undistributed   Accumulated
                          Net Investment   Net Realized
                           Income (Loss)    Gain (Loss)
Fund                          (000)            (000)
----                      --------------   ------------
Large Cap Value Equity        $(123)           $123
Large Cap Growth Equity           1              (1)
RCB Small Cap Value              72             (72)
Corporate Bond                   (3)              3
Government Bond                  11             (11)

These reclassifications had no effect on the net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended September 30, 2008 and September 30, 2007 are shown below:

                                 Tax                  Long-term
                               Exempt      Ordinar     Capital
                               Income       Income      Gain         Total
Fund                            (000)       (000)       (000)        (000)
----                         -----------   --------   ---------   -------------
Large Cap Value Equity
   2008                       $    --      $  1,827     $5,489     $  7,316
   2007                            --         2,039      5,502        7,541
Large Cap Growth Equity
    2008                           --           152         --         152
    2007                           --           246         --         246
RCB Small Cap Value
    2008                           --         3,067      6,538        9,605
    2007                           --             2      1,108        1,110
Opportunistic Value
    2008                           --            --         --           --
Multi-Asset
    2008                           --           473         --         473
Corporate Bond
    2008                           --         2,888         --        2,888
    2007                           --         2,595         --        2,595
Government Bond
    2008                           --         2,639         --        2,639
    2007                           --         2,072         --        2,072
California Tax Exempt Bond
    2008                        1,063            --         --        1,063
    2007                          950             1         --          951
High Yield Bond
    2008                           --         2,806         --        2,806
    2007                           --         2,880         --        2,880
Prime Money Market
    2008                           --        61,899         --       61,899
    2007                           --        73,650         --       73,650
Government Money Market
    2008                           --        73,655         --       73,655
    2007                           --       106,396         --      106,396
California Tax Exempt
    Money Market
    2008                       17,064            11         --       17,075
    2007                       22,975            --         --       22,975


                           CNI CHARTER FUNDS | PAGE 80

As of September 30, 2008, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                           Undistributed Undistributed    Capital      Post-    Unrealized      Other            Total
                            Tax-Exempt     Ordinary        Loss      October   Appreciation   Temporary  Distributable Earnings
                               Income        Income    Carryforwards  Losses  (Depreciation) Differences  (Accumulated Losses)
Fund                           (000)         (000)         (000)       (000)       (000)        (000)             (000)
----                       ------------- ------------- ------------- -------- -------------- ----------- ----------------------
Large Cap Value Equity        $   --        $  330        $    --    $(1,918)    $(1,192)      $  (457)         $ (3,237)
Large Cap Growth Equity           --            46         (2,153)        --         786           (36)           (1,357)
RCB Small Cap Value               --           439             --       (635)     (6,866)           --            (7,062)
Opportunistic Value               --           174             --       (725)     (5,103)           --            (5,654)
Multi-Asset                       --           182             --       (362)     (2,832)         (181)           (3,193)
Corporate Bond                    --           243           (451)       (90)     (3,185)         (243)           (3,726)
Government Bond                   --           215           (535)        --         430          (216)             (106)
California Tax Exempt Bond        93            --            (42)       (52)       (482)          (93)             (576)
High Yield Bond                   --           283           (789)      (563)     (6,497)         (228)           (7,794)
Prime Money Market                --         3,639             --         --          --        (3,553)               86
Government Money Market           --         3,846             --         --          --        (3,831)               15
California Tax Exempt
   Money Market                2,581            --             --         --          --        (2,578)                3

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. At September 30, 2008, the breakdown of capital loss carryforwards is as follows:

                                         Expiring September 30,
                           -------------------------------------------------
                            2010  2011    2012  2013 2014  2015  2016
Fund                       (000)  (000)  (000) (000) (000) (000) (000) Total
----                       ----- ------- ----- ----- ----- ----- ----- -----
Large Cap Growth Equity      82   1,844   227    --    --    --    --  2,153
Corporate Bond               --      --    --    --    64   271   116    451
Government Bond              --      --    --    --    59   374   102    535
California Tax Exempt Bond   --      --    --    --    --    35     7     42
High Yield Bond              --     521    --    --   268    --    --    789

During the year ended September 30, 2008,the following Funds had utilized capital loss carryforwards to offset capital gains amounting to:

                            Amount
Fund                        (000)
                          ---------
Large Cap Growth Equity      $224
High Yield Bond                37
Prime Money Market            210

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2007 through September 30, 2008 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/(depreciation) for tax purposes at September 30, 2008 for each of the Equity and Fixed Income Funds and Multi-Asset Fund were as follows:

                                           Aggregate      Aggregate         Net
                                             Gross          Gross        Unrealized
                              Federal     Unrealized     Unrealized    Appreciation
                             Tax Cost    Appreciation   Depreciation   (Depreciation)
Fund                           (000)        (000)           (000)           (000)
----                         --------   -------------   ------------   --------------
Large Cap Value Equity       $101,568        $9,855       $(11,047)      $(1,192)
Large Cap Growth Equity        41,889         5,234         (4,448)          786
RCB Small Cap Value            32,434         3,869        (10,735)       (6,866)
Opportunistic Value            50,990         1,575         (6,678)       (5,103)
Multi Asset                    31,119            13         (2,845)       (2,832)
Corporate Bond                 73,071           298         (3,483)       (3,185)
Government Bond                68,388           451            (21)          430
California Tax Exempt Bond     35,321           158           (640)         (482)
High Yield Bond                37,212            82         (6,579)       (6,497)

At September 30, 2008, the Money Market Funds' cost of secu- rities for Federal income tax purposes approximates the cost located in the Schedule of Investments.

7.   CONCENTRATION OF CREDIT RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications.The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

The Multi-Asset Fund may invest in exchange-traded notes ("ETNs") as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection.The Fund will generally invest in ETNs which are linked to commodities indexes.The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.


                          CNI CHARTER FUNDS | PAGE 81
notes to financial statements

SEPTEMBER 30, 2008

CALIFORNIA TAX EXEMPT FUNDS - SPECIFIC RISKS

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

8. FUND MERGER

On April 15, 2007, the assets of the Technology Growth Fund were reorganized into the Large Cap Growth Fund. In this merger, 635,779 shares of the Technology Growth Fund were exchanged for 351,181 shares of the Large Cap Growth Fund in a tax-free exchange.

The value of the Technology Growth Fund on April 15, 2007 was $2,920,545. Upon the business combination of such Funds on April 15, 2007, the value of the Technology Growth Fund, which included accumulated realized losses of $1,428,382, and unrealized appreciation of $335,437, combined with the Large Cap Growth Fund was $56,094,352.

9. CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the years ended September 30, 2008 and September 30, 2007 were as follows:

                                     Large Cap Value    Large Cap Growth      RCB Small Cap      Opportunistic
                                    Equity Fund (000)   Equity Fund (000)   Value Fund (000)   Value Fund (000)
                                    -----------------   -----------------   ----------------   ----------------
                                      2008      2007      2008      2007     2008     2007           2008
                                    --------   ------   -------   -------   ------   -------   ----------------
CAPITAL SHARES ISSUED
   AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                      2,441     1,943       638     1,265      43        74             --
   Shares Issued from merger(1)          --        --        --       164      --        --             --
   Shares Issued in Lieu of
      Dividends and Distributions       469       433         6         8      55         6             --
   Shares Redeemed                   (2,015)   (1,531)   (1,601)     (893)   (286)     (262)            --
                                     ------    ------    ------     -----    ----      ----          -----
      Net Institutional
         Class Transactions             895       845      (957)      544    (188)     (182)            --
                                     ======    ======    ======    ======    ====      ====          =====
   CLASS N:
   Shares Issued                         66       379       107       461       4        20              1(2)
   Shares Issued from merger(1)          --        --        --       187      --        --             --
   Shares Issued in Lieu of
      Dividends and Distributions        66        69         1         3      55         5             --
   Shares Redeemed                     (246)     (179)     (274)     (283)   (116)      (78)            --
                                     ------    ------    ------     -----    ----      ----          -----
      Net Class N Transactions         (114)      269      (166)      368     (57)      (53)             1
                                     ======    ======    ======    ======    ====      ====          =====
   CLASS E:
   Shares Issued                         --        --        --        --      --        --          4,863(2)
   Shares Redeemed                       --        --        --        --      --        --             --
                                     ------    ------    ------     -----    ----      ----          -----
      Net Class E Transactions           --        --        --        --      --        --          4,863
                                     ======    ======    ======    ======    ====      ====          =====
   CLASS R:
   Shares Issued                         --        --        --        --     264       171             --
   Shares Issued in Lieu of
      Dividends and Distributions        --        --        --        --     280        23             --
   Shares Redeemed                       --        --        --        --    (704)     (487)            --
                                     ------    ------    ------     -----    ----      ----          -----
      Net Class R Transactions           --        --        --        --    (160)     (293)            --
                                     ======    ======    ======    ======    ====      ====          =====


                          CNI CHARTER FUNDS | PAGE 82

                                                                                     California
                                 Multi-Asset   Corporate Bond   Government Bond   Tax Exempt Bond
                                  Fund (000)     Fund (000)        Fund (000)        Fund (000)
                                 -----------   --------------   ---------------   ---------------
                                    2008        2008     2007    2008     2007     2008     2007
                                 -----------   ------   -----   ------   ------   ------   ------
CAPITAL SHARES ISSUED
   AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                    1,269       2,342   1,450    2,308    2,138    1,027    1,526
   Shares Issued in Lieu of
      Dividends and
      Distributions                     5          59      49       67       55       36       33
   Shares Redeemed                   (167)     (1,372)   (824)  (1,109)    (572)    (958)    (803)
                                    -----       -----   -----    -----    -----    -----    -----
      Net Institutional
         Class Transactions         1,107       1,029     675    1,266    1,621      105      756
                                    =====      ======   =====    =====    =====    =====    =====
   CLASS N:
   Shares Issued                    1,916           4      21       74       97       76        6
   Shares Issued in Lieu of
      Dividends and
      Distributions                    11           2       2        4        3       --        1
   Shares Redeemed                   (204)        (46)    (52)     (67)     (19)     (62)     (27)
                                    -----       -----   -----    -----    -----    -----    -----
      Net Class N Transactions      1,723         (40)    (29)      11       81       14      (20)
                                    =====      ======   =====    =====    =====    =====    =====

                                                                                                          California
                                  High-Yield            Prime                   Government                Tax Exempt
                                     Bond            Money Market              Money Market              Money Market
                                  Fund (000)          Fund (000)                Fund (000)                Fund (000)
                                 -----------   -----------------------   -----------------------   -----------------------
                                 2008   2007      2008         2007         2008         2007         2008         2007
                                 ----   ----   ----------   ----------   ----------   ----------   ----------   ----------
CAPITAL SHARES ISSUED
   AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                  142    177    1,704,267    1,324,934      553,021      532,859    1,830,572    2,517,017
   Shares Issued in Lieu of
      Dividends and
      Distributions               104     94        2,772        3,872            3            4           --           --
   Shares Redeemed               (288)  (679)  (1,612,805)  (1,278,386)    (500,209)    (537,787)  (1,762,382)  (2,512,794)
                                 ----   ----   ----------   ----------   ----------   ----------   ----------   ----------
      Net Institutional
         Class Transactions       (42)  (408)      94,234       50,420       52,815       (4,924)      68,190        4,223
                                 ====   ====   ==========   ==========   ==========   ==========   ==========   ==========
   CLASS N:
   Shares Issued                  193    157    3,333,223    2,695,734    6,290,498    5,523,344    2,477,610    2,143,730
   Shares Issued in Lieu of
      Dividends and
      Distributions               121    100       13,996       12,208       43,391       62,437        9,947       13,108
   Shares Redeemed               (205)  (236)  (3,093,998)  (2,477,866)  (5,618,090)  (5,235,257)  (2,302,084)  (2,092,998)
                                 ----   ----   ----------   ----------   ----------   ----------   ----------   ----------
      Net Class N Transactions    109     21      253,221      230,076      715,799      350,524      185,473       63,840
                                 ====   ====   ==========   ==========   ==========   ==========   ==========   ==========
   CLASS S:
   Shares Issued                   --     --    1,657,732    1,873,534      801,055      775,804      409,458      390,230
   Shares Redeemed                 --     --   (1,644,197)  (1,577,751)    (713,370)    (686,827)    (446,618)    (318,443)
                                 ----   ----   ----------   ----------   ----------   ----------   ----------   ----------
      Net Class S Transactions     --     --       13,535      295,783       87,685       88,977      (37,160)      71,787
                                 ====   ====   ==========   ==========   ==========   ==========   ==========   ==========

(1)  SEE NOTE 8 IN THE NOTES TO FINANCIAL STATEMENTS.

(2)  INCLUDES SUBSCRIPTIONS AS A RESULT OF IN-KIND TRANSFERS OF SECURITIES (SEE
     NOTE 10).

AMOUNTS DESIGNATED AS "--" ARE EITHER 0 OR HAVE BEEN ROUNDED TO 0.


                          CNI CHARTER FUNDS | PAGE 83
notes to financial statements

SEPTEMBER 30, 2008

10. IN-KIND TRANSACTIONS

During the year ended September 30, 2008, the Opportunistic Value Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on June 26, 2008 as follows:

 Shares       Value
 Issued   ($ Thousands)
-------   -------------
579,800       $5,979

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements."This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

12. SUBSEQUENT EVENT

The CNI Charter Funds Board of Trustees approved the participation by the Prime Money Market Fund, Government Money Market Fund and California Money Market Fund (each, a "Fund," and collectively, the "Funds") in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program insures shares held by money market fund investors as of the close of business on September 19, 2008 against loss in the event that a money market fund liquidates its holdings and shareholders receive less than $1.00 per share. The guarantee is triggered if the money market fund's net asset value per share falls below $0.995. Participation by a Fund in the Program does not reflect a decision by the Fund to liquidate, and the Trust, in consultation with the Funds' investment adviser, City National Asset Management, Inc., views the liquidation of each Fund as unlikely. The Program covers shareholders of each Fund for amounts they held in the Fund as of the close of business on September 19, 2008. New accounts opened since September 19, 2008 and any increase in the number of shares held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. If shares held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of the number of shares held by that shareholder as of September 19, 2008, or the number of shares held by that shareholder on the date the guarantee is called upon. If a shareholder closes its account after September 19, 2008, new investments by that shareholder in the Fund will not be guaranteed. Guarantee payments under the Program will not exceed the amount available to all participating money market funds within the U.S. Department of the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. Currently, ESF assets are approximately $50 billion.

The Program is designed to address temporary dislocations in the credit markets. The Program will operate through December 18, 2008. After the initial term, the Secretary of the Treasury has the option to extend the Program up to the close of business on September 18, 2009. Participation in the initial three months of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of each Fund as of September 19, 2008. This expense will be borne by each Fund and will not be subject to any expense limitation currently in effect. If the Program is extended, each Fund will consider whether to participate, and there is no assurance that each Fund will continue to participate in the Program. Participation in any extensions of the Program will require an additional payment by each Fund. Additional information about the Program is available on the U.S. Department of the Treasury's website at www.ustreas.gov.


                          CNI CHARTER FUNDS | PAGE 84
report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF CNI CHARTER FUNDS:

We have audited the accompanying statements of assets and liabilities of the CNI Charter Funds comprised of the Large Cap Value Equity Fund, Large Cap Growth Equity Fund, RCB Small Cap Value Fund, Opportunistic Value Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Multi-Asset Fund, Prime Money Market Fund, Government Money Market Fund, and California Tax Exempt Money Market Fund (collectively, "the Funds"), including the schedules of investments, as of September 30, 2008 and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CNI Charter Funds as of September 30, 2008, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ KPMG LLP

NOVEMBER 24, 2008


                           CNI CHARTER FUNDS | PAGE 85
trustees and officers (UNAUDITED)

SEPTEMBER 30, 2008

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2008. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940 are referred to as "Independent Trustees."Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers.The SAI may be obtained without charge by calling 1-888-889-0799.

                                        TERM OF
                                        OFFICE                                                      NUMBER OF
                                          AND                                                     PORTFOLIOS IN        OTHER
         NAME           POSITION(S)    LENGTH OF                                                   FUND COMPLEX    DIRECTORSHIPS
       ADDRESS,          HELD WITH       TIME                PRINCIPAL OCCUPATION(S)               OVERSEEN BY        HELD BY
      AND AGE(1)           TRUST       SERVED(2)              DURING PAST FIVE YEARS             BOARD MEMBER(3)     TRUSTEE(4)
---------------------   -----------   ----------   -------------------------------------------   ---------------   -------------
INTERESTED TRUSTEE

Vernon C. Kozlen*       Trustee          Since     President and Chief Executive Officer, CNI           17              None
Age: 65                                May 2007    Charter Funds (2000-2007). Executive Vice
                                                   President and Director of Asset Management
                                                   Development, CNB (1996-2007). Director,
                                                   Reed, Conner & Birdwell LLC (2000-present),
                                                   and Convergent Capital Management, LLC
                                                   (2003-present). Chairman of the Board,
                                                   CNAM, Inc. (2001-2005). Chairman of the
                                                   Board, City National Securities, Inc.
                                                   (1999-2005). Director, CNAM, Inc.
                                                   (2001-2006), and City National Securities,
                                                   Inc. (1999-2006).

INDEPENDENT TRUSTEES

Irwin G. Barnet, Esq.   Trustee       Since 1999   Attorney and partner, Reed Smith LLP, a law          17              None
Age: 70                                            firm (2003-present).Attorney and principal,
                                                   Crosby, Heafey, Roach & May P.C., a law
                                                   firm (2000-2002 ). Attorney and principal,
                                                   Sanders, Barnet, Goldman, Simons & Mosk, a
                                                   law firm (1980-2000).

Victor Meschures        Trustee       Since 1999   Certified Public Accountant, Meschures,              17              None
Age: 70                                            Campeas,Thompson, Snyder and Pariser, LLP,
                                                   an accounting firm (1964-present).

William R. Sweet        Trustee       Since 1999   Retired. Executive Vice President, Union             17              None
Age: 71                                            Bank of California (1985-1996).

James Wolford           Trustee       Since 1999   Chief Financial Officer, Bixby Land                  17              None
Age: 54                                            Company, a real estate company
                                                   (2004-present). Regional Financial Officer,
                                                   AIMCO, a real estate investment trust
                                                   (2004). Chief Financial Officer, DBM Group,
                                                   a direct mail marketing company
                                                   (2001-2004). Senior Vice President and Chief
                                                   Operating Officer, Forecast Commercial Real
                                                   Estate Service, Inc. (2000-2001). Senior
                                                   Vice President and Chief Financial Officer,
                                                   Bixby Ranch Company (1985-2000).


                           CNI CHARTER FUNDS | PAGE 86

                                                TERM OF
                                                 OFFICE
                                                  AND
          NAME                  POSITION       LENGTH OF
        ADDRESS,               HELD WITH          TIME                      PRINCIPAL OCCUPATION(S)
         AND AGE                 TRUST         SERVED(2)                    DURING PAST FIVE YEARS
------------------------   -----------------   ---------   --------------------------------------------------------
OFFICERS

Timothy D. Barto           Vice President        Since     Attorney, Vice President and Assistant Secretary of SEI
SEI Investments            and Assistant          2000     Investments (1999-Present).Vice President and Assistant
One Freedom Valley Drive   Secretary                       Secretary of Administrator (1999-Present). Officer of
Oaks, PA 19456                                             various investment companies administered by
Age: 40                                                    Administrator (1999-2004).Assistant Secretary of the
                                                           Distributor (2003-2004).Vice President of the
                                                           Distributor (1999-2004).

Eric Kleinschmidt          Controller and        Since     Director of Fund Accounting, SEI Investments
SEI Investments            Chief Operating        2005     (2004-Present). Manager of Fund Accounting, SEI
One Freedom Valley Drive   Officer                         Investments (1999-2004).
Oaks, PA 19456
Age: 40

Valerie Y. Lewis           Vice President        Since     Chief Compliance Officer, CNAM, Inc. (August,
City National Bank         and Chief              2005     2005-present). Fund Boards Specialist - Assistant
400 N. Roxbury Drive       Compliance                      Secretary, Capital Research and Management and Company
Beverly Hills, CA 90210    Officer                         Capital International, Inc. (1999-2005).
Age: 52

James Ndiaye               Vice President        Since     Attorney, SEI Investments Company (2004-present).Vice
SEI Investments            and Assistant          2005     President, Deutsche Asset Management
One Freedom Valley Drive   Secretary                       (2003-2004).Associate, Morgan Lewis & Bockius LLP
Oaks, PA 19456                                             (2000-2003).Assistant Vice President, ING Variable
Age: 40                                                    Annuities Group (1999-2000).

Michael T. Pang            Vice President        Since     Attorney, SEI Investments Company (2005-present).
SEI Investments            and Assistant          2005     Counsel, Caledonian Bank & Trust's Mutual Funds Group
One Freedom Valley Drive   Secretary                       (2004-2005). Counsel, Permal Asset Management
Oaks, PA 19456                                             (2001-2004).Associate, Schulte, Roth & Zabel's
Age: 36                                                    Investment Management Group (2000-2001).

----------
(1) Each trustee may be contacted by writing to the Trustee c/o CNI Charter Funds, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders is called for the purpose of electing trustees and until the election and qualification of his or her successor in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office until their respective successors are chosen or qualified, or until their removal or resignation, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

(3) The "Fund Complex" consists of all series of the Trust. As of September 30, 2008, the Fund Complex consisted of 17 Funds.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

* Mr. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc., until March 2007.


                           CNI CHARTER FUNDS | PAGE 87
trustees and officers (UNAUDITED) (CONTINUED)

SEPTEMBER 30, 2008

                                                TERM OF
                                                 OFFICE
                                                  AND
          NAME                  POSITION       LENGTH OF
        ADDRESS,               HELD WITH          TIME                      PRINCIPAL OCCUPATION(S)
         AND AGE                 TRUST           SERVED                     DURING PAST FIVE YEARS
------------------------   -----------------   ---------   --------------------------------------------------------
OFFICERS (CONCLUDED)

Rodney J. Olea             Vice President        Since     Senior Vice President, CNAM, Inc. (2001-present). Senior
City National Bank                                2000     Vice President and Director of Fixed Income, CNB
400 N. Roxbury Drive                                       (1994-present).
Beverly Hills, CA 90210
Age: 43

Joseph Gallo               Vice President        Since     Attorney for SEI Investments since 2007. Associate
SEI Investments            and Secretary          2008     Counsel at ICMA-RC from 2004 to 2007. Assistant
One Freedom Valley Drive                                   Secretary of The Vantage Trust Company in 2007.
Oaks, PA 19456                                             Assistant Secretary of The Vantagepoint Funds from 2006
Age: 35                                                    to 2007. Investigator, U.S. Department of Labor from
                                                           2002 to 2004.

Timothy G. Solberg         Vice President        Since     Managing Director and Chief Investment Officer, CCM
CCM Advisors, LLC          and Assistant          2005     Advisors (2001-present); Director of Marketing and
190 S. LaSalle Street      Secretary                       Client Services, Hewitt Investment Group, a Division of
Suite 2800                                                 Hewitt Associates LLC (1989-2001).
Chicago, IL 60603
Age: 55

Susan Rudzinski            Vice President        Since     Compliance Director, Convergent Capital Management, LLC
CCM Advisors, LLC                                 May      (2006-present); Self-employed Investment Advisory
190 S. LaSalle Street                             2007     Compliance and Operations Consultant (2005-2006);
Suite 2800                                                 Manager,Affiliate Contracts, The Burridge Group LLC
Chicago, IL 60603                                          (2003-2004).
Age: 45

Richard A. Weiss           President             Since     President, CNAM, Inc. (2001-present). Executive Vice
City National Bank         and Chief              2008     President and Chief Investment Officer, CNB
400 N. Roxbury Drive       Executive Officer               (1999-present). Director, City National Securities
Beverly Hills, CA 90210                                    (April 2003-present). Executive Vice President and Chief
Age: 48                                                    Investment Officer. Sanwa Bank California (1994-1999).


                           CNI CHARTER FUNDS | PAGE 88
notice to shareholders (UNAUDITED)

SEPTEMBER 30, 2008

For shareholders that do not have a September 30, 2008 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2008 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2008, each of the California Tax Exempt Bond Fund and California Tax Exempt Money Market Fund is designating 82.82% and 93.28%, respectively, of its distributions paid from net investment income as exempt-interest dividends under
Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2008 each Fund is designating the following items with regard to distributions paid during the year:

                                                                                                     (E)
                                                                                                  DIVIDENDS
                                       (A)             (B)                                       QUALIFYING
                                    LONG TERM        ORDINARY         (C)           (D)         FOR CORPORATE
                                   CAPITAL GAIN       INCOME      TAX EXEMPT       TOTAL       DIVIDENDS REC.
                                  DISTRIBUTIONS   DISTRIBUTIONS    INTEREST    DISTRIBUTIONS    DEDUCTION (1)
                                  -------------   -------------   ----------   -------------   --------------
Large Cap Value Equity Fund           75.34%          24.66%          0.00%       100.00%          100.00%
Large Cap Growth Equity Fund           0.00%         100.00%          0.00%       100.00%          100.00%
RCB Small Cap Value Fund              68.07%          31.93%          0.00%       100.00%           21.13%
Opportunistic Value Fund               0.00%           0.00%          0.00%         0.00%            0.00%
Multi-Asset Fund                       0.00%         100.00%          0.00%       100.00%            0.82%
Corporate Bond Fund                    0.00%         100.00%          0.00%       100.00%            0.00%
Government Bond Fund                   0.00%         100.00%          0.00%       100.00%            0.00%
California Tax Exempt Bond Fund        0.00%           0.00%        100.00%       100.00%            0.00%
High Yield Bond Fund                   0.00%         100.00%          0.00%       100.00%            0.00%
Prime Money Market Fund                0.00%         100.00%          0.00%       100.00%            0.00%
Government Money Market Fund           0.00%         100.00%          0.00%       100.00%            0.00%
California Tax Exempt Money
   Market Fund                         0.00%           0.07%         99.93%       100.00%            0.00%

                                       (F)
                                   QUALIFYING
                                    DIVIDEND          (G)            (H)             (I)
                                     INCOME          U.S.          INTEREST      SHORT -TERM
                                    (15% RATE     GOVERNMENT       RELATED       CAPITAL GAIN
                                  FOR QDI) (2)   INTEREST (3)   DIVIDENDS (4)   DIVIDENDS (5)
                                  ------------   ------------   -------------   -------------
Large Cap Value Equity Fund          100.00%         0.00%           0.00%           0.00%
Large Cap Growth Equity Fund         100.00%         0.00%           0.00%           0.00%
RCB Small Cap Value Fund              22.03%         0.00%           7.81%         100.00%
Opportunistic Value Fund               0.00%         0.00%           0.00%           0.00%
Multi-Asset Fund                      19.73%        29.64%          22.85%           0.00%
Corporate Bond Fund                    0.00%         3.39%          96.70%           0.00%
Government Bond Fund                   0.00%        27.34%          96.84%           0.00%
California Tax Exempt Bond Fund        0.00%         0.00%           0.00%           0.00%
High Yield Bond Fund                   0.00%         0.00%          99.40%           0.00%
Prime Money Market Fund                0.00%         3.54%          99.86%           0.00%
Government Money Market Fund           0.00%        40.27%          99.99%           0.00%
California Tax Exempt Money
   Market Fund                         0.00%         0.00%           0.06%           0.00%

(1) "DIVIDENDS RECEIVED DEDUCTION" REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

(2) "QUALIFYING DIVIDEND INCOME" REPRESENT QUALIFYING DIVIDENDS AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003. IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAX AMOUNT PERMITTED BY LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENT THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME. GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR SHAREHOLDERS WHO ARE RESI- DENTS OF CALIFORNIA, CONNECTICUT OR NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) "INTEREST RELATED DIVIDENDS" REPRESENT QUALIFYING INTEREST THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

(5) "SHORT-TERM CAPITAL GAIN DIVIDENDS" REPRESENT QUALIFYING SHORT-TERM CAPITAL GAIN THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

ITEMS (A), (B), (C) AND (D) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.

ITEMS (E) AND (F) ARE BASED ON THE PERCENTAGE OF "ORDINARY INCOME
DISTRIBUTIONS."

ITEM (G) IS BASED ON THE PERCENTAGE OF GROSS INCOME OF EACH FUND.

ITEM (H) IS BASED ON THE PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS.

ITEM (I) IS BASED ON THE PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS.


                           CNI CHARTER FUNDS | PAGE 89
disclosure of fund expenses (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - NOT your Fund's actual return - the account values shown do not apply to your specific investment.

                           BEGINNING     ENDING                 EXPENSES
                            ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                             VALUE       VALUE       EXPENSE     DURING
                             4/1/08     9/30/08      RATIOS      PERIOD*
                           ---------   ---------   ----------   --------
LARGE CAP VALUE FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $  911.80      0.95%       $ 4.54
Class N                     1,000.00      910.50      1.20%         5.73
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,020.25      0.95%       $ 4.80
Class N                     1,000.00    1,019.00      1.20%         6.06

LARGE CAP GROWTH FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $  911.90      0.98%       $ 4.68
Class N                     1,000.00      911.00      1.23%         5.88
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,020.10      0.98%       $ 4.95
Class N                     1,000.00    1,018.85      1.23%         6.21

                           BEGINNING     ENDING                 EXPENSES
                            ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                             VALUE       VALUE       EXPENSE     DURING
                             4/1/08     9/30/08      RATIOS      PERIOD*
                           ---------   ---------   ----------   --------
RCB SMALL CAP VALUE FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $  864.70      1.20%      $5.59
Class N                     1,000.00      863.60      1.46%       6.80
Class R                     1,000.00      865.50      1.09%       5.08
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,019.00      1.20%      $6.06
Class N                     1,000.00    1,017.70      1.46%       7.36
Class R                     1,000.00    1,019.55      1.09%       5.50

OPPORTUNISTIC VALUE FUND(1)

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $  931.00      0.23%      $0.58+
Class N                     1,000.00      931.00      1.20%       3.04+
Class E                     1,000.00      930.00      0.69%       1.75+
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,018.75      0.23%      $1.16
Class N                     1,000.00    1,019.00      1.20%       6.06
Class E                     1,000.00    1,021.55      0.69%       3.49

(1)  Commenced operations June 26, 2008.

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

+ Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 96/366 (to reflect the period from the Fund's commencement through September 30, 2008).


                           CNI CHARTER FUNDS | PAGE 90

                           BEGINNING     ENDING                 EXPENSES
                            ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                             VALUE       VALUE       EXPENSE     DURING
                             4/1/08     9/30/08      RATIOS      PERIOD*
                           ---------   ---------   ----------   --------
MULTI-ASSET FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $  923.50      1.25%       $6.01
Class N                     1,000.00      921.50      1.49%        7.16
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,018.75      1.25%       $6.31
Class N                     1,000.00    1,017.55      1.49%        7.52

CORPORATE BOND FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $  964.60      0.73%       $3.59
Class N                     1,000.00      963.50      0.98%       $4.81
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,021.35      0.73%       $3.69
Class N                     1,000.00    1,020.10      0.98%        4.95

GOVERNMENT BOND FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $1,004.90      0.70%       $3.51
Class N                     1,000.00    1,003.60      0.95%        4.76
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,021.50      0.70%       $3.54
Class N                     1,000.00    1,020.25      0.95%        4.80

CALIFORNIA TAX-EXEMPT BOND FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $  996.90      0.50%       $2.50
Class N                     1,000.00      995.70      0.75%        3.74
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,022.50      0.50%       $2.53
Class N                     1,000.00    1,021.25      0.75%        3.79

HIGH YIELD BOND FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $  940.10      1.00%       $4.85
Class N                     1,000.00      938.70      1.30%        6.30
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,020.00      1.00%       $5.05
Class N                     1,000.00    1,018.50      1.30%        6.56

                           BEGINNING     ENDING                 EXPENSES
                            ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                             VALUE       VALUE       EXPENSE     DURING
                             4/1/08     9/30/08      RATIOS      PERIOD*
                           ---------   ---------   ----------   --------
PRIME MONEY MARKET FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $1,010.70      0.58%       $2.92
Class N                     1,000.00    1,009.50      0.80%        4.02
Class S                     1,000.00    1,008.50      1.00%        5.02
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,022.10      0.58%       $2.93
Class N                     1,000.00    1,021.00      0.80%        4.04
Class S                     1,000.00    1,020.00      1.00%        5.05

GOVERNMENT MONEY MARKET FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $1,009.10      0.59%       $2.96
Class N                     1,000.00    1,008.00      0.81%        4.07
Class S                     1,000.00    1,007.00      1.01%        5.07
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,022.05      0.59%       $2.98
Class N                     1,000.00    1,020.95      0.81%        4.09
Class S                     1,000.00    1,019.95      1.01%        5.10

CALIFORNIA TAX EXEMPT MONEY MARKET FUND

ACTUAL FUND RETURN
Institutional Class        $1,000.00   $1,006.80      0.55%       $2.76
Class N                     1,000.00    1,005.70      0.78%        3.91
Class S                     1,000.00    1,004.60      0.98%        4.91
HYPOTHETICAL 5% RETURN
Institutional Class        $1,000.00   $1,022.25      0.55%       $2.78
Class N                     1,000.00    1,021.10      0.78%        3.94
Class S                     1,000.00    1,020.10      0.98%        4.95

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


                           CNI CHARTER FUNDS | PAGE 91

Board Approval of Advisory and Sub-Advisory Agreements
(UNAUDITED)

The Board of Trustees of CNI Charter Funds (the "Trust") is comprised of five Trustees, four of whom are independent of the Trust's investment advisers and sub-advisers (the "Independent Trustees"). During the six months ended September 30, 2008, the Board and the Independent Trustees approved renewal of the Trust's advisory agreement (the "Management Agreement") with City National Asset Management, Inc. ("CNAM"); renewal of CNAM's sub-advisory agreement (the "RCB Agreement") with Reed, Conner & Birdwell, LLC ("RCB") with respect to the RCB Small Cap Value Fund (the "RCB Fund"); renewal of CNAM's sub-advisory agreement (the "Halbis Agreement") with Halbis Capital Management (USA), Inc. ("Halbis") with respect to the High Yield Bond Fund; amendment of the Management Agreement to add the new Opportunistic Value Fund series of the Trust; and approval of a new sub-advisory agreement (the "SKBA Agreement") between CNAM and SKBA Capital Management, LLC ("SKBA") with respect to the Opportunistic Value Fund. The RCB Agreement, the Halbis Agreement and the SKBA Agreements are collectively referred to below as the "Sub-Advisory Agreements" and the Management Agreement and Sub-Advisory Agreements are referred to below as the "Agreements."

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each relevant investment portfolio of the Trust (each a "Fund"), although the Board took into account the common interests of all the relevant Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by CNAM, RCB and Halbis and to be performed by SKBA. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of CNAM, RCB, Halbis or SKBA were present.

The Board reviewed extensive materials regarding investment results of CNAM, RCB, Halbis, and SKBA and advisory fee and expense comparisons, financial information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CNAM

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by CNAM, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes, including sub-adviser oversight processes; its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

INVESTMENT PERFORMANCE*

The Board assessed the performance of each Fund compared with its respective benchmark and the average of all funds in its respective peer group category (each, a "universe") selected by Lipper, Inc. and iMoneyNet, Inc. (for the money market funds only) for the one-, two-, three- and five-year and since inception periods ended June 30, 2008 (one-, three- and six-months and since inception periods with respect to the Multi-Asset Fund, which commenced operations on October 1, 2007). The Board also reviewed the performance of each Fund compared with the average performance of all funds in its respective "bank channel" universe, which includes only those funds in the Fund's Lipper universe that are distributed through


                          CNI CHARTER FUNDS | PAGE 92

Board Approval of Advisory and Sub-Advisory Agreements
(UNAUDITED) (CONTINUED)

institutional and retail bank channels. The Board made the following observations in reviewing the Funds' performance:

- The annualized total returns of the PRIME MONEY MARKET FUND AND CALIFORNIA TAX EXEMPT MONEY MARKET FUND were slightly below but near the average returns of the relevant Lipper institutional money market fund universes, iMoneyNet institutional fund universes, and bank channel universes for all periods.

- The annualized total returns of the GOVERNMENT MONEY MARKET FUND were below the average returns of the relevant Lipper institutional money market fund universe and near or above the average returns of the relevant iMoneyNet institutional fund universe and bank channel universe for all periods except for the period since inception (for which period the Fund's returns were below all measures).

- The annualized total returns of the LARGE CAP GROWTH EQUITY FUND were above the average returns of the Lipper large cap growth fund universe and bank channel universe and the S&P 500/Citigroup Growth Index returns for the two- and three-year and since inception periods, above the Lipper large cap growth fund universe and the S&P 500/Citigroup Growth Index returns and below the bank channel universe returns for the one-year period, and below all those measures for the five-year period.

- The annualized total returns of the LARGE CAP VALUE EQUITY FUND were above the average returns of the S&P 500/Citigroup Value Index returns and below the Lipper large cap value funds universe and the bank channel universe returns for the one- and two-year periods, above those measures (except the Index) for the three- and five-year periods, and below those measures for the period since inception.

- The annualized total returns of the RCB SMALL CAP VALUE FUND were below the Lipper small cap core funds universe average returns, Russell 2000 Index returns and bank channel universe average returns for the one-, two-, three- and five-year periods, but were above all those measures for the period since inception.

- The annualized total returns of the MULTI-ASSET FUND were above the Lipper flexible portfolio funds universe and bank channel universe returns for the one-, three- and six-month periods and the period since inception and below a blended index comprised of 60% in the S&P 500 Index and 40% in the Barclays Intermediate Government/Credit Index (the "Blended Index"), CPI plus 500 basis points benchmark and the Barclays US Treasury Inflation Protected Securities Index for all periods (except the Barclays Index for the 3-month period and the Blended Index for the since inception period).

- The annualized total returns of the CORPORATE BOND FUND were above the average returns of the Lipper short/intermediate investment-grade universe, the bank channel universe, and the Barclays Intermediate US Corporate Index returns for the one-, two- and three- year periods and above all measures except for the Index for the five-year and since inception periods.

- The annualized total returns of the GOVERNMENT BOND FUND were above the average returns of the Lipper short/intermediate US government universe and the bank channel universe and below the Barclays US Government Bond Index returns for all periods.

- The annualized total returns of the CALIFORNIA TAX EXEMPT BOND FUND were above the average returns of the Lipper California short/intermediate debt universe and the bank channel universe and below the Barclays California Intermediate-Short Municipal Index returns for all periods.

- The annualized total returns of the HIGH YIELD BOND FUND were above the average returns of the Lipper high current yield bond fund universe and the bank channel universe and below the Citigroup Bond High-Yield Market Index returns for the one-, two-, three- and five-year periods and above all measures for the period since inception.

The Board concluded that CNAM continued to provide high quality management and oversight services to the Funds. They noted that the investment results of the Funds were generally good during the past year and, in most cases, during previous periods; that in the instances where some of the Funds had below average short-term performance results their longer term results were good; that the results for the Money Market Funds compared to their peer groups were acceptable given the special services and investment focuses of those Funds; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.


                          CNI CHARTER FUNDS | PAGE 93

Board Approval of Advisory and Sub-Advisory Agreements
(UNAUDITED) (CONTINUED)

With respect to the Opportunistic Value Fund, the Board noted that CNAM intended to delegate all active portfolio management with respect to the Fund to SKBA. The Board considered the performance returns of SKBA's Value Opportunity composite, which SKBA managed using substantially the same investment strategies as it would use with respect to the Opportunistic Value Fund, subject to CNAM's oversight. The Board noted that the annual returns of the Value Opportunity composite for the one- and three-year periods ending December 31, 2007 were lower than the returns for the S&P 500 Index, the Russell 1000 Value Index, the Lipper large cap value funds universe average, the bank channel universe average, and the average of a peer group of 40 funds included in the Lipper universe that were expected to be most similar to the Fund based on factors including minimum investments and asset size (the "Peer Group"). The Trustees noted, however, that the Value Opportunity composite returns were higher than the returns of the S&P 500 Index, Lipper universe and bank channel universe for the five-year period, and above all measures for the seven-year, ten-year and since-inception periods ending December 31, 2007 (except for the Russell 1000 Index for the since-inception period). The Board concluded that CNAM would likely be able to provide high quality management and oversight services to the Opportunistic Value Fund.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by CNAM and the total expenses of each of the Funds compared to those of the funds included in the relevant Lipper and bank channel universes, and concluded that the advisory fees and expenses of the Funds continued to be reasonable.

The Board observed that the actual investment advisory fees (net of fee waivers) paid by the California Tax-Exempt Money Market Fund, California Tax-Exempt Bond Fund and Multi-Asset Fund were below the relevant Lipper averages, and the fees paid by the other Funds were within the middle 60% of all funds in the relevant Lipper universe (except for the Government Money Market Fund and the High Yield Bond Fund, which were in the highest 20% of the funds in the relevant Lipper universes). With respect to the Government Money Market Fund, the Board noted the substantial demands on CNAM's portfolio management staff described below. With respect to the High Yield Bond Fund, the Board observed that the average credit quality of the Fund's holdings is higher than the average credit quality of other high yield bond funds, and that highly specialized expertise and continuous monitoring is required to maintain such high average credit quality. As the Funds represent CNAM's sole investment advisory clients, the Board was not able to compare the fees charged to the Funds by CNAM with fees charged to other institutional clients of CNAM.

With respect to the total expenses of the Funds, the Board considered that total expenses (before fee waivers) as of June 30, 2008 were below the averages for relevant Lipper fund universes (except for the Prime Money Market Fund, California Tax-Exempt Money Market Fund, Government Money Market Fund and Multi-Asset Fund, each of which were within the middle 60% of funds in its Lipper universe). The Board noted that the Money Market Funds offered unique features such as automatic sweep functions, late cut-off times for investment, and no minimum transaction size requirements, and as a result had high levels of activity and considerable asset volatility, which created substantial demands on CNAM's portfolio management staff. With respect to the Multi-Asset Fund, the Board observed that the Fund had commenced operations on October 1, 2007 and that the assets of the Fund were relatively low.

With respect to the Opportunistic Value Fund, the Trustees noted that CNAM's proposed annual investment advisory fee was below the average advisory fee of the funds in each of the Peer Group, the Lipper universe and the bank channel universe. In considering total expenses, the Trustees noted that the estimated expense ratios for all classes of the Fund were lower than the average total expense ratios of the funds in the Lipper universe and the bank channel universe.

The Board considered information prepared by CNAM relating to its costs and profits with respect to the Funds, noting that because the Trust is CNAM's sole client, all of CNAM's costs are allocable to the Trust. The Board also considered the benefits received by CNAM and its affiliates as a result of CNAM's relationship with the Funds, including investment advisory fees paid to CNAM, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity arising in connection with the Funds' performance. They also noted that although there were no advisory fee breakpoints,


                          CNI CHARTER FUNDS | PAGE 94

Board Approval of Advisory and Sub-Advisory Agreements
(UNAUDITED) (CONTINUED)

based on CNAM's operations significant economies of scale were not likely to be realized until the asset levels of most of the Funds were significantly higher than their current levels.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CNAM pursuant to the Management Agreement is fair and reasonable in light of the nature and quality of the services being provided by CNAM to the respective Funds and their shareholders, and that renewal of the Management Agreement was in the best interest of the Funds and their shareholders. With respect to the Opportunistic Value Fund, the Board and the Independent Trustees concluded that the compensation proposed to be paid to CNAM by the Fund pursuant to the Management Agreement is fair and reasonable in light of the nature and quality of the services to be provided by CNAM to the Fund and its shareholders, and that approval of the amended Management Agreement was in the best interest of the Fund and its shareholders.

RCB

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by RCB to the RCB Fund, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the RCB Fund; and the overall general quality and depth of its organization. The Board also reviewed RCB's investment philosophy and processes as well as its brokerage and trading practices.

INVESTMENT PERFORMANCE

The Board's observations regarding the RCB Fund's performance are described above. The Board noted that although the RCB Fund had underperformed relative to the Lipper small cap core funds universe average returns and Russell 2000 Index returns for the short-term periods, the RCB Fund's long-term performance was good, and the Board determined to continue to monitor the performance of the RCB Fund.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by RCB and observed that the fees charged by RCB were low compared to the fees it charged to other institutional clients. They noted that CNAM pays RCB's sub-advisory fees out of CNAM's advisory fee. Although RCB's fee schedule has no breakpoints, they also noted that the asset levels of the RCB Fund were not so substantial that they would lead to significant economies of scale.

The Board considered information prepared by RCB relating to its costs and profits with respect to the RCB Fund, as well as the methodologies used to determine and allocate such costs to its management of the Fund. The Board also considered the benefits received by RCB and its affiliates as a result of RCB's relationship with the Fund, including the sub-advisory fees paid to RCB, fees paid to CNAM as the Fund's adviser, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity arising in connection with the RCB Fund's performance.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to RCB pursuant to the RCB Agreement is fair and reasonable in light of the nature and quality of the services being provided by RCB to the RCB Fund and its shareholders, and that renewal of the RCB Agreement was in the best interest of the Fund and its shareholders.

HALBIS

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by Halbis to the High Yield Bond Fund, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the High Yield Bond Fund; and the overall general quality and


                          CNI  CHARTER FUNDS | PAGE 95

Board Approval of Advisory and Sub-Advisory Agreements
(UNAUDITED) (CONCLUDED)

depth of its organization. The Board also reviewed Halbis' investment philosophy and processes as well as its brokerage and trading practices.

INVESTMENT PERFORMANCE

The Board's observations regarding the High Yield Bond Fund's performance are described above. As indicated above, the Board and the Independent Trustees concluded that Halbis continued to provide high quality services to the High Yield Bond Fund.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by Halbis and observed that the fees charged by Halbis were low compared to its standard fee schedule. They also noted that CNAM pays Halbis' sub-advisory fees out of CNAM's advisory fee.

The Board considered information prepared by Halbis relating to its revenues with respect to the High Yield Bond Fund as well as the benefits received by Halbis as a result of Halbis' relationship with the Funds, including fees paid to Halbis as the Fund's sub-adviser and the intangible benefits of any favorable publicity arising in connection with the High Yield Bond Fund's performance.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to Halbis pursuant to the Halbis Agreement is fair and reasonable in light of the nature and quality of the services being provided by Halbis to the High Yield Bond Fund and its shareholders, and that renewal of the Halbis Agreement was in the best interest of the Fund and its shareholders.

SKBA

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services to be provided by SKBA to the Opportunistic Value Fund, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the Opportunistic Value Fund; and the overall general quality and depth of its organization. The Board also reviewed SKBA's investment philosophy and processes as well as its brokerage and trading practices.

INVESTMENT PERFORMANCE

The Board's observations regarding SKBA's Value Opportunity composite performance are described above. As indicated above, the Board and the Independent Trustees concluded that SKBA would likely provide high quality services to the Opportunistic Value Fund.

ADVISORY FEES AND FUND EXPENSES

With respect to SKBA's proposed advisory fees, the Trustees made the same observations they had made in reviewing CNAM's advisory fee with respect to the Fund. They also noted that SKBA's proposed advisory fee with respect to the Opportunistic Value Fund was higher than SKBA's fees with respect to the other series of the Trust for which it serves as sub-adviser. The Trustees considered, however, that SKBA had agreed to implement expense caps for all classes of the Fund, and that any reimbursement of Fund expenses in excess of the caps would be SKBA's responsibility. They also noted that CNAM pays SKBA's sub-advisory fees out of CNAM's advisory fee.

The Board considered information prepared by SKBA relating to its costs and profits with respect to the Opportunistic Value Fund, as well as the methodologies used to determine and allocate such costs to its management of the Fund. The Board also considered the benefits to be received by SKBA as a result of SKBA's relationship with the Opportunistic Value Fund, including fees paid to SKBA as the Fund's sub-adviser and the intangible benefits of any favorable publicity arising in connection with the Fund's performance.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation proposed to be paid to SKBA pursuant to the SKBA Agreement is fair and reasonable in light of the nature and quality of the services to be provided by SKBA to the Opportunistic Value Fund and its shareholders, and that approval of the SKBA Agreement would be in the best interest of the Fund and its shareholders.

* PRIOR TO OCTOBER 31, 2008, THE "BARCLAYS" INDEXES WERE NAMED THE "LEHMAN" INDEXES.


                          CNI  CHARTER FUNDS | PAGE 96

(GRPHIC)

THANK YOU

for your investment with CNI Charter Funds. We value the trust you have placed in us to help you achieve your financial goals.

                                   (GRAPHIC)

For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 for a free prospectus. Read it carefully before you invest or send money.

                                             (CNI CHARTER FUNDS(SM) LOGO) (LOGO)

                                                                 CNI-AR-001-0700

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $315,000          N/A               N/A               $278,000          N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-     N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax
        Fees       $66,400           N/A               N/A               $66,075           N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
    (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows.

          PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE TRUST

          The Audit Committee pre-approves all audit services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the Trust's independent accountant (the "Accountant"), including the fees therefor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Audit Committee is required to establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated be presented to the full Committee at each of its scheduled meetings.

          Pre-approval for a permitted non-audit service is not required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Trust to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

          Additionally, the Audit Committee is required to pre-approve the Accountant's engagements for non-audit services with the Trust's investment advisers and any of their affiliates that provide ongoing services to the Trust in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Trust, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Trust, the investment adviser and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

             ---------------------------- ----------------- ----------------
                                               2008              2007
             ---------------------------- ----------------- ----------------
             Audit-Related Fees                 N/A               N/A

             ---------------------------- ----------------- ----------------
             Tax Fees                           N/A               N/A

             ---------------------------- ----------------- ----------------
             All Other Fees                     N/A               N/A

             ---------------------------- ----------------- ----------------


(f)       Not Applicable

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $66,400 and $66,075 for 2008 and 2007, respectively.

(h)       Not Applicable

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

CNI Charter Funds (the "Fund") has adopted the following procedures by which shareholders may recommend nominees to the Fund's Board of Trustees. The Fund has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: (a) beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and (b) is not an adverse holder. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund 's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Committee and the Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CNI Charter Funds


By (Signature and Title)*                              /S/ Richard A. Weiss
                                                       -------------------------
                                                       Richard A. Weiss,
                                                       President & CEO

Date November 24, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                               /s/ Richard A. Weiss
                                                       -------------------------
                                                       Richard A. Weiss,
                                                       President  & CEO
Date November 24, 2008

By (Signature and Title)*                              /s/ Eric Kleinschmidt
                                                       -------------------------
                                                       Eric Kleinschmidt,
                                                       Controller and COO

Date November 24, 2008

* Print the name and title of each signing officer under his or her signature.